UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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BEST BUY CO., INC.
(Name of Registrant as Specified In Its Charter)

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BEST BUY CO., INC. 7601 Penn Avenue South Richfield, Minnesota 55423
NOTICE OF 2020 REGULAR MEETING OF SHAREHOLDERS
Time:	9:00 a.m., Central Time, on Thursday, June 11, 2020
Place:	Online at www.virtualshareholdermeeting.com/BBY2020
Internet:	Submit pre-meeting questions online by visiting www.proxyvote.com and attend the Regular Meeting of Shareholders online at www.virtualshareholdermeeting.com/BBY2020
Items of Business:	1.	To elect the ten director nominees listed herein to serve on our Board of Directors for a term of one year.
	2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 30, 2021.
	3.	To conduct a non-binding advisory vote to approve our named executive officer compensation.
	4.	To approve the Best Buy Co., Inc. 2020 Omnibus Incentive Plan.
5.
To approve an amendment to Article IX of our Amended and Restated Articles of Incorporation (the “Articles”) to eliminate the supermajority shareholder vote required to amend, alter or repeal the provisions of Article IX.

6.
To approve an amendment to Article IX of our Articles to eliminate the supermajority shareholder vote required to amend Section 1, Election of Directors, of Article III of the Amended and Restated By-laws.

	7.	To approve an amendment to Article X of our Articles to eliminate the supermajority shareholder vote required to amend, alter or repeal the provisions of Article X.
	8.	To approve an amendment to Article X of our Articles to amend the voting standard that applies to shareholder approval of certain transactions under Article X.
	9.	To transact such other business as may properly come before the meeting.
Record Date:	You may vote if you were a shareholder of Best Buy Co., Inc. as of the close of business on Monday, April 13, 2020.
Proxy Voting:	Your vote is important. You may vote via proxy as a shareholder of record:
	1.	By visiting www.proxyvote.com on the internet;
	2.	By calling (within the U.S. or Canada) toll-free at 1-800-690-6903; or
	3.	By signing and returning your proxy card if you have received paper materials.
For shares held through a broker, bank or other nominee, you may vote by submitting voting instructions to your broker, bank or other nominee.
Regardless of whether you expect to attend the meeting, please vote your shares in one of the ways outlined above.
By Order of the Board of Directors

Richfield, Minnesota	Todd G. Hartman
[ ], 2020	Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE REGULAR MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2020:
This Notice of 2020 Regular Meeting of Shareholders and Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended February 1, 2020, are available at www.proxyvote.com.
Help us make a difference by eliminating paper proxy mailings to your home or business. As permitted by rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our shareholders primarily via the internet. On or about [   ], 2020, we mailed or otherwise made available to our shareholders a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our Annual Report. The Notice of Internet Availability also includes instructions to access your form of proxy to vote via the internet. Certain shareholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the internet or have been mailed paper copies of our proxy materials and proxy card.
Internet distribution of our proxy materials is designed to expedite receipt by our shareholders, lower the cost of the Regular Meeting of Shareholders and conserve precious natural resources. If you would prefer to receive paper proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive e-mail notification with instructions to access these materials via the internet unless you elect otherwise.
ATTENDING THE REGULAR MEETING OF SHAREHOLDERS
•
Like the past three years, we invite you to attend the 2020 Regular Meeting of Shareholders (the “Meeting”) virtually. There will not be a physical meeting at the corporate campus. You will be able to attend the Meeting virtually, vote your shares electronically, and submit your questions during the Meeting by visiting: www.virtualshareholdermeeting.com/BBY2020 and following the instructions on your proxy card.

•	The Meeting starts at 9:00 a.m. Central Time.
•	You do not need to attend the Meeting online to vote if you submitted your vote via proxy in advance of the Meeting.
•	You can vote via telephone, the internet or by mail by following the instructions on your proxy card or voting instruction form provided by your broker, bank or other nominee.
•	A replay of the Meeting will be available on www.investors.bestbuy.com.

Dear Fellow Shareholders,
We are writing this letter at a time when the world is going through an unprecedented crisis. We extend our deepest and heartfelt sympathy to all those who are personally affected by this crisis.
We are proud of the way our management team is leading, seeking to serve all our stakeholders as well as the common good. Throughout the crisis, the first priority of our management team has been the safety and the needs of our employees and our customers. The actions they have taken highlight the company’s strengths and agility, as well as the essential nature of the customer needs we are serving as so many are now working and learning from home.
The importance of our purpose has been reinforced time and again by state and local officials all across the country who have declared Best Buy to be an essential business as part of their stay-at-home orders. It has been illustrated by the countless customer comments, thanking us for making available the necessities of modern life when they are needed the most. Finally, it has been made possible only through the care, dedication and tireless work of thousands of men and women who proudly wear the Best Buy blue.
At some point, the world will come out of this crisis and we are confident that Best Buy will continue to play a critical role in serving its various stakeholders and pursue its purpose to enrich lives through technology. We are equally confident that it will continue on its journey to be a company that employees and customers love and one that does a great job of rewarding its shareholders.
June 11, 2020 will mark the one-year anniversary of the appointment of Corie Barry as our Chief Executive Officer, and the completion of the leadership transition we initiated in the Spring of 2019. On that date, Hubert will pass the baton of Chairman of the Board to Patrick, with a sense of accomplishment, faith in the future, and confidence in the Best Buy team, led by Corie.
We are proud of our accomplishments in this past year, including the launch of the second chapter of our Building the New Blue strategy, continued strong financial performance ahead of the crisis, and significant achievements in our Environmental, Social and Governance initiatives, all of which have been recognized frequently by an increasing number of awards, including being chosen by Ethisphere as one of the world’s most ethical companies, receiving an ‘A’ score from CDP on its annual climate list and, for the 3rd year in a row, placing in the top five on Barron’s most sustainable companies list.
Your feedback is important to us, and we encourage you to participate as you have the last three years in our upcoming shareholder meeting through our virtual shareholder forum and to vote for the proposals set forth in this proxy statement.
With gratitude for your confidence and support,

Hubert Joly, Executive Chairman	Patrick Doyle, Lead Independent Director & Chairman-Elect

2020 Proxy Statement

CAUTIONARY STATEMENT PURSUANT TO THE
PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), provide a “safe harbor” for forward-looking statements to encourage companies to provide prospective information about their companies. With the exception of historical information, the matters discussed in this proxy statement on Schedule 14A are forward-looking statements and may be identified by the use of words such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “guidance,” “intend,” “foresee,” “outlook,” “plan,” “project” and other words and terms of similar meaning. Such statements reflect our current view with respect to future events and are subject to certain risks, uncertainties and assumptions. A variety of factors could cause our future results to differ materially from the anticipated results expressed in such forward-looking statements. Readers should review Item 1A, Risk Factors, of our most recently filed Annual Report on Form 10-K for a description of important factors that could cause our future results to differ materially from those contemplated by the forward-looking statements made in this proxy statement on Schedule 14A. Our forward-looking statements speak only as of the date of this proxy statement or as of the date they are made, and we undertake no obligation to update our forward-looking statements.

2020 Proxy Statement

At our 2020 Regular Meeting of Shareholders, we are asking shareholders to vote on eight key items. This section highlights information contained in other parts of this proxy statement. We encourage you to review the entire proxy statement for more detail on these items, as well as our Annual Report and our CEO’s Letter to Shareholders posted on our website at www.investors.bestbuy.com.
Items of Business for Vote at our Regular Meeting of Shareholders
This year, we are requesting your support for the following Items of Business:
Item Number	Item Description	Board Recommendation
1	Election of Directors	FOR Each Nominee
We have ten director nominees standing for election this year. More information about our nominees’ qualifications and experience can be found starting on page 25.
2	Ratification of Appointment of our Independent Registered Public Accounting Firm	FOR
We are asking our shareholders to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2021, as described on page 43.
3	Advisory Vote to Approve our Named Executive Officer Compensation	FOR

We are seeking, in an advisory capacity, approval by our shareholders of our named executive officer compensation, the “Say on Pay” vote. Our Compensation Discussion & Analysis (“CD&A”), which begins on page 46, describes our executive compensation programs and decisions for fiscal 2020.

4	Approval of the Best Buy Co., Inc. 2020 Omnibus Incentive Plan	FOR

We are seeking approval of the Best Buy Co., Inc. 2020 Omnibus Incentive Plan (“2020 Plan”) to replace our existing Amended and Restated 2014 Omnibus Incentive Plan. The description of our 2020 Plan begins on page 83.

5	Approval of an Amendment to Article IX, Section 9 of our Amended & Restated Articles of Incorporation (our “Articles”)	FOR

We are seeking approval by our shareholders of an amendment to eliminate the supermajority shareholder vote required under Article IX, Section 9 of the Articles to amend, alter or repeal the provisions of Article IX. The description of these proposed amendments in Items 5-8 begins on page 91.

6	Approval of an Amendment to Article IX, Section 10 of our Articles	FOR

We are seeking approval by our shareholders of an amendment to eliminate the supermajority shareholder vote required to amend Section 1, Election of Directors, of Article III of the Amended and Restated By-laws.

1	2020 Proxy Statement

Item Number	Item Description	Board Recommendation
7	Approval of an Amendment to Article X, Section 4 of our Articles	FOR
We are seeking approval by our shareholders of an amendment to eliminate the supermajority shareholder vote required to amend, alter or repeal the provisions of Article X.
8	Approval of an Amendment to Article X, Section 2 of our Articles	FOR
We are seeking approval by our shareholders of an amendment to amend the voting standard that applies to shareholder approval of certain transactions under Article X.
Attending the Meeting
How will the Meeting be conducted?
The Meeting will be conducted online, in a fashion similar to an in-person meeting. All of our board members and executive officers will attend the Meeting and be available for questions. You may attend the Meeting online, vote your shares electronically, and submit your questions during the Meeting by visiting our virtual shareholder forum at: www.virtualshareholdermeeting.com/BBY2020 and following the instructions on your proxy card.
How can I ask questions during the Meeting?
Questions may be submitted prior to the Meeting or you may submit questions in real time during the Meeting through our virtual shareholder forum. We are committed to acknowledging each question we receive. We will allot approximately 15 minutes for questions during the Meeting and submitted questions should follow our Rules of Conduct in order to be addressed during the Meeting. Our Rules of Conduct are posted on the forum.
What can I do if I need technical assistance during the Meeting?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page.
If I can’t attend the Meeting, can I vote or listen to it later?
You do not need to attend the online Meeting to vote if you submitted your vote via proxy in advance of the meeting. A replay of the Meeting, including the questions answered during the meeting, will be available on www.investors.bestbuy.com.
Additional information about how to vote your shares and attend our Meeting can be found in the General Information section of this proxy statement.

2020 Proxy Statement	2

Corporate Governance
Our long-standing approach to corporate governance is to develop and implement principles that: (1) enable the success of our strategy and business objectives; (2) are rooted in a robust ongoing dialogue with our shareholders; and (3) are inspired by best practices. Consistent with this approach, we continue to build upon a strong framework of corporate governance policies and practices, including the following:
Board Structure
•	Lead Independent Director (in times when our Chairman is not independent)	•	All Independent Committees
•	Annual Director Elections	•	No Director Related Party Transactions
•	Robust Annual Board Evaluation Process	•	Director Overboarding Policy
•	Majority Vote for Directors	•	Director Retirement Policy

Shareholder Rights		Compensation
•	No Cumulative Voting Rights	•	Pay for Performance Compensation Programs
•	No Poison Pill	•	Annual Say-on-Pay Vote
•	Proxy Access By-Laws	•	Anti-Hedging and Anti-Pledging Policies
•	No Exclusive Forum/Venue or Fee-Shifting Provisions	•	Clawback Policy for both Cash and Equity Awards
•	Elimination of Supermajority Voting Provisions in the Articles, if Approved at the Meeting	•	Stock Ownership Guidelines for Directors and Executives
The Board seeks a wide range of experience and expertise from a variety of industries and professional disciplines in its directors and carefully assesses and plans for the director skill sets, qualifications and diverse perspectives required to support the Company’s long-term strategic goals. Our slate of director nominees reflects the strong results of these efforts.
Composition of Board Nominees

## Gender diversity

**60%**
6 Women

**40%**
4 Men

## Ethnic diversity

**30%**
3 of 10

## Director tenure

0-3 years
4-6 years
7+ years

## Independence

9 of 10 director nominees are independent

## Mix of Skills, qualifications and experience

Business Operations 7
Chief Executive Officer 4
Corporate Governance 3
Customer Engagement / Marketing 6
Digital / E-commerce 7
Finance 6
Growth / Transformation 7
Healthcare 1
Investments / Venture Capital 2
Philanthropy / Non-Profits 10
Professional Services 2
Retail / Customer Services 7
Talent Management 1
Technology 4

Additional information on our Corporate Governance policies and practices can be found in the Corporate Governance at Best Buy section of this proxy statement.

3	2020 Proxy Statement

Environment, Social & Governance
Our Board, with oversight by the Nominating, Corporate Governance and Public Policy Committee, is integrally involved in the Company’s environmental, social and governance (“ESG”) initiatives. We are an organization built upon values-driven leadership and we are focused on our purpose to enrich lives through technology. We continue to focus on issues in which we have the most significant impact, such as climate change, e-waste and the technology education gap. We are honored to be recognized for the progress we have made in building a better world with all of our stakeholders. Please see our annual Corporate Responsibility & Sustainability Report, available at www.Corporate.BestBuy.com/Sustainability for more details. Our Fiscal Year 2020 report will include disclosures aligned with the Sustainability Accounting Standards Board (SASB).

# ESG Recognition

**ISS Governance**

Awarded Prime status by Oekom Corporate Ratings

**Bloomberg**

Included in Bloomberg's Gender Equality Index for the first time

***Barron's***

Listed in the top 5 of *Barron's* Most Sustainable Companies for the 3rd year in a row

**Dow Jones**

Included in Dow Jones Sustainability Index for the 9th year

**CDP Worldwide**

Named to the CDP Climate A List; among top 2 percent of companies reporting to CDP

**MSCI Inc.**

Rated AAA (highest possible) by MSCI ESG Research

**FTSE4Good Index**

Included in FTSE4Good Index for the 6th year

***Ethisphere***

Named to *Ethisphere's* list of World's Most Ethical Companies for the 6th year

Additional information regarding our purpose and programs relating to our ESG efforts can be found in the Corporate Governance at Best Buy — Environment, Social & Governance section of this proxy statement.
Item No. 1: Election of Directors
The following individuals are standing for election to our Board. The Board recommends a vote FOR each of the nominees. All nominees are current members of the Board.
				Committee Membership
Name	Director Since	Most Recent Employer	Independent	AC	CC	FC	NC
Corie S. Barry	2019	CEO, Best Buy Co., Inc.	No
Lisa M. Caputo	2009	Executive Vice President, Chief Marketing & Communications Officer, The Travelers Companies, Inc.	Yes		√		√
J. Patrick Doyle(1)	2014	Executive Partner, The Carlyle Group	Yes
Kathy J. Higgins Victor	1999	President & Founder, Centera Corporation	Yes		√		C
David W. Kenny	2013	CEO, Nielsen	Yes		C		√
Karen A. McLoughlin	2015	Chief Financial Officer, Cognizant Technology Solutions Corp.	Yes	√		C

2020 Proxy Statement	4

				Committee Membership
Name	Director Since	Most Recent Employer	Independent	AC	CC	FC	NC
Thomas L. Millner	2014	CEO (Former), Cabela’s Inc.	Yes	C			√
Claudia F. Munce	2016	Venture Advisor, New Enterprise Associates	Yes	√		√
Richelle P. Parham	2018	Partner & Managing Director, WestRiver Group	Yes	√			√
Eugene A. Woods	2018	CEO, Atrium Health	Yes	√		√
(1)	Mr. Doyle will serve as Chairman, effective after the Meeting. He currently serves as Lead Independent Director.
Key: AC = Audit Committee; CC = Compensation & Human Resources Committee; FC = Finance & Investment Policy Committee; NC = Nominating, Corporate Governance & Public Policy Committee √ = Member; C = Chair
Additional information about each of our nominees and director qualification and nomination process can be found in Item of Business No. 1 — Election of Directors.
Item No. 2: Appointment of Independent Registered Public Accounting Firm
The Board recommends a vote FOR ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 30, 2021.
Deloitte & Touche LLP (“D&T”) served as our auditors for fiscal 2020. Our Audit Committee has selected D&T to audit our financial statements for fiscal 2021 and is submitting its selection of our independent registered public accounting firm for ratification by the shareholders in order to ascertain the view of our shareholders on this selection. The following table summarizes the aggregate fees incurred for services rendered by D&T during fiscal 2020 and fiscal 2019. Additional information can be found in Item of Business No. 2 — Ratification of Appointment of our Independent Registered Public Accounting Firm.
Service Type	Fiscal 2020	Fiscal 2019
Audit Fees	$2,873,000	$2,912,000
Audit-Related Fees	380,000	654,000
Tax Fees	—	—
Total Fees	$3,253,000	$3,566,000
Item No. 3: Say-on-Pay: Advisory Vote to Approve Named Executive Officer Compensation
The Board recommends a vote FOR approval of our named executive officer (“NEO”) compensation.
Our shareholders have consistently strongly supported our executive compensation program. For the last five years, our average Say-on-Pay vote has been 96.3%. We believe this support reflects our strong pay-for-performance philosophy, our commitment to sound compensation policies, and our active engagement and open dialogue with our shareholders. The Compensation Committee regularly takes feedback received from shareholders into consideration when making decisions regarding our executive compensation program.
Our executive compensation program contains the following elements:
Compensation Component	Key Characteristics	Purpose
Base Salary	Cash	Provide competitive, fixed compensation to attract and retain executive talent.
Short-Term Incentive	Cash award paid based on achievement of various performance metrics	Create a strong financial incentive for achieving or exceeding Company performance goals.
Long-Term Incentive	Stock options, performance-conditioned time-based restricted shares, and performance share awards	Create a strong financial incentive for increasing shareholder value, encouraging ownership stake, and promote retention.

5	2020 Proxy Statement

Pay is tied to performance. The majority of executive compensation is not guaranteed and is based on performance metrics designed to drive shareholder value, as summarized below for the CEO and other NEOs (excluding the CEO).

## FY 20 CEO Total Direct Compensation

Base Salary
9%
Short-Term Incentive
17%
74%
Long-Term Incentive
9%
91%
Fixed
Variable

## FY 20 Named Executive Officers' Total Direct Compensation (Avg.)

Base Salary
20%
Short-Term Incentive
24%
56%
Long-Term Incentive
20%
80%
Fixed
Variable

### Fiscal 2020 Short-Term Incentive Compensation Performance Metrics

**45%** Enterprise Compensation Operating Income

**35%** Enterprise Revenue Growth

**20%** Domestic Cost Reduction

### Fiscal 2020 Long-Term Incentive Compensation Performance Metrics

**50%** 3-Year Total Shareholder Return

- *Relative to the S&P 500*

**50%** Enterprise Revenue

Additional information can be found in Item of Business No. 3 — Advisory Vote to Approve Named Executive Officer Compensation and the Compensation Discussion and Analysis sections of this proxy statement.
Item No. 4: Approval of the Best Buy Co., Inc. 2020 Omnibus Incentive Plan
The Board recommends a vote FOR our Best Buy Co., Inc. 2020 Omnibus Incentive Plan (the “2020 Plan”).
On April 13, 2020, the Board adopted, subject to shareholder approval, the 2020 Plan to replace our Amended and Restated 2014 Omnibus Incentive Plan. The purpose of the 2020 Plan is to promote the interests of Best Buy and our shareholders by aiding us in attracting and retaining employees, officers, consultants, advisors and non-employee directors who we expect will contribute to our growth and financial performance for the benefit of our shareholders. It is our primary vehicle to award long-term incentive-based compensation.
If approved, the Plan will provide a reserve of approximately 21,700,000 shares of our common stock available for issuance. We expect this reserve to be sufficient to cover long-term incentive-based grants awards in fiscal 2021 and fiscal 2022.

2020 Proxy Statement	6

Key features of our 2020 Plan include:
√	No evergreen provision	√	Prohibits liberal share recycling
√	Fungible share counting	√	Sets a minimum vesting period
√	Prohibits discounted stock options or share appreciation rights	√	Prohibits liberal change in control provisions
√	Prohibits repricing of stock options or share appreciation rights	√	Prohibits payment of dividend or dividend equivalents on unvested awards
Additional information can be found in Item of Business No. 4 — Approval of the Best Buy Co., Inc. 2020 Omnibus Incentive Plan section of this proxy statement.
Item Nos. 5 - 8: Approval of Amendments to Articles IX and X of our Amended and Restated Articles of Incorporation
The Board recommends a vote FOR the Amendments to Articles IX and X of our Amended and Restated Articles of Incorporation to eliminate the supermajority voting requirements set forth in these Articles.
As part of its ongoing evaluation of best corporate governance practices and engagement with shareholder feedback, the Board approved, subject to shareholder approval, these four proposed amendments to our Amended and Restated Articles of Incorporation (the “Current Articles”) on March 10, 2020. Three of the proposed amendments eliminate the existing supermajority voting provisions contained in Article IX, Regulation of Certain Events, and Article X, Stock Repurchases from Certain Shareholders. The fourth proposed amendment amends the voting standard in Article X, Section 2 to the affirmative vote of a majority of the voting power of the shares present and entitled to vote at a meeting of shareholders, except where a larger proportion is required by law, which is the same standard that would apply under Article III, Shareholder Voting, of the Current Articles.
Additional information can be found in Items of Business Nos. 5 - 8 — Approval of Amendments to Articles IX and X of our Amended and Restated Articles of Incorporation section of this proxy statement.

7	2020 Proxy Statement

BEST BUY CO., INC.
7601 Penn Avenue South
Richfield, Minnesota 55423
PROXY STATEMENT
REGULAR MEETING OF SHAREHOLDERS — JUNE 11, 2020
GENERAL INFORMATION
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (“Board”) of Best Buy Co., Inc. (“Best Buy,” “we,” “us,” “our” or the “Company”) to be voted at our 2020 Regular Meeting of Shareholders (the “Meeting”) to be held virtually on Thursday, June 11, 2020, at 9:00 a.m., Central Time, at www.virtualshareholdermeeting.com/BBY2020 or at any postponement or adjournment of the Meeting. On or about April 29, 2020, we mailed or made available our proxy materials, including the proxy statement, our Annual Report and form of proxy or the Notice of Internet Availability.
Background
What is the purpose of the Meeting?
At the Meeting, shareholders will vote on the items of business outlined in the Notice of 2020 Regular Meeting of Shareholders (“Meeting Notice”) included as the cover page to this proxy statement. In addition, management will provide a brief update on our business and respond to questions from shareholders.
Why did I receive this proxy statement and a proxy card or the Notice of Internet Availability?
You received this proxy statement and a proxy card or the Notice of Internet Availability because you owned shares of Best Buy common stock as of April 13, 2020, the record date for the Meeting and are entitled to vote on the items of business at the Meeting. This proxy statement describes the items of business that will be voted on at the Meeting and provides information on these items so that you can make an informed decision.
How can I attend the Meeting?
You can attend the meeting online by logging on to www.virtualshareholdermeeting.com/BBY2020 and following the instructions provided on your proxy or notice card.
How will the Meeting be conducted?
The Meeting will be conducted online, in a fashion similar to an in-person meeting. All of our board members and executive officers will attend the Meeting and be available for questions. You will be able to attend the Meeting online, vote your shares electronically, and submit your questions during the Meeting by visiting our virtual shareholder forum at: www.virtualshareholdermeeting.com/BBY2020 and following the instructions on your proxy card.
How can I ask questions during the Meeting?
Questions may be submitted prior to the Meeting through our virtual shareholder forum at www.virtualshareholdermeeting.com/BBY2020, or you may submit questions in real time during the meeting through the forum. We are committed to acknowledging each question we receive. We will allot approximately 15 minutes for questions during the Meeting and submitted questions should follow our Rules of Conduct for the meeting in order to be addressed during the Meeting. Our Rules of Conduct are posted on the forum.
What can I do if I need technical assistance during the Meeting?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.

2020 Proxy Statement	8

If I can’t attend the Meeting, can I vote or listen to it later?
You do not need to attend the online Meeting to vote if you submitted your vote via proxy in advance of the meeting. A replay of the Meeting, including the questions answered during the meeting, will be available on www.investors.bestbuy.com.
Who may vote?
In order to vote at the Meeting, you must have been a shareholder of record of Best Buy as of April 13, 2020, which is the record date for the Meeting. If your shares are held in “street name” (that is, through a bank, broker or other nominee), you will receive instructions from the bank, broker or nominee that you must follow in order for your shares to be voted as you choose.
When is the record date?
The Board has established April 13, 2020, as the record date for the Meeting.
How many shares of Best Buy common stock are outstanding?
As of the record date, there were 257,503,347 shares of Best Buy common stock outstanding. There are no other classes of capital stock outstanding.

9	2020 Proxy Statement

Voting Procedures
What am I voting on, how many votes are required to approve each item, how are votes counted and how does the Board recommend I vote:
Item	Vote Required	Voting Options	Board Recommendation(1)	Broker Discretionary Voting Allowed(2)	Impact of Abstain Vote
Item 1 - The election of the 10 director nominees listed in this proxy statement	The affirmative vote of a majority of votes cast with respect to the director.	“FOR” “AGAINST” “ABSTAIN”	FOR	No	None
Item 2 – The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 30, 2021
The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on this item of business or, if greater, the vote required is a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum at the Annual Meeting.
			FOR	Yes	Against
Item 3 - The non-binding advisory vote to approve our named executive officer compensation			FOR	No	Against
Item 4 - The approval of the Best Buy Co., Inc. 2020 Omnibus Incentive Plan			FOR	No	Against
Item 5 - The approval of an amendment to Article IX, Section 9 of the Amended and Restated Articles of Incorporation (our “Articles”)			FOR	No	Against
Item 6 - The approval of an amendment to Article IX, Section 10 of the Articles;	The affirmative vote of 66 2∕3% of the outstanding shares entitled to vote on this item of business.		FOR	No	Against
Item 7 - The approval of an amendment to Article X, Section 4 of the Articles
The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on this item of business or, if greater, the vote required is a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum at the Annual Meeting.
			FOR	No	Against
Item 8 - The approval of an amendment to Article X, Section 2 of the Articles			FOR	No	Against

2020 Proxy Statement	10

(1)	If you are a record holder and you sign and submit your proxy card without indicating your voting instructions, your shares will be voted as in accordance with the Board’s recommendation.
(2)	A broker non-vote will not count as a vote for or against a director and will have no effect on the outcome of the election of the 10 director nominees disclosed in this proxy statement.
How do I vote?
If you are a shareholder of record (that is, if your shares are owned in your name and not in “street name”), you may vote:
•	Via the internet at www.proxyvote.com;
•	By telephone (within the U.S. or Canada) toll-free at 1-800-690-6903;
•	By mail, by signing and returning the enclosed proxy card if you have received paper materials; or
•	By attending the virtual Meeting and voting online at www.virtualshareholdermeeting.com/BBY2020.
If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the voting instructions provided by your broker, bank or other nominee.
If you wish to vote by telephone or via the internet, you must do so before 11:59 p.m., Eastern Time, on Wednesday, June 10, 2020. After that time, telephone and internet voting on www.proxyvote.com will not be permitted and any shareholder of record wishing to vote thereafter must vote online during the Meeting. Shareholders of record will be verified online by way of the personal identification number included on your proxy or notice card. Voting by a shareholder during the Meeting will replace any previous votes submitted by proxy.
We have made all proxy materials available via the internet. However, you may opt to receive paper copies of proxy materials, at no cost to you, by following the instructions contained in the Notice of Internet Availability that we have mailed to most shareholders. We encourage you to take advantage of the option to vote your shares electronically through the internet or by telephone. Doing so will result in cost savings for the Company.
How are my voting instructions carried out?
When you vote via proxy, you appoint the Chairman of the Board, Hubert Joly and the Secretary of the Company, Todd G. Hartman (collectively, the “Proxy Agents”), as your representatives to vote at the Meeting. The Proxy Agents will vote your shares at the Meeting, or at any postponement or adjournment of the Meeting, as you have instructed them on the proxy card. If you return a properly executed proxy card without specific voting instructions, the Proxy Agents will vote your shares in accordance with the Board’s recommendations as disclosed in this proxy statement. If you submit a proxy, your shares will be voted regardless of whether you attend the Meeting. Even if you plan to attend the Meeting, it is advisable to vote your shares via proxy in advance of the Meeting in case your plans change.
If an item properly comes up for vote at the Meeting, or at any postponement or adjournment of the Meeting, that is not described in the Meeting Notice, including adjournment of the Meeting and any other matters incident to the conduct of the Meeting, the Proxy Agents will vote the shares subject to your proxy in their discretion. Discretionary authority for them to do so is contained in the proxy.
How many votes do I have?
You have one vote for each share you own, and you can vote those shares for each item of business to be addressed at the Meeting.
How many shares must be present to hold a valid Meeting?
For us to hold a valid Meeting, we must have a quorum. In order to have a quorum, a majority of the outstanding shares of our common stock that are entitled to vote need to be present or represented by proxy at the Meeting. Your shares will be counted as present at the Meeting if you:
•	Vote prior to the Meeting via the internet or by telephone;
•	Properly submit a proxy card (even if you do not provide voting instructions); or
•	Vote while attending the Meeting online.
Abstentions and shares represented by “broker non-votes,” as described below, are counted as present and entitled to vote for purposes of determining a quorum.

11	2020 Proxy Statement

What if I change my mind after I vote via proxy?
If you are a shareholder of record, you may revoke your proxy at any time before your shares are voted by:
•	Submitting a later-dated proxy prior to the Meeting (by mail, internet or telephone);
•	Voting online during the Meeting (attendance will not, by itself, revoke a proxy); or
•	Providing written notice of revocation to Best Buy’s Secretary at our principal office at any time before your shares are voted.
If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee.
Who will count the vote?
Representatives of Broadridge will tabulate the vote and act as the inspector of elections.
Where can I find the voting results of the Meeting?
We plan to publish the final voting results in a Current Report on Form 8-K (“Form 8-K”) filed within four business days of the Meeting. If final voting results are not available within the four business day timeframe, we plan to file a Form 8-K disclosing preliminary voting results within the required four business days, to be followed as soon as practicable by an amendment to the Form 8-K containing final voting results.
Proxy Solicitation
How are proxies solicited?
We expect to solicit proxies primarily by internet and mail, but our directors, officers, other employees and agents may also solicit proxies in person, by telephone, through electronic communication and by facsimile transmission. We will request that brokerage firms, banks, other custodians, nominees, fiduciaries and other representatives of shareholders forward the Notice of Internet Availability and, as applicable, the proxy materials and Annual Reports themselves, to the beneficial owners of our common stock. Our directors and employees do not receive additional compensation for soliciting shareholder proxies.
Who will pay for the cost of soliciting proxies?
We pay all of the costs of preparing, printing and distributing our proxy materials. We will reimburse brokerage firms, banks and other representatives of shareholders for reasonable expenses incurred as defined in the NYSE schedule of charges in connection with proxy solicitations.
How can multiple shareholders sharing the same address request to receive only one set of proxy materials and other investor communications?
You may elect to receive future proxy materials, as well as other investor communications, in a single package per address. This practice, known as “householding,” is designed to reduce our paper use and printing and postage costs. To make the election, please indicate on your proxy card under “Householding Election” your consent to receive such communications in a single package per address. Once we receive your consent, we will send a single package per household until you revoke your consent or request separate copies of our proxy materials by notifying our Investor Relations Department in writing at 7601 Penn Avenue South, Richfield, MN, 55423, or by telephone at 612-291-6147. We will start sending you individual copies of proxy materials and other investor communications following receipt of your revocation.
Can I receive the proxy materials electronically?
Yes. All shareholders may access our proxy materials electronically via the internet. We encourage our shareholders to access our proxy materials via the internet because it reduces the expenses for, and the environmental impact of, our shareholder meetings. You may opt to receive paper copies of proxy materials, including our Annual Report, proxy statement and proxy card at no cost to you, by following the instructions on your Notice of Internet Availability.
An electronic version of this proxy statement is posted on our website at www.investors.bestbuy.com.

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Additional Information
Where can I find additional information about Best Buy?
Our reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about Best Buy. You can find these reports and additional information about us on our website at www.investors.bestbuy.com.

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CORPORATE GOVERNANCE AT BEST BUY
Our Board is committed to developing and implementing corporate governance principles that: (1) enable the success of our strategy and business objectives; (2) are rooted in a robust ongoing dialogue with our shareholders; and (3) are inspired by best practices. Consistent with this approach, we continue to build upon a strong framework of corporate governance practices. Shareholder perspectives play an important role in that process. Some key aspects of our current Board and governance structure and practices are as follows:
Board Leadership & Composition
•
Our Board has been led by our Executive Chairman. Our Lead Independent Director ensures independent oversight of management whenever our Chairman is not independent. Going forward, our Board will be led by Mr. Doyle, our Chairman-elect, who has been serving as our Lead Independent Director.

•	All of our director nominees, other than the CEO, are independent.
•	Our Board places an emphasis on diverse representation among its members. Six of our 10 director nominees are women and thirty percent of our Board is ethnically diverse.
•	The average tenure of our director nominees is approximately 6.5 years, with a balance of skills, new perspectives and historical knowledge.
•	All Committees are comprised exclusively of independent directors.
•
Our directors are required to retire at the expiration of their term during which they reach the age of 72, and must tender their resignation for consideration: (a) five years after ceasing the principal career they held when they joined our Board and (b) when their principal employment, public company board membership or other material affiliation changes.

Board Accountability
•
We conduct a robust annual Board, individual director and CEO evaluation process, and periodically engage an independent third party to provide independent assessments of Board and director performance.

•	None of our directors are involved in a material related party transaction.
•	Our directors and officers are prohibited from hedging and pledging Company securities.
•	Our directors and executive officers are required to comply with stock ownership guidelines.
•	Our Board has adopted Corporate Governance Principles as part of its commitment to good governance practices. These principles are available on our website at www.investors.bestbuy.com.
Shareholder Rights & Engagement
•	We do not have a shareholder rights plan (commonly known as a “Poison Pill”).
•	We have proxy access provisions consistent with market practice (3/3/20/20).
•	We have no exclusive forum/venue or fee-shifting provisions.
•	We have no cumulative voting rights and our only class of voting shares is our common stock.
•	A shareholder(s) must own 10% of the voting shares of our stock to call a special meeting, or 25% if the special meeting relates to a business combination or change in our Board composition.
•	We are seeking approval to eliminate supermajority shareholder vote requirements from our Articles.
•	We regularly engage with shareholders to solicit feedback, address questions and concerns and provide perspective on Company policies and practices.
In this section of our proxy statement, we provide detail on specific aspects of our Corporate Governance program, policies and practices, as well as additional information on the operations and composition of our Board.
Board Leadership
During fiscal 2020, our Board was led by our Executive Chairman, Mr. Joly, and our Lead Independent Director, Mr. Doyle. Our Lead Independent Director has complemented our Executive Chairman by providing effective, independent leadership on the Board through clearly defined authority. Additional leadership roles continue to be filled by other directors, all of whom are independent and play an active role in our strategic planning, risk oversight and governance.
Under our Corporate Governance Principles, in circumstances where the Chairperson of the Board is not independent, the Board considers it to be useful and appropriate to designate a Lead Independent Director to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as

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the Board may determine. Our Lead Independent Director is nominated by the Nominating, Corporate Governance and Public Policy Committee, and final selection is subject to ratification by the vote of a majority of the independent directors on the Board. The Lead Independent Director serves for an annual term beginning at the Board meeting following the first regular meeting of shareholders at which directors are elected. In March 2020, we announced Mr. Joly’s decision not to stand for re-election and the appointment of Mr. Doyle as Non-Executive Chairman, effective at the conclusion of the Meeting. With the appointment of an independent Chairman, we will not have a Lead Independent Director for the upcoming term.
The Board leadership duties and responsibilities are outlined below and in our Corporate Governance Principles, which are also posted online at www.investors.bestbuy.com.
Our Chairman is responsible for:
•	Setting the agenda for Board meetings (in partnership with the CEO and Lead Independent Director) and presiding over and leading discussion at meetings of the full Board;
•	Presiding over the Company’s regular meeting of shareholders;
•	Setting the Board meeting calendar and leading oversight activities of the Board;
•	Overseeing the Company’s strategic planning process to create alignment with the Board and management and supporting execution of the strategy;
•	Assisting the Board with its oversight of the Company’s risks;
•	Speaking on behalf of the Company to both internal and external stakeholders, as appropriate; and
•	Serving as the Board’s liaison to management.
Our Lead Independent Director performs the following duties:
•	Partners with the Chairman (and CEO) to set the Board meeting agenda;
•	Presides at all Board meetings at which the Chairman is not present;
•	Presides at executive sessions of independent directors (which take place at each regular Board meeting);
•	Calls additional meetings of the independent directors, as appropriate;
•	Serves as a liaison between the independent directors and our stakeholders by being available for direct consultation and communication;
•	Provides ongoing counsel to the Chairman regarding key items of business and overall Board functions; and
•	Performs any other duties requested by the Board, the independent directors or the Chairman.
Board Composition
The Board seeks a wide range of experience and expertise from a variety of industries and professional disciplines in its directors. It carefully assesses the director skill sets, qualifications and diverse perspectives required to support the Company’s long-term strategic goals, and for an orderly succession and transition of directors, as evidenced by the composition changes over the past seven years. We believe our Board should be composed of individuals with highly relevant skills, independence, integrity, sound judgment, proven records of accomplishments and diverse genders, ethnicities, ages and geographic locations. In addition, the Board emphasizes independent voices and adding new perspectives to its membership. Nine of our 10 director nominees are independent, and the average tenure of our director nominees is 6.5 years. More information regarding our Director Qualification Standards and Director Nomination Process can be found within Item 1 of this proxy statement.
Director Independence
Pursuant to our Corporate Governance Principles, the Board has established independence standards consistent with the requirements of the SEC and NYSE. To be considered independent under the NYSE rules, the Board must affirmatively determine that a director or director nominee does not have a material relationship with us (directly, or as a partner, shareholder or officer of an organization that has a relationship with us). In addition, each member of the Compensation and Human Resources Committee must meet a standard of “enhanced independence” such that the Board must consider the source of compensation of the director and whether the director is affiliated with us or one of our subsidiaries to determine whether there are any factors that would materially affect a director’s ability to be independent, specifically in regard to their duties as a Compensation and Human Resources Committee member.

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Our Director Independence Guidelines, consistent with the NYSE rules, generally provide that no director or director nominee may be deemed independent if the director or director nominee:
—	has in the past three years:
•
received (or whose immediate family member has received as a result of service as an executive officer) more than $120,000 during any 12-month period in direct compensation from Best Buy, other than director and committee fees and certain pension payments and other deferred compensation;

•	been an employee of Best Buy;
•	had an immediate family member who was an executive officer of Best Buy;
•
personally worked on (or whose immediate family member has personally worked on) our audit as a partner or an employee of our internal or external auditors or independent registered public accounting firm; or

•	been (or whose immediate family member has been) employed as an executive officer of another company whose compensation committee at that time included a present executive officer of Best Buy; or
—	is currently:
•
a partner or employee of our independent registered public accounting firm, or a director whose immediate family member is a partner of such firm or is employed by such firm and personally works on our audit; or

•
an employee (or has an immediate family member who is an executive officer) of another company that has made payments to Best Buy, or received payments from Best Buy, for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues.

Under our director independence standards described above, the Board has determined that each director who served during any part of fiscal 2020 and each director nominee is independent, with the exception of Mr. Joly, our Executive Chairman, and Ms. Barry, our CEO. The Board based these determinations primarily on a review of the responses of the directors to questions regarding employment and compensation history, affiliations, family and other relationships and on discussions with our directors.
As part of its independence analysis, the Board reviewed our relationships with companies with which our directors are affiliated. As part of that review, the Board considered our relationship with Nielsen, a company affiliated with Mr. Kenny. Mr. Kenny, a director since September 2013, serves as CEO and a director of Nielsen. Since 1999, Nielsen has provided us with data analytics services. The amounts we have paid to Nielsen were less than 2% of the annual consolidated gross revenues of Nielsen for each of the past three fiscal years. In addition, Mr. Kenny did not influence or participate in negotiating our agreements with Nielsen. The Board determined that the Company’s relationship with Nielsen was not material and did not impair Mr. Kenny’s independence.
In addition, the Board also considered our relationship with Cognizant Technology Solutions Corp., which has provided us with information technology and business solution services since 2017. Ms. McLoughlin, a director since September 2015, is the Chief Financial Officer of Cognizant. The amounts paid to Cognizant were less than 2% of Cognizant’s annual consolidated gross revenues for the past three fiscal years. Ms. McLoughlin did not influence or participate in negotiating our agreements with Cognizant. The Board determined that the Company’s relationship with Cognizant was not material and did not impair Ms. McLoughlin’s independence.
Board Meetings and Attendance
During fiscal 2020, the Board held four regular meetings and three special meetings. Each incumbent director attended, in person or by telephone, at least 75% percent of the meetings of both the Board and committees on which he or she served. Directors are required to attend our regular meetings of shareholders, and all of our director nominees that were then directors attended the 2019 Meeting either in-person or telephonically.
Executive Sessions of Independent Directors
Our independent directors, led by Mr. Doyle, meet in executive sessions of independent directors during each regularly scheduled Board meeting. Independent directors use these sessions as a forum for open discussion about the Company, our senior management, and any other matters they deem appropriate.

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Committees of the Board
The Board has four committees: Audit, Compensation and Human Resources (the “Compensation Committee”), Finance and Investment Policy, and Nominating, Corporate Governance and Public Policy (the “Nominating Committee”). The charters for each committee are posted on our website at www.investors.bestbuy.com. The charters are reviewed annually and include information regarding each committee’s composition, purpose and responsibilities.
The Board has determined that all members of the Audit Committee, Compensation Committee and Nominating Committee are independent as defined under the SEC and NYSE rules, and all members of the Compensation Committee are “outside directors” for purposes of Internal Revenue Code section 162(m). The Board has also determined that, during fiscal 2020, two of the five members of the Audit Committee qualified as audit committee financial experts under SEC rules, and that each of the members of the Audit Committee has accounting and related financial management expertise in accordance with the NYSE listing standards.
The key responsibilities, fiscal 2020 membership and number of meetings held in fiscal 2020 for each committee are set forth below:
Committee	Key Responsibilities		Committee Members	Number of Meetings held in Fiscal 2020
Audit	•	Assists the Board in its oversight of:	Thomas L. Millner*† Karen A. McLoughlin† Claudia F. Munce Richelle P. Parham Eugene A. Woods	14
• the integrity of our financial statements and financial reporting processes;
• our internal accounting systems and financial and operational controls;
• the qualifications and independence of our independent registered public accounting firm;
• the performance of our internal audit function and our independent registered public accounting firm; and
•
our legal compliance and ethics programs, including our legal, regulatory and risk oversight requirements, and the major risks facing the Company (including risks related to finance, operations, privacy and cyber-security), related party transactions and our Code of Business Ethics.

	•	Is responsible for the preparation of a report as required by the SEC to be included in this proxy statement.
Compensation & Human Resources	•	Determines executive officer compensation and executive officer and director compensation philosophies, evaluates the performance of our CEO, approves CEO and executive officer compensation, and oversees preparation of a report as required by the SEC to be included in this proxy statement.	David W. Kenny* Lisa M. Caputo Russell P. Fradin Kathy J. Higgins Victor Cindy R. Kent	6
	•	Reviews and recommends director compensation for Board approval.
	•	Is responsible for succession planning and compensation-related risk oversight.
	•	Approves and oversees the development and evaluation of equity-based and other incentive compensation and certain other employee benefit plans.

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Committee	Key Responsibilities		Committee Members	Number of Meetings held in Fiscal 2020
Finance & Investment Policy	•	Provides oversight of, and advises the Board regarding, our financial policies and financial condition to help enable us to achieve our long-range goals.	Karen A. McLoughlin* Cindy R. Kent Claudia F. Munce Eugene A. Woods	4
	•
Oversees, evaluates and monitors the: (i) protection and safety of our cash and investments; (ii) achievement of reasonable returns on financial assets within acceptable risk tolerance; (iii) maintenance of adequate liquidity to support our activities; (iv) assessment of the cost and availability of capital; and (v) alignment of our strategic goals and financial resources.

	•	Is responsible for approving certain significant contractual obligations.
Nominating, Corporate Governance & Public Policy	•	Identifies and recommends director nominees, reviews and recommends corporate governance principles to the Board, and oversees the evaluation of the performance of the Board and its committees.	Kathy J. Higgins Victor* Lisa M. Caputo David W. Kenny Thomas L. Millner	5
	•	Assists the Board with general corporate governance, including Board organization, membership, training and evaluation.
	•	Oversees public policy and corporate responsibility and sustainability matters.
*	Chair
†	Designated as an “audit committee financial expert”

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Board Risk Oversight
In addition to its responsibilities as set forth above, the Board and its committees take an active role in the oversight of various risks to the Company. These risk oversight responsibilities are set forth below.

# Risk Oversight

## The Board

The Board is responsible for oversight of enterprise risk. It considers enterprise risk factors as critical in its review of business strategy and performance and ensures that there is an appropriate balance of risk and opportunity. Key strategic risk factors include the competitive environment, workforce development, and global trade issues, among others. Risks reviewed by Board committees are escalated to the full Board as necessary.

## Committees

### Audit

Oversees risks associated with our financial reporting processes, legal and regulatory compliance, data privacy and security, cyber-security, and other operational matters.

### Compensation

Oversees risks associated with our compensation programs, benefits and management succession.

### Finance & Investment Policy

Oversees risks associated with our investment portfolio, capital markets, and liquidity.

### Nominating

Oversees risks associated with our Board processes, corporate governance, public policy and social responsibility.

## Management

Management is responsible for day-to-day risk management processes, including assessing and taking actions necessary to manage risk incurred in connection with our business operations. Management also reviews, assesses and quantifies enterprise risks on an ongoing basis in support of the Board and each Committee's oversight responsibilities.

In 2019, a management risk committee comprised of the CEO and her direct reports was formed to assess and align on top risks faced by the Company. Management also adopted a value-based risk model to enable consistent evaluation of risks and opportunities across the organization. The Audit Committee oversees management’s processes to identify and quantify the material risks that we face. Our Chief Risk and Compliance Officer is a direct liaison to the Audit Committee on our risk oversight processes and procedures. In connection with its risk oversight role, the Audit Committee meets privately with representatives of our independent registered public accounting firm, the Chief Risk and Compliance Officer, our internal audit staff and our legal staff. Our internal audit staff, which reports directly to the Audit Committee at least quarterly, assist management in identifying, evaluating and implementing controls and procedures to address identified risks.
Compensation Risk Assessment
In connection with their oversight of compensation-related risks, Compensation Committee members annually review the most important enterprise risks to ensure that compensation programs do not encourage risk-taking that is reasonably likely to have a material adverse effect on us. As in past years, the review process in fiscal 2020 identified our existing risk management framework and the key business risks that may materially affect us, reviewed our compensation plans and identified those plans that are most likely to impact these risks or introduce new risks, and balanced these risks against existing processes and compensation program safeguards. The review process also took into account mitigating features contained within our compensation plan design, which includes elements such as: metric-based pay, time-matching performance periods, payment for outputs, goal diversification, stock ownership guidelines, payment caps, and our clawback policy.

19	2020 Proxy Statement

The Compensation Committee also considered additional controls outside of compensation plan design which contribute to risk mitigation, including the independence of our performance measurement teams and our internal control environment.
Based upon the process we employed, the Compensation Committee determined that our compensation programs do not encourage risk-taking that is reasonably likely to result in a material adverse effect on the Company.
Board Evaluation Process
Our Nominating Committee oversees the Board’s composition, effectiveness, accountability and evaluation of the performance of the Board, its committees and individual directors. On an annual basis, members of the Board complete a questionnaire evaluating the performance of the Board as a whole, each member’s respective committee and the performance of the Chairman and Lead Independent Director. Directors are asked about roles and responsibilities, as well as more general performance-related questions. The Nominating Committee reviews the results of these questionnaires and determines whether the results warrant any action. The results and any proposed actions are then shared with the full Board for further discussion and approval of final action plans.
The Chair of our Nominating Committee, the Board Chairman and the Lead Independent Director also review each individual director’s contributions to the Board during the past year and his or her performance against the director qualification standards and Board needs. The Nominating Committee also annually reviews the skills and qualifications of each Board member and the strategic goals of the Company to determine whether the skill sets of the individual directors on the Board continue to support the Company’s long-term strategic goals. This process is utilized by the Nominating Committee to assess whether a director should continue to serve on the Board and stand for re-election at the next Regular Meeting of Shareholders and to otherwise address Board composition needs.
In addition to the annual evaluation process, the Nominating Committee engaged an independent third-party consultant in fiscal 2017 and again in fiscal 2020 to conduct individual interviews with each director and certain senior executives and perform a comprehensive analysis of the Board’s overall effectiveness. The Committee anticipates utilizing this approach periodically to obtain independent assessments of the Board’s performance.
CEO Evaluation Process
Our Compensation Committee conducts a robust annual CEO evaluation process, consisting of both a performance review and a compensation analysis. The performance evaluation component includes an assessment of the Company’s performance in light of set objectives, personal interviews with the individual Board members and the CEO’s direct reports, and feedback evaluations provided by several individuals who interact with the CEO. Separately, the Compensation Committee’s compensation consultant conducts extensive market research. CEO compensation market data is collected from Fortune 100 companies, our peer group, and a retail-industry focused subset of our peer group, to ensure both market competitiveness and appropriateness of our CEO’s compensation relative to her peers. The Compensation Committee’s independent consultant reviews the market data and provides its recommendations to the Compensation Committee. Once all of the relevant performance and compensation data has been collected, the Compensation Committee meets in executive session to discuss the CEO performance evaluation results and CEO compensation. After reviewing all of the collected data regarding performance, the Compensation Committee makes its decision regarding CEO compensation for the forthcoming year. The Compensation Committee then provides its final assessment on CEO performance and decision regarding CEO compensation to the Board for discussion during executive session. Our CEO abstains from participating in all related discussions of the Compensation Committee and Board prior to delivery of the final assessment.
Director Orientation and Continuing Education
Our Nominating Committee oversees the orientation and continuing education of our directors. Director orientation familiarizes directors with our strategic plans, significant financial, accounting and risk management issues, compliance programs, policies, principal officers, internal auditors and our independent registered public accounting firm. The orientation also addresses Board procedures, director responsibilities, our Corporate Governance Principles and our Board committee charters. Each of our new directors attended a director orientation following their appointment.

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We also offer continuing education programs and provide opportunities to attend commercial director education seminars outside of the Company to assist our directors in maintaining their expertise in areas related to the work of the Board and the directors’ committee assignments.
In fiscal 2020, the Board conducted its annual continuing education seminar for the full Board in September 2019, focusing on data analytics and data science and their applications in modern retail.
Anti-Hedging and Anti-Pledging Policies
Our executive officers and Board members are prohibited from pledging Company securities as collateral for a loan or from holding Company securities in a margin account. In addition, all employees and Board members are prohibited from hedging Company securities, including by way of forward contracts, equity swaps, collars, exchange funds or otherwise.
Director Stock Ownership
Our stock ownership guidelines require each of our non-management directors to own 10,000 shares and to hold 50 percent of their granted equity until that ownership target is met. Directors are required to hold all restricted stock units granted to them during their Board tenure until their service on the Board ends. In fiscal 2020, all of our non-management directors were in compliance with the ownership guidelines. Our stock ownership guidelines for executive officers are discussed in the Executive and Director Compensation — Compensation Discussion and Analysis — Executive Compensation Elements — Other Compensation section.
Shareholder Engagement
A key part of our corporate governance program is our annual shareholder engagement process. We regularly engage with our shareholders on a variety of topics throughout the year to ensure we are addressing their questions and concerns, to seek input and to provide perspective on Company policies and practices. Our typical engagement follows a seasonal cycle, as outlined below.

21	2020 Proxy Statement

We have taken several actions in prior years in consideration of shareholder feedback elicited during this process, including: the proposed elimination of the supermajority shareholder vote requirements in our Articles, adoption of proxy access, declassification of our Board, the determination to hold the advisory vote on our executive compensation on an annual basis, adjustments to the director appointments on our Board committees, and the development of our corporate social responsibility program and reporting. We also continue to facilitate direct shareholder communication with management and members of our Board and the ability to easily access and obtain information regarding our Company on our website at www.investors.bestbuy.com. Please see the Executive and Director Compensation — Introduction section for more information regarding actions taken as a result of shareholder feedback received regarding our prior year’s executive compensation decisions.
Environment, Social & Governance
We take our role in corporate social responsibility and sustainability seriously, aiming to positively impact people, communities and the environment and contribute to the common good. We believe businesses exist to deliver value to society, not just to shareholders. Simply put, we aim to do well by doing good.
Here are a number of ways that we reflect this approach in the management of the Company’s corporate social responsibility and sustainability initiatives:
COVID-19 Response. In response to the global COVID-19 pandemic, Best Buy is redirecting nearly 70% of its annual charitable giving dollars to support the needs of our communities during this crisis. Together with the Richard M. Schulze Family Foundation, we have established a $10 million employee assistance fund to help employees most affected by the COVID-19 pandemic.
Company Strategy. We have anchored our strategy around a clear purpose of enriching people’s lives through technology. We think that having our employees focused on our company’s purpose and finding ways to connect it to their individual purpose is a key driver of both performance and sustainability.
Employee Engagement & Diversity. We invest in the long-term development and engagement of our employees by aspiring to have an increasingly diverse workforce and inclusive environment, robust training and development programs and a culture where our people can thrive. We ranked third in the world for the second year in a row for employee training and development by Training Magazine and our employees completed 24.5 million online learning modules last year. We also received a perfect score of 100 in the Human Rights Campaign Foundation’s Corporate Equality Index for the fifteenth year.
Vendor Partners. We partner with our private label suppliers to ensure they meet our expectations for safe workplaces where workers are treated fairly. We perform audits, led by either us or third parties, to identify gaps between factory performance and our Supplier Code of Conduct, which is aligned with the code established by the Responsible Business Alliance, of which we’ve been a member since 2011. We also provide supplier training and assist in program development to support best practices in relation to conflict minerals, customs and trade anti-terrorism measures and factory working conditions. Last year we conducted 144 factory audits and verified 96% of suppliers as conflict-mineral free.
Environment. We are reducing our impact on the environment and are proud of our efforts in this area. We have lowered our carbon emissions by approximately 55 percent since 2009 and are committed to meeting our Science-Based Target to reduce emissions 75 percent by 2030 and becoming carbon neutral by 2050. Recycling is a key part of our sustainability efforts as we operate the most comprehensive e-waste collection program in the U.S. We repair nearly 5 million customer electronic products each year and have collected more than 2 billion pounds of electronics and appliances for recycling since 2009. We are committed to reducing the carbon emissions from the technology products sold to our customers 20 percent by 2030, helping them to save $5 billion on energy costs. The ENERGY STAR® certified products purchased at Best Buy in 2019 will help our customers realize nearly $800 million of savings over the course of the products’ lifetime. As recognition of our environmental sustainability efforts, we were recently named to Fortune’s Change the World List and as an ENERGY STAR Partner of the Year for the seventh year in a row. Also, we were named to CDP’s Carbon A List, for leadership in carbon reduction and management, for the fourth time.
Community. We are committed to helping prepare teens from underserved communities for the careers of the future. Our 33 Best Buy Teen Tech Centers (year-round after school programs) provide technology, training and mentorship to young people around the country. Through our Career Pathways program, we have been connecting Teen Tech Center youth to paid internships in Best Buy retail stores and corporate offices, broadening the company’s talent

2020 Proxy Statement	22

pipeline and putting teens on a path to a prosperous future. We also hosted Geek Squad Academy events (free, interactive technology camps) across the country. Our employees volunteered more than 100,000 hours this past year, including as teachers at our Teen Tech Centers and Geek Squad Academy events. Best Buy was the top fundraiser for St. Jude Children’s Research Hospital during this year’s Thanks and Giving campaign, raising $22.5 million in employee and customer donations. We are proud to have raised more than $100 million in total for St. Jude since 2013.
In recognition of our efforts across all of these areas, Best Buy was named by Ethisphere as one of the World’s Most Ethical Companies for the sixth year and as one of the top five most sustainable companies in the U.S. by Barron’s for the third year in a row.
Our Code of Ethics and additional information regarding these initiatives and our progress towards them can be found in our annual Corporate Responsibility and Sustainability report, available at www.investors.bestbuy.com, and at https://corporate.bestbuy.com under “Sustainability.”
Public Policy
As a major corporation and corporate citizen, we believe that it is important to work with policymakers on issues impacting our customers, employees, operations, shareholders and communities. We know that collaboration helps bring about change that better serve our industry and the communities where we live and work. In fiscal 2020, our public policy priorities included: tariffs; marketplace fairness; competitive workplace; privacy, data security and the internet of things; and fair competition through emerging technologies and innovation. More information about these priorities, as well as our annual political activity reports and related policies, can be found at https://corporate.bestbuy.com under “Government Affairs.”
Communications with the Board
Anyone who wishes to contact the Board, any individual director, or the independent directors as a group, are welcome to do so in writing, addressed to such person(s) in care of:
Mr. Todd G. Hartman
General Counsel,
Chief Risk & Compliance Officer and Secretary
Best Buy Co., Inc.
7601 Penn Avenue South
Richfield, Minnesota 55423
Mr. Hartman will forward all written correspondence to the appropriate director(s), except for spam, junk mail, mass mailings, customer complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Mr. Hartman may, at his discretion, forward certain correspondence, such as customer-related inquiries, elsewhere within the Company for review and possible response. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to the Nominating Committee. Comments or questions regarding executive compensation will be referred to the Compensation Committee.

23	2020 Proxy Statement

Corporate Governance Website
If you would like additional information about our corporate governance practices, you may view the following documents at www.investors.bestbuy.com under “Corporate Governance” section.
•	Amended and Restated Articles of Incorporation
•	Amended and Restated By-laws
•	Corporate Governance Principles
•	Audit Committee Charter
•	Compensation and Human Resources Committee Charter
•	Finance and Investment Policy Committee Charter
•	Nominating, Corporate Governance and Public Policy Committee Charter
•	Code of Business Ethics
•	Best Buy Co., Inc. Amended & Restated 2014 Omnibus Incentive Plan
•	Policy for Shareholder Nomination of Candidates to Become Directors of the Company
•	Process for Communication with the Board

2020 Proxy Statement	24

ITEM OF BUSINESS NO. 1 — ELECTION OF DIRECTORS
General Information
Our By-laws provide that our Board consist of one or more directors and that the number of directors may be increased or decreased from time to time by the affirmative vote of a majority of the directors serving at the time that the action is taken. The number of directors on our Board is reviewed and set by our Board no less often than annually. In March 2020, the Board set the number of directors at ten, effective at the Meeting. The Board will continue to evaluate the size of the Board and make adjustments as needed to meet the current and future needs of the Company.
Director Nomination Process
The Nominating Committee is responsible for screening and recommending to the full Board director candidates for nomination. When the Board and its Nominating Committee determines that a director nomination or search is necessary, the process is robust, thorough and deliberate.

# Director Nomination Process

## 1

### Identify Search Criteria

- The Nominating Committee reviews the current board skill sets and experience in light of the Company's strategy and current board composition.
- Any areas in which additional expertise, qualifications or diversity would be beneficial are identified as search criteria.

## 2

### Identify Director Candidates

- The Nominating Committee partners with third-party search firms to identify qualified candidates.
- The Company posts the director search criteria to its website.

## 3

### In-depth Review and Interview Process

- The Nominating Committee and Board Chairman review the candidate background, skills and experience in light of the identified search criteria.
- Candidates interview with each member of the Nominating Committee and Board Chairman.
- Due diligence is performed, including background and conflict checks, references and feedback from other directors and third party search firms.

## 4

### Recommendation to the Board

- The Nominating Committee reviews a candidate's independence, all due diligence results and approves a recommendation of an appointment to the Board.

## 5

### Board Appointment

- The Board reviews the Nominating Committee's recommendation and approves the candidate's appointment to the Board.

## Results

**This process has resulted in a board with a diverse depth of attributes, including healthcare expertise, digital/e-commerce expertise, investment expertise, CEO and CFO expertise, 6 women, and 3 ethnically diverse board members.**

The Nominating Committee will consider director candidates nominated by shareholders. Shareholder nominations must be accompanied by a candidate resume that addresses the extent to which the nominee meets the director qualification standards and any additional search criteria posted on our website. Nominations will be considered only if we are then seeking to fill an open director position. All nominations by shareholders should be submitted as follows:
Chair, Nominating, Corporate Governance and Public Policy Committee
c/o Mr. Todd G. Hartman
General Counsel,
Chief Risk & Compliance Officer and Secretary
Best Buy Co., Inc.
7601 Penn Avenue South
Richfield, Minnesota 55423

25	2020 Proxy Statement

Advance Notice and Proxy Access By-Law Provisions
Our By-laws establish advance notice procedures with respect to shareholder proposals and the nomination of candidates for election as directors and the proposal of any business not intended to be included in our proxy statement, other than nominations made by or at the direction of the board of directors or a committee of the board of directors. In order for any matter to be “properly brought” before a meeting, a shareholder must comply with advance notice requirements and provide us with certain information. Generally, to be timely, a shareholder’s notice must be received at our principal executive offices not less than 120 days nor more than 150 days prior to the anniversary of the immediately preceding annual meeting of shareholders. The By-laws also specify requirements as to the form and content of a shareholder’s notice.
In addition to the director nomination provisions described above, the By-laws contain a “proxy access” provision that provides that any shareholder or group of up to twenty shareholders who qualify as an eligible shareholder under the proxy access provisions of our By-laws may nominate and include in our proxy materials director candidates constituting up to 20% of our board of directors or two directors, whichever is greater. In order for a shareholder or group of shareholders to be eligible under the proxy access provisions of our By-laws to nominate a director, such shareholder or group of shareholders must, among other criteria, be eligible to vote at the Company’s annual meeting and have owned or together with other group shareholders owned 3% or more of the voting power of our issued and outstanding common stock continuously for at least three years. In order to use the proxy access provisions of our By-laws, shareholders and their nominees must satisfy all the eligibility and notice requirements specified in our By-laws. A shareholder proposing to nominate a person for election to our board of directors through the proxy access provision must provide us with a notice requesting the inclusion of the director nominee in our proxy materials and other required information not less than 120 days nor more than 150 days prior to the first anniversary of the date on which our definitive proxy statement was released to shareholders in connection with the prior year’s annual meeting. The complete proxy access provision for director nominations are set forth in the By-laws.
Director Qualification Standards
In seeking new board members, our objective is to identify and retain directors that can effectively develop the Company’s strategy and oversee management’s execution of that strategy. We only consider director candidates who embody the highest standards of personal and professional integrity and ethics and are committed to a culture of transparency and open communication at the Board level and throughout the Company. Successful candidates are dedicated to accountability and continuous improvement with a belief in innovation as a key business success factor. They are also actively engaged and have an innate intellectual curiosity and entrepreneurial spirit.
As part of its annual evaluation process for director nominees, the Nominating Committee considers other criteria, including the candidate’s history of achievement and superior standards, ability to think strategically, willingness to share examples based upon experience, policy-making experience, and ability to articulate a point of view, take tough positions and constructively challenge management. Directors must also be committed to actively engaging in their Board roles, with sufficient time to carry out the duties of Board and Board committee membership. Finally, one or more of our directors must possess the education or experience required to qualify as an “audit committee financial expert” pursuant to SEC rules.
Our Corporate Governance Principles describe our policy of considering diversity in the director identification and nomination process. When considering Board candidates, the Nominating Committee seeks nominees with a broad range of experience from a variety of industries and professional disciplines, such as finance, professional services and technology, along with a diversity of gender, ethnicity, age and geographic location. The Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applied to all prospective nominees. As part of its annual review of the Board’s composition and director nominees, the Nominating Committee assesses the effectiveness of its approach to diversity. When the Nominating Committee identifies an area of which the Board may benefit from greater representation, it may focus its candidate search on particular experience, background or diversity characteristics, including gender, ethnic and geographical attributes. The Board believes that diversity in the backgrounds and qualifications of Board members ensures the mix of experience, knowledge and abilities necessary for the Board to fulfill its responsibilities and leads to a more effective oversight and decision-making process.

2020 Proxy Statement	26

The grid below summarizes the key qualifications and skills each of our director nominees possess that were most relevant to the decision to nominate him or her to serve on the Board. The lack of a mark does not mean the director does not possess that qualification or skill; rather a mark indicates a specific area of focus or expertise on which the Board relies most heavily. Each director’s biography describes these qualifications and relevant experience in more detail.

# Summary of Director Qualifications & Experience

| Qualification | Corie Barry | Lisa Caputo | Patrick Doyle | Kathy Higgins Victor | David Kenny | Karen McLoughlin | Thomas Millner | Claudia Munce | Richelle Parham | Gene Woods |
|---|---|---|---|---|---|---|---|---|---|---|
| **Business Operations**<br>Provides understanding to assess our business strategy and execution | ✓ | | ✓ | | ✓ | | ✓ | ✓ | ✓ | ✓ |
| **Chief Executive Officer**<br>Provides an enhanced ability to support our CEO and develop our leadership team | ✓ | | ✓ | | ✓ | | ✓ | | | ✓ |
| **Corporate Governance**<br>Supports our objective to have corporate governance practices that reflect industry best practice | | ✓ | ✓ | ✓ | | | | | | |
| **Customer Engagement/ Marketing**<br>Important in understanding the needs of our customers | ✓ | ✓ | ✓ | | ✓ | | ✓ | | ✓ | |
| **Digital / e-Commerce**<br>Relevant to the development of our multi-channel strategy | ✓ | ✓ | ✓ | | ✓ | | ✓ | ✓ | ✓ | |
| **Finance**<br>Important to oversee and understand our financial statements, capital structure and internal controls | ✓ | | ✓ | | ✓ | ✓ | ✓ | | | ✓ |
| **Growth / Transformation**<br>Helpful in the development and execution of our strategy | ✓ | | ✓ | | | ✓ | ✓ | ✓ | ✓ | ✓ |
| **Healthcare**<br>Valuable in development of our growth strategy | | | | | | | | | | ✓ |
| **Investments / Venture Capital**<br>Relevant to evaluating our growth, innovation and investment strategies | | | | | | | | ✓ | ✓ | |
| **Philanthropy / Non-Profits**<br>Important in our work to positively impact our communities | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| **Professional Services**<br>Important in understanding the needs of our services strategy | | | | | ✓ | ✓ | | | | |
| **Retail / Consumer Service**<br>Important in understanding our industry, business needs and strategic goals | ✓ | ✓ | ✓ | ✓ | ✓ | | ✓ | | ✓ | |
| **Talent Management**<br>Helpful to our efforts to attract, retain and motivate talent within the Company | | | | ✓ | | | | | | |
| **Technology**<br>Important as we assess our technology needs and those of our customers | ✓ | | | | ✓ | ✓ | | ✓ | | |

27	2020 Proxy Statement

Director Nominees (Ages and Committee roles as of April 29, 2020)
The biographies of each of the nominees include information regarding the person’s service as a director, business experience, public company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings during the last ten years, if any, and the key experiences, qualifications, attributes or skills that led the Nominating Committee and the Board to determine that the person should serve as a director.
There are no family relationships among the nominees or between any nominee and any director, executive officer or person chosen to become an executive officer. There are also no material proceedings to which any director, officer, affiliate of the Company, any 5 percent shareholder or any associate is a party adverse to the Company or its subsidiaries or has a material interest adverse to the Company or its subsidiaries.
Corie S. Barry
Age: 45	Committees:
Director Since: June 2019	None

Other Public Company Directorships:
• Domino’s Pizza, Inc.

Current Role:
•	Chief Executive Officer (2019-present), Best Buy Co., Inc.
Prior Roles:
•	Chief Financial Officer (2016-2019) & Strategic Transformation Officer (2018-2019), Best Buy Co., Inc.;
•	Chief Strategic Growth Officer & interim President, Services, Best Buy Co., Inc. (2015-2016);
•	Senior Vice President, Domestic Finance, Best Buy Co., Inc. (2013-2015);
•	Vice President, Chief Financial Officer & Business Development, Home Business Group, Best Buy Co., Inc. (2012-2013); and
•	Vice President, Finance – Home Customer Solutions Group, Best Buy Co., Inc. (2010-2012).
Education: Ms. Barry holds degrees from the College of St. Benedict.
Key Qualifications & Experience:
•
Growth/Transformation Experience - As Best Buy’s Chief Executive Officer and a key member of the Best Buy executive team prior to her CEO appointment, Ms. Barry has played a critical role in the company’s successful Renew Blue transformation and in developing and executing the proven growth strategy in place today. She has led Best Buy’s strategic transformation and growth efforts, including the launch of its In-Home Consultation program and its expansion in the health space. Ms. Barry has a demonstrated track record of advocating for and mentoring women in the workplace and in the community through her close involvement with the company’s women’s development group, local women’s leadership organizations and her alma mater.

•
Finance Expertise - As Best Buy’s Chief Financial Officer from 2016 to 2019, Ms. Barry brings strong financial acumen to the board. She previously served in a variety of financial and operational roles within the company, including Senior Vice President of Domestic Finance. Prior to joining Best Buy in 1999, she worked at Deloitte & Touche.

•
Knowledge of Best Buy and/or Industry - As Best Buy’s CEO since 2019, Ms. Barry has a deep knowledge of the company, its business partners and the broader industry in which it competes. She has worked at the company for nearly 20 years across a wide variety of roles, both in the field and at the corporate office.

2020 Proxy Statement	28

Lisa M. Caputo
Age: 56	Committees:
Director Since: December 2009	• Compensation Committee
✔ Independent	• Nominating Committee

Other Public Company Directorships:
None
Current Role:
•	Executive Vice President of Marketing, Communications and Customer Experience of The Travelers Companies, Inc., a property casualty insurer (2011-present)
Prior Roles:
•	Managing Director and Senior Banker of the Public Sector Group of the Institutional Clients Group of Citigroup, Inc., a financial services company (2010-2011);
•	Global Chief Marketing Officer and Executive Vice President of Citigroup, Inc. (2007-2010);
•	Chief Marketing and Community Relations Officer, Global Consumer Group, Citigroup, Inc. (2005-2007); and
•	Founder, Chairman and Chief Executive Officer of Citi’s Women & Co., a membership service that provides financial education and services for women (2000-2011).
Education: Ms. Caputo holds degrees from Brown University and Northwestern University.
Key Qualifications & Experience:
•
Marketing / Customer Experience Expertise - Ms. Caputo’s position as Executive Vice President of Marketing, Communications and Customer Experience of The Travelers Companies, Inc., makes her invaluable to Best Buy’s efforts to broaden its brand, rejuvenate the customer experience and transform its marketing and communications efforts to drive growth. In addition, her perspective gained from driving innovation efforts to explore partnership and investment opportunities at Travelers is helpful as we develop growth initiatives within the Company’s Building the New Blue strategy. Ms. Caputo also spent 11 years at Citigroup, advising three CEOs on topics from marketing and communications to government affairs and community relations.

•
Environmental, Social & Governance Expertise - Ms. Caputo has an exceptional track record throughout her career of enhancing community and employee engagement, building social impact strategies and leading corporate responsibility and sustainability.

•
Corporate Public Affairs Expertise - Ms. Caputo has also been a senior executive at Walt Disney Co. and CBS Corp., and she spent more than a decade in the public sector, serving as Deputy Assistant to President Bill Clinton and Press Secretary to First Lady Hillary Rodham Clinton. Her diverse public/private background lends an important voice to Board deliberations, particularly those that involve the Company’s government relations and communications efforts.

29	2020 Proxy Statement

J. Patrick Doyle
Age: 56	Committees:
Director Since: October 2014	None, but as Lead Independent Director and Chairman-elect, Mr. Doyle attends most committee meetings as an ex-officio member.
✔ Independent

Lead Independent Director	Other Public Company Directorships:
Chairman-elect	None
Current Role:
•	Executive Partner at The Carlyle Group, one of the world’s largest investment firms (2019 – present)
Prior Roles:
•	President and CEO of Domino’s Pizza, Inc., the largest pizza restaurant chain in the world (2010-2018);
•	President of Domino’s Pizza (2007-2018);
•	Executive Vice President of Team U.S.A. at Domino’s Pizza (2004-2007); and
•	Executive Vice President of Domino’s Pizza International (1999-2004).
Education: Mr. Doyle holds degrees from The University of Chicago Booth School of Business and The University of Michigan.
Key Qualifications & Experience:
•	CEO Experience - Mr. Doyle served as Chief Executive Officer of Domino’s Pizza, Inc, from 2010 to 2018. Prior to that, he held a variety of other senior leadership roles at Domino’s.
•
Digital / E-Commerce Expertise - Under Mr. Doyle’s leadership, Domino’s significantly enhanced its multichannel presence, with digital channels now accounting for 60 percent of U.S. orders. That expertise supports Best Buy’s goal of increasing its online market share.

•
Growth / Transformation Experience - Mr. Doyle led a remarkable transformation at Domino’s, rebuilding the company’s reputation among consumers and more than doubling its global retail sales from $5.5 billion in 2008 to $13.5 billion in 2018. During Domino’s transformation, Mr. Doyle increased the company’s contributions to communities and disaster relief and initiated a partnership to support students interested in careers in agriculture. In his current role at The Carlyle Group, Mr. Doyle leads a partnership to acquire established companies that have the opportunity for value creation and revenue growth through technological transformation.

2020 Proxy Statement	30

Kathy J. Higgins Victor
Age: 63	Committees:
Director Since: November 1999	•	Compensation Committee
✔ Independent	•	Nominating Committee (Chair)

Other Public Company Directorships:
	•	Conduent, Inc.
Current Role:
•	President and Founder of Centera Corporation, an executive development and leadership coaching firm (1995-present)
Prior Roles:
•	Senior Vice President, Chief Human Resources Officer at Northwest Airlines, Inc., a global commercial airline now merged with Delta Air Lines (1991-1995)
Education: Ms. Higgins Victor holds a degree from the University of Avila.
Key Qualifications & Experience:
•
Talent Management Expertise - Ms. Higgins Victor is the founder and president of Centera Corp., an executive development and leadership coaching firm. She has extensive experience in human resources, talent management, organizational culture and succession planning. While serving as Chief Human Resources Officer at Northwest Airlines, Inc., she was responsible for executive compensation, employee benefits and labor relations. She also held Human Resource-related leadership roles at The Pillsbury Co. and Burger King Corp. earlier in her career.

•
Corporate Governance Expertise - Ms. Higgins Victor has decades of experience advising senior Fortune 100 executives and expertise in governance, change management and human resources. That gives her the ability to offer insights into how to build foundational capabilities in the areas of governance, engagement and diversity & inclusion necessary to cultivate a high-performing workforce and unlock future growth strategies. As Chair of the Nominating Committee, Ms. Higgins Victor leads the Board’s efforts around board refreshment, engagement and evaluation as well as increasing the racial and gender diversity of the Company’s Board. Best Buy is one of the few large, public companies to achieve gender parity among its board members.

•
Knowledge of Best Buy and/or Industry - As a Best Buy director since 1999, Ms. Higgins Victor has extensive knowledge of the company’s business and culture. Her understanding of our history is particularly helpful as the Company moves into its next stage of growth.

31	2020 Proxy Statement

David W. Kenny
Age: 58	Committees:
Director Since: September 2013	•	Compensation Committee (Chair)
✔ Independent	•	Nominating Committee

Other Public Company Directorships:
	•	Nielsen
Current Role:
•	CEO, Chief Diversity Officer and a director of Nielsen, a global measurement and data analytics company (December 2018-present)
Prior Roles:
•	Senior Vice President of IBM Watson (January 2016-2018) and IBM Cloud (November 2016-2018), business units of IBM, an American multinational technology and consulting corporation;
•	Chairman and Chief Executive Officer of The Weather Company, a leading provider of weather forecasts and information (2012-2015);
•	President of Akamai, a leading cloud platform technology company (2011-2012);
•	Managing Partner of VivaKi, a provider of integrated strategy, technology and marketing solutions for internet-based ecommerce companies (2006-2010); and
•	Founder and Chief Executive Officer of Digitas, Inc., which was later merged with VivaKi (1997-2006).
Education: Mr. Kenny holds degrees from the GM Institute (now Kettering University) and Harvard University.
Key Qualifications & Experience:
•
CEO Experience - Mr. Kenny is the CEO and Chief Diversity Officer at Nielsen, an S&P 500 company that plans to split into two independent publicly traded companies. He also previously served as CEO of The Weather Co., which was sold to IBM, and Digitas Inc., a global marketing and technology agency, and in a variety of other executive roles, including Senior Vice President of IBM Watson and IBM Cloud, President of Akamai and Managing Partner of VivaKi.

•
Technology Expertise - As Senior Vice President of IBM Watson, Mr. Kenny led the company’s growth initiatives around cloud and artificial intelligence services. His online leadership dates to 1997, when he founded Digitas, Inc., a provider of technology and marketing solutions for e-commerce and multichannel companies. His experience leading The Weather Company offers the Company strong environmental leadership and climate change expertise.

•
Customer Engagement Expertise - As CEO of Nielsen, a global market research leader, Mr. Kenny has a deep knowledge of consumer insights. As chairman and chief executive officer of The Weather Company, acquired by IBM in 2016, he helped turn the organization into a media heavyweight that produced television programming, developed apps, published content and used analytics to connect businesses to consumers through weather and climate-related content. He uses those consumer centric and strategic skills to support Best Buy’s growth and transformation efforts, including our goal of capturing online share and responsible use of data to serve customers based on how, where and when they want to be served.

2020 Proxy Statement	32

Karen A. McLoughlin
Age: 55	Committees:
Director Since: September 2015	• Audit Committee
✔ Independent	• Finance & Investment Policy Committee (Chair)

Other Public Company Directorships:
None
Current Role:
•	Chief Financial Officer of Cognizant Technology Solutions Corporation, a Fortune 500 company and leading provider of information technology, business process and consulting services (2012-present)
Prior Roles:
•	Senior Vice President, Financial Planning and Analysis and Enterprise Transformation of Cognizant (2008-2012);
•	Vice President, Global Financial Planning and Analysis of Cognizant (2003-2008); and
•	Vice President, Finance of Spherion Corp., now SFN Group Inc., which was acquired by Randstadt (1997-2003).
Education: Ms. McLoughlin holds degrees from Wellesley College and Columbia University.
Key Qualifications & Experience:
•
Finance Expertise - As the Chief Financial Officer of Cognizant Technology Solutions Corp., Ms. McLoughlin brings strong financial acumen to the Best Buy board. Prior to that, she spent more than 20 years in various finance management roles at Cognizant, Spherion and Rider System Inc.

•
Services Expertise - Having been at Cognizant since 2003, she has developed a deep knowledge of the IT services sector, which is invaluable to Best Buy as we focus on our own internal IT processes and continue to emphasize Services across the organization as part of our Building the New Blue strategy.

•
Growth / Transformation Expertise - During Ms. McLoughlin’s time at Cognizant, the company has experienced tremendous growth, with revenue increasing from $368 million in 2003 to $16.78 billion in 2019. Cognizant ranked No. 193 on the 2019 Fortune 500 list. Ms. McLoughlin brings experience in social impact through Cognizant’s efforts to help youth build the skills to compete and thrive in the global economy. Her leadership in Cognizant’s Women Empowered program, which aims to elevate women at all levels, is beneficial in the Company’s diversity and inclusion work.

33	2020 Proxy Statement

Thomas L. “Tommy” Millner
Age: 66	Committees:
Director Since: January 2014	• Audit Committee (Chair)
✔ Independent	• Nominating Committee

Other Public Company Directorships:
None
Current Role:
•	None
Prior Roles:
•	Chief Executive Officer and a Director of Cabela’s Inc., a leading multi-channel retailer of hunting, fishing and camping products (2009-2017); and
•	President and Chief Executive Officer of Freedom Group, Inc. and its successor company, Remington Arms Company, Inc., a firearms and ammunition manufacturer (1999-2009).
Education: Mr. Millner holds a degree from Randolph Macon College.
Key Qualifications & Experience:
•
CEO Experience - Mr. Millner served as CEO of Cabela’s, Inc., a leading multi-channel retailer of hunting, fishing and camping products, from 2009 to 2017. He also previously served as CEO of Freedom Group, Inc. and Remington Arms Co., Inc., a firearms and ammunition manufacturer.

•
Growth / Transformation Expertise - Mr. Millner has experience leading a specialty retailer through a transformation and significant growth, taking Cabela’s from $2.6 billion in revenue in 2009 to $4.13 billion in 2016. Bass Pro Shops Inc. bought the company for $4.0 billion in 2017. Throughout this period of Mr. Millner’s leadership, Cabela’s maintained its dedication to conserving fish, game and natural resources, and created Camp Cabela, a program dedicated to providing thousands of underprivileged inner-city children the opportunity to camp, fish and enjoy the outdoors.

•
Knowledge of Best Buy and/or Industry - As the former president and CEO of Cabela’s, Inc., Mr. Millner was a prominent player in multichannel retail. He brings to the Best Buy Board expertise in support of the Company’s Building the New Blue strategy, particularly priorities concerning effective merchandising and multichannel operations.

2020 Proxy Statement	34

Claudia F. Munce
Age: 60	Committees:
Director Since: March 2016	•	Audit Committee
✔ Independent	•	Finance & Investment Policy Committee

Other Public Company Directorships:
	•	CoreLogic
Current Role:
•	Venture Advisor at New Enterprise Associates (NEA), one of the world’s largest and most active venture capital firms (January 2016-present)
Prior Roles:
•	Managing Director of IBM Venture Capital Group and Vice President of Corporate Strategy at IBM Corp. (2004-2015);
•	Director of Strategy, IBM Venture Capital Group (2000-2004); and
•	Head of Technology Transfer and Licensing, IBM Research (1994-2000).
Education: Ms. Munce holds degrees from the Santa Clara University School of Engineering and the Stanford University Graduate School of Business.
Key Qualifications & Experience:
•
Venture Capital Expertise - As a seasoned venture capital leader, Ms. Munce has developed a deep knowledge of strategic partnerships and M&A activities. She currently is a venture adviser at New Enterprise Associates, one of the world’s largest and most active venture capital firms. She also serves on the organizational boards of the National Venture Capital Association and Global Corporate Venturing Leadership Society.

•
Technology Expertise - Ms. Munce’s many years of focusing on emerging markets and disruptive technology are valuable to Best Buy as it explores growth opportunities consistent with its Best Buy 2020 strategy. She brings the perspective of someone with a highly technical engineering and computer science background, as well as business acumen and a strategic mindset. She is also a NACD certified Cybersecurity Oversight director.

•
Growth / Transformation Experience - Ms. Munce was a founding member of the IBM Venture Capital Group, a unit within IBM that drives non-organic growth through partnerships and M&A activities globally, focusing on growth markets and disruptive technology and business models. While at IBM, she worked with more than 300 venture capital firms across 30 countries to advance the company’s strategic goals for developing innovations worldwide. Ms. Munce is an advocate for women’s leadership in the technology industry and works to close the gender gap at the highest levels of business.

35	2020 Proxy Statement

Richelle P. Parham
Age: 52	Committees:
Director Since: March 2018	•	Audit Committee
✔ Independent	•	Nominating Committee
Other Public Company Directorships:
	•	E.L.F.
	•	Laboratory Corporation of America Holdings
Current Role:
•	Partner & Managing Director of WestRiver Group, a collaboration of leading investment firms that provides integrated capital solutions to the global innovation economy (2019 – present)
Prior Roles:
•	General Partner, Camden Partners Holdings, LLC, a private equity firm (2016-2019);
•	Vice President and Chief Marketing Officer, eBay, Inc., a global e-commerce company (2010-2015);
•	Head, Global Marketing Innovation (2010); and Head, Global Marketing Services (2008-2010) of Visa, Inc., a global payments technology company;
•	Senior Vice President, Strategy and Enablement, Rapp Worldwide (2007-2008);
•	Various marketing-related leadership roles, Bronner Slosberg Humphrey, now known as Digitas Inc. (1994-2007); and
•	Former Director at Scripps Network Interactive (2012-2018).
Education: Ms. Parham holds multiple degrees from Drexel University.
Key Qualifications & Experience:
•
Marketing Expertise - As Vice President and Chief Marketing Officer of eBay, Inc., Ms. Parham was tasked with transforming the company’s brand reputation. She focused on optimizing the company’s marketing budget to improve return on investment and new revenue streams, and she helped decrease attrition rates by building out the company’s CRM strategy and better understanding the customer’s path to making purchase decisions. She has strong knowledge of how to use data analytics for more effective targeting and pricing. Her experience in nonprofit and social impact, including work to encourage girls to pursue STEM, are in line with the Company’s programs to prepare youth from underserved communities for higher education and technology careers.

•
Digital / E-commerce Experience - With extensive experience in e-commerce, Ms. Parham takes pride in understanding the fundamental needs of consumers, rethinking what is possible and executing effectively at scale. She has led strategy and built brands via various digital channels. Her insight will be highly valuable to the Board as it moves forward with the Building the New Blue strategy.

•
Business Operations / Strategy Expertise - Ms. Parham is a seasoned, senior-level executive with more than 25 years of experience at best-in-class corporations such as eBay, Visa, Digitas and Citibank. She has a proven track record of leading high-performing teams and using strategic planning and analytical decision-making to successfully drive key business performance.

2020 Proxy Statement	36

Eugene A. Woods
Age: 55	Committees:
Director Since: December 2018	• Audit Committee
✔ Independent	• Finance and Investment Policy Committee

Other Public Company Directorships:
None
Current Role:
•	President and Chief Executive Officer of Atrium Health (2016 - present)
Prior Roles:
•	President and Chief Operating Officer of Christus Health (2014 - 2015);
•	Executive Vice President and Chief Operating Officer of Christus Health (2011 - 2014);
•	Senior Vice President, Operations and Chief Executive Officer of St. Joseph Health Care for Catholic Health Initiatives (2005 - 2011);
•	Senior Vice President and Chief Operating Officer of Washington Hospital Center (2001 - 2005);
•	President and Chief Executive Officer of Roy Schneider Hospital (1998 - 2001); and
•	Vice President, Administration at Southside Regional Medical Center (1993 - 1998).
Education: Mr. Woods holds multiple degrees from Pennsylvania State University.
Key Qualifications & Experience:
•
Health Care Expertise - Mr. Woods has more than 25 years of health care experience, having overseen nonprofit and for-profit hospitals, academic and community-based delivery systems and rural and urban facilities. He is currently president and CEO of Atrium Health, a health care system with nearly $10 billion of annual revenue, 55 hospitals and 900 care locations. He ranked No. 25 on Modern Healthcare’s list of the 100 Most Influential People in Healthcare for 2018 and is the former Chair of the American Hospital Association Board.

•
CEO Experience - Mr. Woods has served as CEO of Atrium Health, one of the nation’s most comprehensive and highly integrated and innovative health care systems, since 2016. He also previously served as President & COO of CHRISTUS Health and was SVP of CHI Divisional Operations/CEO of Saint Joseph Health System. He has also held a variety of other senior leadership roles at health care organizations throughout the country.

•
Growth / Transformation Expertise - Since becoming CEO in 2016, Mr. Woods has led Atrium Health’s expansion beyond the Carolinas into other areas of the Southeast, including Georgia. He also has led a digitalization initiative by building out Atrium’s strong telehealth program, and he is working on new models for long-term cost of care and changing quality-of-care metrics. Mr. Woods brings to the Company a track record of leadership in uniting a large organization around a vision and mission, fostering a diverse, inclusive and engaging work environment, and a strong commitment to serving the community.

37	2020 Proxy Statement

Voting Information
You may vote for all, some or none of the nominees for election to the Board. However, you may not vote for more individuals than the number nominated. Each of the nominees has agreed to continue serving as a director if elected. However, if any nominee becomes unwilling or unable to serve and the Board elects to fill the vacancy, the Proxy Agents named in the proxy will vote for an alternative person nominated by the Board. Our Articles prohibit cumulative voting, which means you can vote only once for any nominee. The affirmative vote of a majority of the votes cast with respect to the director is required to elect a director.
Proxy cards that are properly executed will be voted for the election of all of the nominees unless otherwise specified.
Board Voting Recommendation
The Board recommends that shareholders vote FOR the election of Corie S. Barry, Lisa M. Caputo, J. Patrick Doyle, Kathy J. Higgins Victor, David W. Kenny, Karen A. McLoughlin, Thomas L. Millner, Claudia F. Munce, Richelle P. Parham, and Eugene A. Woods for a term of one year. All of the nominees are current members of the Board.

2020 Proxy Statement	38

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table provides information about the number of shares of our common stock beneficially owned on March 30, 2020 (unless otherwise indicated), by each of our named executive officers. The table provides similar information for each director and director nominee, all directors and executive officers as a group, and each person, or any group that we know who beneficially owns more than 5 percent of the outstanding shares of our common stock.
Name and Address(1)	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Corie Barry, Chief Executive Officer	188,432(2)	*
Hubert Joly, Executive Chairman and Chief Executive Officer (Former)	882,509(3)	*
Matt Bilunas, Chief Financial Officer	12,685(4)	*
Whit Alexander, Chief Transformation, Innovation and Membership Officer	38,442(5)	*
Mike Mohan, President and Chief Operating Officer	86,135(6)	*
Kamy Scarlett, Chief Human Resources Officer	28,134(7)	*
Keith Nelsen, General Counsel and Secretary (Former)	3,000(8)	*
Trish Walker, President, Services and Home Channel	20,711(9)	*
Lisa M. Caputo, Director	43,414(10)	*
J. Patrick Doyle, Director	24,036(11)	*
Russell P. Fradin, Director	33,414(11)	*
Kathy J. Higgins Victor, Director	44,144(12)	*
David W. Kenny, Director	26,452(11)	*
Cindy R. Kent, Director	4,851(11)	*
Karen A. McLoughlin, Director	19,254(11)	*
Thomas L. Millner, Director	27,878(11)	*
Claudia F. Munce, Director	17,031(11)	*
Richelle P. Parham, Director	5,720(11)	*
Eugene A. Woods, Director	4,750(11)	*
All current directors and executive officers, as a group (22 individuals)	1,657,687(13)	0.64%
Richard M. Schulze, Founder and Chairman Emeritus 6600 France Avenue South, Suite 550 Minneapolis, MN 55435	28,309,486(14)	10.99%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	26,908,849(15)	10.39%
FMR LLC (“Fidelity”) 245 Summer Street Boston, MA 02210	21,594,640(16)	8.344%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	17,817,456(17)	6.9%
*	Less than 1%.
(1)	The business address for all current directors and executive officers is 7601 Penn Avenue South, Richfield, Minnesota, 55423.
(2)
The figure represents: (a) 103,514 outstanding shares owned by Ms. Barry; (b) 2,470 outstanding shares held in the name of the Trustee in connection with the Retirement Saving Plan for the benefit of Ms. Barry; and (c) options to purchase 82,448 shares, which Ms. Barry could exercise within 60 days of March 30, 2020. The figure does not include 28,975 shares underlying performance share awards that are subject to vesting and settlement within 60 days of March 30, 2020 to the extent that performance objectives are determined to be achieved.

39	2020 Proxy Statement

(3)
The figure represents: (a) 28,660 outstanding shares owned by Mr. Joly; (b) 410,376 restricted stock units, which Mr. Joly could convert to shares within 60 days of March 30, 2020; and (c) options to purchase 443,473 shares, which Mr. Joly could exercise within 60 days of March 30, 2020. The figure does not include 83,415 shares underlying performance share awards that are subject to vesting and settlement within 60 days of March 30, 2020 to the extent that performance objectives are determined to be achieved.

(4)
The figure represents: (a) 11,065 outstanding shares owned by Mr. Bilunas; and (b) options to purchase 1,620 shares, which Mr. Bilunas could exercise within 60 days of March 30, 2020. The figure does not include 1,994 shares underlying performance share awards that are subject to vesting and settlement within 60 days of March 30, 2020 to the extent that performance objectives are determined to be achieved.

(5)
The figure represents 38,442 outstanding shares owned by Mr. Alexander. The figure does not include 3,560 shares underlying performance share awards that are subject to vesting and settlement within 60 days of March 30, 2020 to the extent that performance objectives are determined to be achieved.

(6)
The figure represents: (a) 73,772 outstanding shares owned by Mr. Mohan; and (b) options to purchase 12,363 shares, which Mr. Mohan could exercise within 60 days of March 30, 2020. The figure does not include 43,461 shares underlying performance share awards that are subject to vesting and settlement within 60 days of March 30, 2020 to the extent that performance objectives are determined to be achieved.

(7)
The figure represents: (a) 23,781 outstanding shares owned by Ms. Scarlett; and (b) options to purchase 4,353 shares, which Ms. Scarlett could exercise within 60 days of March 30, 2020. The figure does not include 10,067 shares underlying performance share awards that are subject to vesting and settlement within 60 days of March 30, 2020 to the extent that performance objectives are determined to be achieved.

(8)
The figure represents: 3,000 outstanding shares owned by Mr. Nelsen. The figure does not include 20,578 shares underlying performance share awards that are subject to vesting and settlement within 60 days of March 30, 2020 to the extent that performance objectives are determined to be achieved.

(9)
The figure represents: 20,711 outstanding shares owned by Ms. Walker. The figure does not include 18,110 shares underlying performance share awards that are subject to vesting and settlement within 60 days of March 30, 2020 to the extent that performance objectives are determined to be achieved.

(10)	The figure represents: (a) 10,000 outstanding shares owned by Ms. Caputo and (b) 33,414 restricted stock units, which Ms. Caputo could convert to shares within 60 days of March 30, 2020.
(11)	The figure represents restricted stock units that could be converted to shares within 60 days of March 30, 2020.
(12)
The figure represents: (a) 10,730 outstanding shares owned by Ms. Higgins Victor and (b) 33,414 restricted stock units, which Ms. Higgins Victor could convert to shares within 60 days of March 30, 2020.

(13)
The figure represents: (a) the outstanding and attainable shares, restricted stock units and options described in the preceding footnotes (2) through (7) and (10) through (12); (b) 198,776 outstanding shares owned by other executive officers; (c) 11,785 shares held by other executive officers in revocable trusts; (d) 1,240 outstanding shares held in the name of the Trustee in connection with the Retirement Savings Plan for the benefit of other executive officers; (e) 8,690 restricted shares subject to time-based vesting schedules, which are held by other executive officers and which vest within 60 days of March 30, 2020; and (f) options to purchase 79,917 shares, which the other executive officers could exercise within 60 days of March 30, 2020. The figure does not include 57,327 shares underlying performance share awards of the other executive officers that are subject to vesting and settlement within 60 days of March 30, 2020 to the extent that performance objectives are determined to be achieved.

(14)
Mr. Schulze is our Founder and Chairman Emeritus. He is not a member of our Board and is not considered an executive officer but is listed here due to his status as a beneficial owner of more than 5% of our common stock. The figure represents: (a) 18,784,157 outstanding shares registered in the name of Mr. Schulze and a co-trustee, and held by them as trustees of a trust for the benefit of Mr. Schulze, of which up to $150 million in aggregate value of shares have been pledged by the trust as collateral to secure a line of credit; (b) 6,104,090 outstanding shares registered in the name of Mr. Schulze and co-trustees, and held by them as trustees of Grantor Retained Annuity Trusts for the benefit of Mr. Schulze and his family; (c) 1,143,043 outstanding shares registered in the name of Mr. Schulze and a co-trustee, and held by them as trustees of the Sandra Schulze Grantor Retained Annuity Trust; (d) 950,169 outstanding shares held by a limited partnership of which Mr. Schulze is the sole general partner (Mr. Schulze has disclaimed beneficial ownership of these shares except to the extent of his pecuniary interest therein); (e) 31,672 outstanding shares held by a limited partnership of which a limited liability company owned by Mr. Schulze is the sole general partner; (f) 11,998 outstanding shares registered in the name of Mr. Schulze’s spouse and co-trustees, and held by them as trustees of trusts for the benefit of Mr. Schulze’s spouse (Mr. Schulze has disclaimed beneficial ownership of these shares); (g) 183,726 outstanding shares registered in the name of Mr. Schulze and a co-trustee, and held by them as trustees of the Sandra Schulze Revocable Trust dated June 14, 2001 (Mr. Schulze has disclaimed beneficial ownership of these shares); (h) 2,568 outstanding shares registered in the name of Mr. Schulze’s sister and co-trustees, and held by them as trustees of trusts for the benefit of Mr. Schulze’s sister (Mr. Schulze has disclaimed beneficial ownership of these shares); (i) 2,061 outstanding shares held in Mr. Schulze’s individual retirement account; (j) 1,023,143 outstanding shares owned by The Richard M. Schulze Family Foundation, of which Mr. Schulze is the sole director and (k) 72,859 outstanding shares registered in the name of the Trustee in connection with the Retirement Saving Plan for the benefit of Mr. Schulze.

(15)
As reported on the owner’s most recent Schedule 13G/A filed with the SEC on February 12, 2020, to report ownership as of December 31, 2019. The Vanguard Group has sole voting power over 346,602 shares, shared voting power over 70,705 shares, sole dispositive power over 26,513,021 shares and shared dispositive power over 395,828 shares.

(16)
As reported on the owner’s most recent Schedule 13G/A filed with the SEC on February 7, 2020, to report ownership as of December 31, 2019. FMR LLC and certain related entities have sole voting power over 2,461,372 shares and sole dispositive power over 21,594,640 shares.

(17)
As reported on the owner’s most recent Schedule 13G/A filed with the SEC on February 5, 2020, to report ownership as of December 31, 2019. BlackRock, Inc. has sole voting power over 14,866,400 shares and sole dispositive power over 17,817,456 shares.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and shareholders who beneficially own more than 10% of our common stock file initial reports of ownership with the SEC. They must also file reports of changes in ownership with the SEC. Based solely on our review of electronic filings with the SEC of such reports, management and the Board believe our directors, and executive officers who served during any part

2020 Proxy Statement	40

of fiscal 2020 and shareholders who beneficially own more than 10% of our common stock complied with the Section 16(a) filing requirements during the fiscal year ended February 1, 2020, except that two stock option awards, which were granted to Hubert Joly and Kamy Scarlett on March 26, 2019, were reported on a delayed basis due to administrative error (see the Form 4 reports filed March 29, 2019, on behalf of Mr. Joly and Ms. Scarlett, respectively, for additional detail).
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Related Party Transactions Policy prohibits “related party transactions” unless approved by the Audit Committee and the Board. For purposes of our policy, a “related party transaction” is a transaction or series of transactions in which (a) the Company or a subsidiary is a participant, (b) the aggregate amount involved exceeds $120,000 and (c) any director, executive officer or shareholder beneficially owning more than 5 percent of our common stock, or any of their respective immediate family members has a direct or indirect material interest.
A related party transaction will generally not be approved unless it provides us with a demonstrable incremental benefit and the terms are competitive with those available from unaffiliated third parties. Only Board members who do not have an interest in the transaction are permitted to vote on a related party transaction. In addition, ongoing related party transactions are reviewed by the Audit Committee and the Board to ensure that such transactions continue to provide the necessary incremental benefit to us and have competitive terms. Each of the transactions discussed below were approved (or re-approved if ongoing) by the Audit Committee and the Board in March 2020, unless otherwise noted, in accordance with our Related Party Transactions Policy. We do not have any credit arrangements between our officers, directors, controlling persons and other insiders.
Richard M. Schulze
As of the date of this filing, Mr. Schulze owned approximately 10.99 percent of our common stock. On March 25, 2013, we entered into a letter agreement with Mr. Schulze pursuant to which, among other things, Mr. Schulze was given the lifetime honorary title of “Founder and Chairman Emeritus” of the Company, although he is not an executive and is no longer a member of our Board. Under this letter agreement, we agreed to compensate Mr. Schulze with an annual base salary of $150,000 through fiscal 2018 for his services as Chairman Emeritus, and to provide lifetime medical benefits for him, his spouse and his eligible dependents in accordance with our plans, practices, programs and policies in effect generally for our executives and their dependents. We also agreed to provide office space and administrative support, and to reimburse Mr. Schulze for his costs and out-of-pocket expenses incurred in the performance of his duties as Chairman Emeritus. The letter agreement’s term was renewed in January 2018 through the end of fiscal 2020, and again in April 2020 for fiscal 2021, except as specifically described above in regard to certain lifetime health benefits.
Ryan Green, Mr. Schulze’s step-son, is employed with us as a Senior Director in our Properties department at our corporate headquarters in Richfield, Minnesota. Mr. Green’s total cash compensation in fiscal 2020 was approximately $264,000. Mr. Green also received an annual long-term incentive award of 1,238 time-based restricted shares, which vest in one-third increments on each anniversary of the grant for three years. His award is consistent with awards for other employees at his level. Mr. Green is eligible to receive employee benefits generally available to all employees. Mr. Green’s employment with us began in August 2012. Mr. Schulze’s family member is compensated at a level comparable to the compensation paid to non-family members in similar positions at Best Buy.
Fidelity
FMR LLC (“Fidelity”) filed an amended Schedule 13G in February 2020, stating that it beneficially owns 8.34 percent of the Company’s common stock. As a result of beneficially owning more than 5 percent of our common stock, Fidelity is currently considered a “related party” under our Related Party Transactions Policy. Certain affiliates of Fidelity provide services to us in connection with the record keeping and administration of our stock plans (including the Employee Stock Purchase Plan and the Long-Term Incentive Plan). We paid these entities approximately $357,000 for these services for fiscal 2020. The administrative services contracts were initially entered into prior to Fidelity’s Schedule 13G filing and 5 percent holder status. The contracts were negotiated at arm’s length, and there is no indication that the Company or Fidelity received preferential treatment as a result of the relationship.

41	2020 Proxy Statement

AUDIT COMMITTEE REPORT
The key responsibility of the Audit Committee is to assist the Board in overseeing the integrity of the Company’s financial statements and financial reporting processes. The Audit Committee’s charter, which was approved by our Board, is posted on our website at www.investors.bestbuy.com. During fiscal 2020, the Audit Committee included five members. All Audit Committee members meet the SEC and NYSE definitions of independence and financial literacy for audit committee members. The Board has determined that Ms. McLoughlin and Mr. Millner are “audit committee financial experts” for purposes of SEC rules based on their relevant experience. No member of the Audit Committee serves on the audit committee of more than three public companies.
Committee Meetings
The Audit Committee met fourteen times during fiscal 2020, including ten times via conference call. The Audit Committee schedules its meetings to ensure it has sufficient time to devote appropriate attention to all of its tasks. The Audit Committee meetings include regular executive sessions with our independent registered public accounting firm, Deloitte & Touche LLP (“D&T”), our internal auditors and management. The Audit Committee also discusses with our internal auditors and D&T the overall scope and plans for their respective audits.
Fiscal 2020 Audited Financial Statements
The Audit Committee, on behalf of the Board, reviewed and discussed with both management and D&T our annual audited consolidated financial statements for the fiscal year ended February 1, 2020, and our quarterly operating results for each quarter in such fiscal year, along with the related significant accounting and disclosure issues. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) (U.S.) and the Commission.
The Audit Committee reviewed and discussed with D&T its independence from us and our management. As part of that review, the Audit Committee received from D&T the written disclosures and the letter required by applicable rules of the PCAOB (U.S.) regarding the independent accountant’s communications with audit committees concerning independence. In addition, the Audit Committee reviewed all services provided by and the amount of fees paid to D&T in fiscal 2020. In reliance on the reviews and discussions with management and D&T, the Audit Committee believes that the services provided by D&T were compatible with, and did not impair, its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that our annual audited consolidated financial statements be included in our Annual Report on Form 10-K for the period ended February 1, 2020, for filing with the SEC.
AUDIT COMMITTEE
Thomas L. Millner (Chair)
Karen A. McLoughlin
Claudia F. Munce
Richelle P. Parham
Eugene A. Woods

2020 Proxy Statement	42

ITEM OF BUSINESS NO. 2 — RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
THIS SECTION SHOULD BE READ IN CONJUNCTION WITH THE “AUDIT COMMITTEE REPORT”
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. As part of this oversight, the Audit Committee considers the firm’s independence, qualifications, performance, and whether the independent registered public accounting firm should be rotated, as well as the impact of such a rotation. Deloitte & Touche LLP (“D&T”) has been retained as our independent registered public accounting firm since fiscal 2006. In compliance with Sarbanes-Oxley requirements, the Lead Audit Partner from D&T rotates off our account every five years, with oversight in selection by the Audit Committee. The last Lead Audit Partner rotation occurred in March 2016. The Audit Committee has appointed D&T as our independent registered public accounting firm for the fiscal year ending January 30, 2021. We will ask shareholders to ratify the appointment of D&T as our independent registered public accounting firm at the Meeting. Representatives of D&T are expected to attend the Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Principal Accountant Services and Fees
The Audit Committee is responsible for the audit fee negotiations associated with the retention of our independent registered public accounting firm. For the fiscal years ended February 1, 2020, and February 2, 2019, D&T served as our independent registered public accounting firm. The following table presents the aggregate fees incurred for services rendered by D&T during fiscal 2020 and fiscal 2019, respectively. The fees listed below were pre-approved by our Audit Committee pursuant to the Audit Committee’s pre-approval policy as described below:
Service Type	Fiscal 2020	Fiscal 2019
Audit Fees(1)	$ 2,873,000	$ 2,912,000
Audit-Related Fees(2)	380,000	654,000
Tax Fees	—	—
Total Fees	$3,253,000	$3,566,000
(1)
Consists of fees for professional services rendered in connection with the audits of our consolidated financial statements and the effectiveness of our internal control over financial reporting for the fiscal years ended February 1, 2020, and February 2, 2019; the reviews of the consolidated financial statements included in each of our Quarterly Reports on Form 10-Q during those fiscal years; and consultations on accounting matters.

(2)
Consists primarily of fees for statutory audit filings, as well as the audits of our retirement savings plans and foundation, as well as due diligence services related to the acquisition of GreatCall, Inc. for the fiscal year ended February 2, 2019.

It is our policy that our independent registered public accounting firm be engaged to provide primarily audit and audit-related services. However, pursuant to the policy, in certain circumstances and using stringent standards in its evaluation, the Audit Committee may authorize our independent registered public accounting firm to provide tax services when it determines that D&T is the most efficient and effective tax service provider.
Pre-Approval Policy
Consistent with SEC rules regarding auditor independence, the Audit Committee is responsible for appointing, setting fees for and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility and in accordance with the Securities Exchange Act of 1934, as amended, it is the policy of the Audit Committee to pre-approve all permissible services provided by our independent registered public accounting firm, except for minor audit-related engagements which in the aggregate do not exceed 5 percent of the fees we pay to our independent registered public accounting firm during a fiscal year.
Each year, prior to engaging our independent registered public accounting firm, management submits to the Audit Committee for approval a list of services expected to be provided during that fiscal year within each of the three categories of services described below, as well as related estimated fees, which are generally based on time and materials.

43	2020 Proxy Statement

Audit services include audit work performed on the financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters and discussions surrounding the proper application of financial accounting and/or reporting standards.
Audit-related services include assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, statutory audits, employee benefit plan audits and special procedures required to meet certain regulatory requirements.
Tax services include compliance and other non-advisory services performed by the independent registered public accounting firm when it is most efficient and effective to use such firm as the tax service provider.
As appropriate, the Audit Committee then pre-approves the services and the related estimated fees. The Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the estimate periodically throughout the year by category of service. During the year, circumstances may arise when it becomes necessary to engage our independent registered public accounting firm for additional services not contemplated in the initial annual proposal. In those instances, the Audit Committee pre-approves the additional services and related fees before engaging our independent registered public accounting firm to provide the additional services.
Board Voting Recommendation
The members of the Audit Committee and the Board believe that the continued retention of D&T to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and our shareholders. The Board recommends that shareholders vote FOR the proposal to ratify the appointment of D&T as our independent registered public accounting firm for the fiscal year ending January 30, 2021.
The affirmative vote of a majority of the voting power of the shares present and entitled to vote at the Meeting is required to ratify D&T as our independent registered accounting firm.
Although ratification is not required pursuant to our By-laws or otherwise, the Board is submitting the selection of D&T to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm. If the appointment of D&T were not to be ratified by the shareholders, the Audit Committee would not be required to appoint another independent registered public accounting firm, but would give consideration to an unfavorable vote. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

2020 Proxy Statement	44

ITEM OF BUSINESS NO. 3 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
We are providing our shareholders with an opportunity to cast an advisory vote, a “Say on Pay,” regarding our fiscal 2020 named executive officer (“NEO”) compensation program, as described in the Executive and Director Compensation section of this proxy statement.
Information About the Advisory Vote to Approve Named Executive Officer Compensation
The Compensation Committee establishes, recommends and governs all of the compensation and benefits policies and actions for the Company’s NEOs. While the advisory vote to approve the compensation of our named executive officers is not binding, it provides useful information to our Board and Compensation Committee regarding our shareholders’ views of our executive compensation philosophy, policies and practices. The Compensation Committee values our shareholders’ opinions and will take the results of the vote into consideration when determining the future compensation arrangements for our named executive officers. At the Company’s 2019 Regular Meeting of Shareholders, our shareholders voted to hold the non-binding shareholder vote to approve the compensation of our named executive officers each year. Accordingly, the Company currently intends to hold such votes annually. The next such vote is expected to be held at the Company’s 2021 Regular Meeting of Shareholders.
As detailed in the Executive and Director Compensation — Compensation Discussion and Analysis section, we believe our fiscal 2020 executive compensation program reflects market appropriate practices and balances risk and reward in relation to our overall business strategy. Our executive compensation program is focused on pay-for-performance and seeks to mitigate risks related to compensation to ensure management and shareholder interests in long-term value creation are aligned.
Accordingly, we ask that our shareholders cast an advisory vote to approve the following resolution:

RESOLVED, that the shareholders of the Company approve, on an advisory basis, the compensation of the named executive officers for the fiscal year ended February 1, 2020, as described in the Executive and Director Compensation — Compensation Discussion and Analysis section and the compensation tables and related material disclosed in the Company’s proxy statement for its 2020 Regular Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

Board Voting Recommendation
Our Board recommends an advisory vote FOR approval of the fiscal 2020 compensation of our NEOs as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules.
The affirmative vote of at least a majority of the voting power of the shares present, in person or by proxy, and entitled to vote is required for advisory approval of our NEO compensation.
It is intended that, unless otherwise instructed, the shares represented by proxy will be voted “FOR” the advisory vote on our named executive compensation.

45	2020 Proxy Statement

EXECUTIVE AND DIRECTOR COMPENSATION
Compensation Discussion and Analysis
Introduction
The following Compensation Discussion and Analysis describes how the Compensation Committee of the Board decided to compensate our fiscal 2020 Named Executive Officers (“NEOs”):
Name	Principal Position
Corie Barry	Chief Executive Officer
Hubert Joly	Executive Chairman and Chief Executive Officer (Former)
Matt Bilunas	Chief Financial Officer
Whit Alexander	Chief Transformation, Innovation and Membership Officer
Mike Mohan	President and Chief Operating Officer
Kamy Scarlett	Chief Human Resources Officer
Keith Nelsen	General Counsel and Secretary (Former)
Trish Walker	President, Services and Home Channel*
*	Ms. Walker transitioned to act as a senior advisor to the CEO and executive team in February 2020.
As discussed previously, fiscal 2020 was a year of leadership transition. This included the following changes for our named executive officers.
•	Ms. Barry succeeded Mr. Joly as our Chief Executive Officer effective June 11, 2019 and Mr. Joly assumed the role of Executive Chairman.
•	Mr. Bilunas was promoted and succeeded Ms. Barry as Chief Financial Officer.
•	Mr. Alexander was promoted to Chief Transformation, Innovation and Membership Officer.
•	Mr. Mohan was promoted to President and Chief Operating Officer in connection with the CEO succession.
•	Ms. Scarlett, our Chief Human Resources Officer, also served as our President, U.S. Retail Stores from January 2019 through February 2020.
•	Mr. Nelsen stepped down from his role as General Counsel and Secretary in April 2019 and assumed an advisory role through September 2019 in support of his successor.
•	Ms. Walker’s status as an executive officer changed in March 2019 as a result of the leadership transitions and changes in reporting structure.
The Compensation Discussion and Analysis portion of our proxy statement includes the following:
CD&A Section	What’s included?
Executive Summary
Highlights of our executive compensation program, including our shareholder engagement process and Committee consideration of Say on Pay votes, a summary of our fiscal 2020 executive compensation decisions, and a preview of our fiscal 2021 executive compensation

Compensation Philosophy, Objectives & Policies	Overview of the philosophy, objective & policies utilized by the Compensation Committee in implementing our executive compensation program

Governance	Summary of the key participants in our executive compensation process and the role each plays in the decision-making

Factors in Decision-Making	Overview of factors considered by the Compensation Committee in its decision-making process

Executive Compensation Elements	Description of each element of our NEO pay-mix within our executive compensation program, including specific details regarding decisions made within each element

2020 Proxy Statement	46

Prior “Say on Pay” Votes
At our 2019 Meeting, 95.4 percent of our shareholders voted in support of our “Say on Pay” proposal, which was on par with our results in 2018 and 2017.

SAY-ON-PAY VOTING RESULTS
For
Against
80
60
40
20
98.0
95.6
96.4
96.2
95.4
2015
2016
2017
2018
2019

We believe the high level of support we received from shareholders for the last several years is driven in part by our performance and in part by our continued commitment to align pay and performance. In the fall of fiscal 2020, following our 2019 Meeting, we reached out to all of our top forty shareholders, representing approximately 72 percent of our outstanding shares, offering to discuss any questions or concerns regarding executive compensation practices and other governance issues and seeking feedback on specific practices around board composition and ESG disclosure. As a result of these outreach efforts, we engaged in direct conversations with several shareholders to answer questions, provide commentary on the compensation decisions made during the year, and received feedback to be considered when making future decisions. During these conversations, shareholders also indicated broad directional support for our compensation programs. Further, as discussed in the Corporate Governance at Best Buy — Shareholder Engagement section, we regularly engage with our shareholders throughout the year regarding their various priorities, and we welcome their feedback on our practices and policies.
Summary of Executive Compensation Practices
Pay for Performance
•
We tie pay to performance by setting clear financial goals and delivering the majority of each NEO’s compensation opportunity through variable incentives in which payout is based on performance against predetermined goals or absolute and relative changes in our stock price over time.

•	We use multiple performance metrics that differ for long-term and short-term plans.
•	Our short-term incentive plan includes a performance threshold that requires a minimum level of operating income be achieved before any short-term award may be earned.
•
A significant amount of our long-term incentive program is performance-based, and long-term and short-term incentives comprise a majority of our total compensation opportunity (91 percent for the CEO and 80 percent, on average, for the other NEOs).

Risk Mitigators
•	We utilize peer group market data when making executive compensation decisions.
•
We utilize a variety of short and long-term performance measures to mitigate the risk that our executives could be motivated to unduly pursue performance under one metric to the detriment of the Company.

•	The amounts that can be earned on both our short and long-term awards are capped to discourage excessive risk taking.
•
Our clawback policy provides for potential recoupment of both cash and equity executive compensation in the event of triggering events, such as violations of our Code of Business Ethics or certain financial restatements.

•	We have stock ownership and trading guidelines for executive officers and Board members.
•	Our executives are prohibited from hedging or pledging securities of Best Buy.

47	2020 Proxy Statement

•	We have robust processes to identify and mitigate compensation risk.
•	Our Compensation Committee engages an outside independent compensation consulting firm that performs no other services for the Company.
Shareholder Engagement
•	We regularly solicit shareholder feedback on executive compensation and related corporate governance matters.
•	We provide shareholder feedback to the Compensation Committee, which considers the feedback when reviewing executive compensation programs and policies.
Key Compensation Actions in Support of the CEO Transition and Other Performance-Related Actions
In fiscal 2020 we successfully executed a major leadership transition, including the appointment of an internally promoted new CEO, and continued to execute on our strategy. These changes reflect the Board’s ongoing succession planning process and provide the benefit of leadership continuity as the company continues to execute its strategic growth initiatives. In April 2019, the Company appointed Ms. Barry as CEO and Mr. Joly as Executive Chairman. Mr. Mohan was appointed President and Chief Operating Officer. The appointments were all effective upon conclusion of the 2019 Regular Meeting of Shareholders on June 11, 2019. In support of this succession plan, the Company entered into an employment agreement with Ms. Barry and a revised employment agreement with Mr. Joly. Additionally, the Compensation Committee adjusted NEO compensation for fiscal 2020 compensation as part of its annual planning processes and in recognition of the promotion of several officers. A summary of the changes is included below and explained in further detail within our Compensation Discussion and Analysis:
•
Base Salaries: We increased the base salary rates for Ms. Barry, Mr. Mohan, Mr. Bilunas and Mr. Alexander in light of their promotions and the increased scope of their roles and responsibilities, and market data relevant to their new roles. We decreased the salary of Mr. Joly when he transitioned to his role as Executive Chairman of the Board.

•
Short-Term Incentives: We made changes to the short-term incentive plan target payout percentages for Ms. Barry, Mr. Mohan, Mr. Bilunas and Mr. Alexander in light of their promotions and the increased scope of their roles and responsibilities and decreased the short-term incentive compensation of Mr. Joly in connection his transition to Executive Chairman.

•
Long-Term Incentives: We increased the long-term incentive plan grant values for Ms. Barry, Mr. Mohan, Mr. Bilunas and Mr. Alexander in light of their promotions and provided grants to Ms. Scarlett and Ms. Walker consistent with the scope of their roles and responsibilities and market conditions. Special equity grants were also provided to Mr. Bilunas, Mr. Mohan and Mr. Alexander as they transitioned into their new roles.

•
Other Compensation: We made no material changes to the employee benefits or perquisites offered to our NEOs other than a slight modification to the tax preparation services benefit and enhancement of the executive physical exam benefits for executive officers. At its year-end meeting, the Compensation Committee approved a cash bonus for Ms. Scarlett in recognition of the dual role she held throughout the fiscal year. In addition, Mr. Nelsen received separation benefits in accordance with the Company’s severance plan as described in more detail under Compensation of Executive Officers - Potential Payments Upon Termination or Change-of-Control below.

As previously announced, Mr. Joly is stepping down as Executive Chairman at the conclusion of the Meeting. In March 2020, the Board and Mr. Joly agreed to extend, through the effective date of his departure, Mr. Joly’s revised employment agreement. Upon his departure, Mr. Joly will be eligible for the applicable rights and benefits under his revised agreement. Also in March 2020, the Board entered into an arrangement with Mr. Joly under which Mr. Joly will serve as a consultant to the Company for a one-year renewable term, effective on the date Mr. Joly steps down at the conclusion of the Meeting. Under the terms of the arrangement, Mr. Joly will provide consulting services, advice on matters related to the business activities of the Company, and support to the Company’s efforts to provide tech opportunities to disadvantaged youth. He will be paid $37,500 per quarter in exchange for these services. Mr. Joly will be considered an independent contractor and will not receive or be eligible for any employee benefits from the Company. He will receive reasonable administrative support services to facilitate his service to the Company. Additional details were disclosed in a Current Report on Form 8-K filed by the Company on March 11, 2020.

2020 Proxy Statement	48

Fiscal 2020 Pay and Performance Outcomes
We continue to make progress on our Building the New Blue strategy and our purpose to enrich lives through technology. Our strategy is to leverage our unique combination of tech and touch to meet every day human needs and build more and deeper relationships with customers. We believe our strategy will translate to an economic model that delivers results by better serving existing customers, capturing new demand, entering new spaces and building capabilities while maintaining profitability over time.
In fiscal 2020, we grew our Enterprise comparable sales by 2.1% on top of 4.8% in fiscal 2019, which represents our sixth consecutive year of positive Enterprise comparable sales. We also increased GAAP diluted EPS by 10.6% to $5.75 and increased our non-GAAP diluted EPS by 14.1% to $6.07*. In addition, we recorded annual revenue of $43.6 billion, GAAP operating income of $2.0 billion and non-GAAP operating income of $2.1 billion* in fiscal 2020. Compared to fiscal 2019, our fiscal 2020 GAAP and non-GAAP operating income as a percentage of revenue increased approximately 20 basis points and approximately 30 basis points*, respectively. From a capital allocation standpoint, we returned $1.5 billion to our shareholders through share repurchases and dividends.
The strong performance in fiscal 2020 resulted in short-term incentive award payouts of 112% of target for the year. The results of the Enterprise Revenue and TSR portions of the Performance Share Awards that are earned based on a three-year performance period, including fiscal 2020, had not been approved by the Compensation Committee as of the date of this filing. The Enterprise Revenue portion of these awards is based on the compound annual growth rate of Enterprise Revenue from fiscal 2018 through fiscal 2020. The TSR portion of these awards is based on a comparison of TSR in the first quarter of fiscal 2018 with the first quarter of fiscal 2021. We anticipate the Compensation Committee will review results and make a determination on the payout of these awards following the conclusion of the first quarter of fiscal 2021. These awards and payouts are explained in further detail within the Executive Compensation Elements section of this proxy statement.
*For GAAP to non-GAAP reconciliations, please refer to the schedule entitled Reconciliation of Non-GAAP Financial Measures.
Fiscal 2021 COVID-19-Related Compensation Actions
On April 9, 2020, in response to the COVID-19 national emergency, the Compensation Committee approved temporary base salary reductions for Ms. Barry and her direct reports, including Mr. Bilunas, Mr. Mohan, Mr. Alexander and Ms. Scarlett, for the period from April 12, 2020 through September 1, 2020. The base salary for Ms. Barry was reduced by 50% and the base salaries of the other named executive officers were reduced by 20%. In addition, the Board also accepted an offer by Mr. Joly to reduce his base salary as Executive Chairman by 50% through the duration of his term on the Board, which will conclude following the Meeting. The Board also agreed to reduce its cash retainer fees for each individual board member by 50% for the same period. Additional details were disclosed in a Current Report on Form 8-K filed by the Company on April 15, 2020.
Compensation Philosophy, Objectives and Policies
The Company’s compensation philosophy is performance-based and designed to ensure that executive compensation and shareholders’ interests are aligned. To that end, the Compensation Committee works to ensure that base salaries are market competitive, and short and long-term incentives are heavily weighted toward Company performance and are within the range of market practice.
We achieve these objectives by using programs that are designed to align employee interests with Company goals and create a common vision of success without undue risk.
We continue to utilize the following executive compensation policies and practices:
•
Pay-for-performance. We tie pay to performance. The majority of executive pay is not guaranteed but instead tied to performance metrics designed to drive shareholder value. If performance goals are not attained, no incentive compensation is paid.

•
Mitigate undue risk. We mitigate undue risk by, among other things, utilizing caps on incentive award payments and vesting periods on long-term incentive awards, clawback provisions, restrictive covenants and multiple performance metrics. The Compensation Committee annually reviews our compensation risk profile to ensure that our compensation-related risks are not reasonably likely to have a material adverse effect on the Company.

49	2020 Proxy Statement

•
Independent Compensation Committee and compensation consultant. The Compensation Committee is comprised solely of independent directors. The Compensation Committee’s independent compensation consultant is retained directly by the Compensation Committee and performs no other consulting or other services for the Company.

•	Shareholder engagement. We routinely engage with shareholders regarding executive compensation and related issues.
•
Re-pricing of stock options. Stock options may not, without the approval of our shareholders, be (i) amended to reduce their initial exercise price (except for adjustments in the case of a stock split or similar event); (ii) canceled and replaced by stock options having a lower exercise price; or (iii) canceled and replaced with cash or other securities.

•
Stock ownership and trading policies. We have stock ownership guidelines for all of our executive officers and Board members. As of the end of fiscal 2020, each NEO and director was in compliance with the guidelines. We prohibit all employees, including our executive officers and members of the Board, from hedging Company securities. Executive officers and Board members are also prohibited from pledging Company securities as collateral for a loan or from holding Company securities in a margin account.

•
Health, Retirement and other Benefits. NEOs are eligible to participate in benefit plans generally available to our employees, including health, retirement, stock purchase, severance, paid time off, life insurance and disability plans. We do not have an executive retirement plan that provides extra retirement benefits to the NEOs. NEOs are provided with annual executive physical exams, supplemental long-term disability insurance and tax planning/preparation services consistent with those provided to other executives.

2020 Proxy Statement	50

Governance
The following table summarizes the roles of each of the key participants in the executive compensation decision-making process for our NEOs.
Key Participant
Compensation Committee
Role in Decision-Making Process
• Establishes our compensation objectives.

• Determines, approves and oversees executive compensation, including the design, competitiveness and effectiveness of our compensation programs.

• The Compensation Committee’s charter is available on our website at www.investors.bestbuy.com.

Compensation Committee’s Independent Compensation Consultant
Role in Decision-Making Process

• Reviews the recommendations of management with the Compensation Committee to ensure that the recommendations are aligned with our objectives and are reasonable when compared to our market for executive and director talent.

• Assists the Compensation Committee in the design of the variable incentive plans, the determination of the overall compensation mix, the selection of performance metrics and the setting of the performance goals and ranges.

• Provides analysis and crafts recommendations for the Compensation Committee in the setting of CEO compensation opportunity.

• Reviews the results of the compensation risk assessment with the Compensation Committee, including key observations and conclusions.

• Provides perspective on market practice and information about emerging trends.

• The Compensation Committee has sole discretion and adequate funding to engage consultants in connection with compensation-related matters. Frederic W. Cook & Co., Inc. has served as the Compensation Committee’s independent compensation consultant since the fall of 2012.

CEO
Role in Decision-Making Process

• Creates and presents recommendations to the Compensation Committee for our other executive officers and provides his or her own perspective. Does not participate in, or otherwise influence, recommendations regarding his or her own compensation.

Human Resources (“HR”) and Finance
Role in Decision-Making Process

• HR provides the Compensation Committee with market analytics in support of the CEO’s recommendations for our executive officers. As necessary, HR engages outside consultants to assist with its analytics and recommendations. Finance provides the Compensation Committee with financial analytics in support of the short- and long-term program design, target setting and evaluation of results.

Compensation Consultant Independence
The Compensation Committee reviewed the independence of Frederic W. Cook & Co., Inc. (“FW Cook”) under NYSE and SEC rules. Based on its review and information provided by FW Cook regarding the provision of its services, fees, policies and procedures, presence (if any) of any conflicts of interest, ownership of Best Buy stock, and other relevant factors, the Compensation Committee concluded that the work of FW Cook has not raised any conflicts of interest and deemed them to be an independent advisor to the Compensation Committee.

51	2020 Proxy Statement

Factors in Decision-Making
Market Competitive Data. For fiscal 2020, each element of compensation and the level of total direct compensation for our NEOs was considered against market benchmarks and views of individual performance. Our Compensation Committee reviewed publicly available compensation data and private surveys for our peer group of companies, Fortune 100 companies and general and retail industry survey data. We used available information and monitored actions taken by our peer group to evaluate market trends and to assess the long-term incentive program and overall competitiveness of our executive compensation levels. We did not, however, seek to establish any specific element of compensation or total direct compensation that falls within a prescribed range relative to our peer group of companies or the Fortune 100 companies.
Change in Peer Group for Fiscal 2020. We review our peer group annually. The Compensation Committee strives to ensure that our peer group is an accurate reflection of our business model, represents the labor market for executive talent and includes external perspectives. For fiscal 2020, the peer group was approved after consideration of the following criteria:
•	Business model: combination of physical retailers, e-commerce retailers, digital companies, global companies and iconic brands;
•	Size: revenue similar to ours;
•	Current peers: preference, but not obligation, toward consistency in an effort to maintain reliability from year to year in the results of our compensation analysis; and
•	Labor market consideration: companies that listed us as a peer.
The Compensation Committee considered the Company’s position relative to the peer group on the basis of earnings, revenue and market cap, and made no changes to our peer group for fiscal 2020 from fiscal 2019 other than the removal of Staples because it was acquired and is no longer a publicly traded company. For fiscal 2020, our peer group consisted of the following companies:
Alphabet, Inc.	Kohl’s Corporation	Office Depot, Inc.
Amazon.com, Inc.	Lowe’s Companies Inc.	Target Corporation
Apple Inc.	Macy’s, Inc.	Wal-Mart, Inc.
Costco Wholesale Corporation	Microsoft Corporation	Walgreens Boots Alliance, Inc.
eBay Inc.	Nike, Inc.
The Home Depot, Inc.	Nordstrom, Inc.

2020 Proxy Statement	52

Executive Compensation Elements
Overview. Our NEOs’ compensation in fiscal 2020 included the following elements (for additional details on specific awards, see the discussion below and the Compensation of Executive Officers — Summary Compensation Table section):
Compensation Component	Key Characteristics	Link to shareholder value	How we determine amount
Base Salary	Cash; reviewed annually and adjusted if appropriate.	Provide competitive, fixed compensation to attract and retain executive talent who drive superior performance.	Consider individual contributions to business outcomes, scope and responsibilities, role changes and/or market data.
Short-Term Incentive (“STI”)	Cash. Variable compensation component. Performance-based award opportunity. Payable based on achievement of financial targets.	Incentive targets are tied to the achievement of key annual financial measures tied to our long-term strategy.
Metrics are selected based on key components of the Company’s strategic plan. Fiscal 2020 metrics were:
 • Enterprise Operating Income – 45%
 • Enterprise Revenue Growth – 35%
 • Domestic Cost Reduction – 20%

Long-Term Incentive (“LTI”)	Performance share awards, stock options and restricted shares, subject to certain performance-conditions and time-based vesting requirements.	Create a strong financial incentive for increasing shareholder value, encourage ownership stake, and promote retention.
Grant award levels are based on individual contributions to business outcomes, potential future contributions, historical grant amounts, retention considerations and market data. (Actual payout based on performance over the three-year performance period.)

Health, Retirement and Other Benefits	Eligibility to participate in benefit plans generally available to our employees, including health, retirement, stock purchase, severance, paid time off, life insurance and disability plans.	Plans are part of our broad-based employee benefits programs designed to promote health, well-being and financial security for all employees.	The NEOs are eligible to participate in the same employee benefits offered to all US- based officers.
Executive Benefits
Annual executive physical exam, supplemental long-term disability insurance, and tax planning/preparation services. Limited personal use of private jet services is permitted for certain NEOs under in accordance with our private jet use policy.
Provide competitive benefits to promote the health, well-being and financial security of our executive officers.
No material changes were made to the NEOs’ benefits in fiscal 2020 other than a slight modification to tax planning/preparation services, enhancement of the executive physical exam benefits and the adoption of a revised private jet use policy. All NEOs are eligible to participate in these benefits, except that use of private jet services is limited to certain NEOs in accordance with our policy.

53	2020 Proxy Statement

Fiscal 2020 Pay Mix. The Compensation Committee emphasizes variable performance-based pay when setting the target pay mix for our executive officers but does not establish a set pay mix for them. The target pay mix for fiscal 2020 for our CEO and other NEOs, on average, is shown below. Actual salary levels, STI awards (discussed in further detail in the Short-Term Incentive section) and LTI awards (discussed in further detail in the Long-Term Incentive section) vary based on the market analysis described above. Approximately 91 percent of the CEO’s target pay and, on average, approximately 80 percent of the other NEOs’ target pay is variable based on operating performance, changes in our stock price and/or total shareholder return relative to the S&P 500 companies.

Each element in the pay mix is discussed below and shown in the Summary Compensation Table as found in the Compensation of Executive Officers section of this proxy statement.
Fiscal 2020 Compensation Changes Related to CEO Succession. As part of our CEO succession plan effective at the end of the 2019 Meeting, Mr. Joly’s annual base salary decreased to $650,000, and his annual short-term incentive award target decreased to 100% of base salary for the portion of the year he held the position of Executive Chairman. He continued to participate in all benefit programs available to the Company’s senior executives. Upon her promotion to CEO, Ms. Barry’s base salary increased to $1.1 million and her annual short-term incentive award target increased to 175% of base salary for the portion of the year she held the position of CEO. Upon her promotion, Ms. Barry also received a true-up equity award with a target value of $5.475 million comprised of 50% of the value in performance shares, 20% in stock options, and 30% in restricted shares, consistent with the fiscal 2020 annual awards. Upon Mr. Mohan’s promotion to President and Chief Operating Officer, his base salary increased to $1.0 million and his short-term incentive award target increased to 160% of base salary for the portion of the year he held this role. At the time of this promotion, Mr. Mohan also received a true-up equity award with a target value of $2.475 million comprised of 50% of the value in performance shares, 20% in stock options, and 30% in restricted shares, consistent with the fiscal 2020 annual awards. Mr. Mohan also received an additional grant of restricted shares valued at $2.5 million that vest in full on the second anniversary of the grant date. Consistent with the Compensation Committee’s approach in setting annual compensation levels, in determining these compensation adjustments, the Compensation Committee considered each NEO’s prior performance, Company performance, the compensation levels paid to similarly situated executive officers at the Company, the competitive median of the market data to provide a perspective on external practices, and input from the Compensation Committee’s independent compensation consultant. Additional details regarding our CEO succession plan and related compensation were disclosed in a Current Report on Form 8-K filed by the Company on April 15, 2019, and are also described in the Compensation Discussion and Analysis section of this proxy statement.

2020 Proxy Statement	54

Base Salary
In March 2019, the Compensation Committee reviewed the total compensation for each NEO, including their base salaries, in light of the leadership transition described above and resulting changes in reporting structure. The Compensation Committee approved base salary increases for Ms. Barry and Messrs. Mohan, Bilunas and Alexander in recognition of their promotions and increased job scope and responsibilities and based on relative market data. Mr. Joly’s salary decreased as he transitioned from his role as CEO to Executive Chairman.
Name	Fiscal 2020 End-of-Year Annual Base Salary	Fiscal 2020 Beginning-of-Year Annual Base Salary	Percent Change
Ms. Barry(1)	$1,100,000	$850,000	29%
Mr. Joly(2)	650,000	1,275,000	-49%
Mr. Bilunas(3)	750,000	500,000	50%
Mr. Alexander(4)	680,000	550,000	24%
Mr. Mohan(5)	1,000,000	900,000	11%
Ms. Scarlett	800,000	800,000	0%
Mr. Nelsen	750,000	750,000	0%
Ms. Walker	750,000	750,000	0%
(1)	Ms. Barry’s salary increased in connection with her promotion to CEO.
(2)	Mr. Joly’s salary decreased in connection with his transition to Executive Chairman.
(3)	Mr. Bilunas’s salary increased in connection with his promotion to CFO.
(4)	Mr. Alexander’s salary increased in connection with his promotion to Chief Transformation, Innovation and Membership Officer.
(5)	Mr. Mohan’s salary increased in connection with his promotion to President and COO.
Short-Term Incentive
Our executive compensation programs are designed to ensure that a significant percentage of total compensation is linked to Company performance. For fiscal 2020, the NEOs were eligible for performance-based, short-term incentive cash awards pursuant to our fiscal 2020 STI plan.
Fiscal 2020 STI Performance Criteria. Metrics are selected based on key components of the Company’s strategic plan. The following performance metrics determined the payouts for the fiscal 2020 STI plan:
STI Metric	Metric Weighting	Definition
Compensable Enterprise Operating Income	45% - served as the minimum threshold for STI awards to be paid	Enterprise non-GAAP operating income, adjusted for foreign exchange rate variances.
Enterprise Revenue Growth	35%	Enterprise Revenue Growth compares all revenue streams including stores that recently opened or closed and mergers and acquisitions.
U.S. Cost Reduction	20%	Annualized year-over-year cost savings (compared to fiscal 2019 expense) of cost reduction actions put into effect in fiscal 2020.
Enterprise Revenue Growth was selected over Enterprise Comparable Sales Growth to more effectively align the STI plan with the Company’s broader focus on all available channels of addressing our customers’ technology needs. Furthermore, due to adjustments in strategic priorities, the following metrics from the fiscal 2019 plan design were not included in the fiscal 2020 plan design: U.S. Online Revenue Growth and U.S. Services POS Revenue. Although originally planned for inclusion as a fiscal 2020 performance metric, the Committee determined mid-year that U.S. Net Promoter Score should also not be included in the calculation of bonus payouts due to changes in measurement practices and reallocated its weighting to the other metrics evenly across the remaining three metrics.
In March 2019, the Compensation Committee approved the performance goals for each metric. The minimum, target and maximum goals for each metric were evaluated to ensure they would incent the desired level of performance for each priority. The goals are set each year in light of anticipated year-over-year industry trends, product cycles, and other market factors.

55	2020 Proxy Statement

The following chart shows actual fiscal 2020 performance compared to the minimum, target and maximum goals for each metric. Minimum performance against the goal results in a no payout, Target performance results in a 1.00 payout, and Maximum performance results in a 2.00 payout. The final metric score is interpolated as an exact point somewhere between 0.00 and 2.00. The chart also includes the same information from fiscal 2019, if applicable (as presented in last year’s proxy statement) to illustrate how the goals changed and how our actual performance compared to last year.
Metric ($ in millions)	Minimum	Target	Maximum	Actual Result	Metric Score
Compensable Enterprise Operating Income (45%)(1)(2)	$1,926	$2,016	$2,196	$2,125	1.60
Fiscal 2019 Compensable Enterprise Operating Income(1)(3)	$1,802	$1,892	$2,072	$2,003	1.61
Enterprise Revenue Growth (35%)(4)	1.77%	2.21%	3.07%	1.71%	0.00
Fiscal 2019 Enterprise Comparable Sales Growth(5)	—	—	—	—	—
Domestic Cost Reduction (20%)(6)	$200	$300	$350	$393	2.00
Fiscal 2019 Domestic Cost Reduction	$200	$250	$300	$265	1.30
		Fiscal 2020 Blended Score:			1.120
		Fiscal 2019 Blended Score:			1.663
(1)
Actual performance for this metric had to be above the minimum threshold in order for STI payments to be made. A result lower than the minimum threshold would have resulted in an overall blended score of zero, and no STI payments.

(2)
Compensable Enterprise Operating Income was determined based on the non-GAAP operating income from continuing operations of $2,125 million in our Annual Report on Form 10-K for fiscal 2020, adjusted for differences from targeted foreign exchange rates.

(3)
Compensable Enterprise Operating Income was determined based on the non-GAAP operating income from continuing operations of $1,988 million in our Annual Report on Form 10-K for fiscal 2019, adjusted for differences from targeted foreign exchange rates.

(4)
Fiscal 2020 metric was changed to Enterprise Revenue Growth vs. the fiscal 2019 metric of Enterprise Compensable Sales Growth. Enterprise Revenue Growth compares all revenue streams including stores that recently opened or closed and mergers and acquisitions. Results were adjusted for differences from targeted foreign exchange rates.

(5)
Enterprise Comparable Sales Growth compares revenue from stores, websites and call centers operating for at least 14 full months, as well as revenue related to certain other comparable sales channels for a particular period to the corresponding period in the prior year. The difference in the definitions of Enterprise Revenue Growth and Enterprise Comparable Sales Growth makes them incomparable for purposes of the table. In fiscal 2019 the Enterprise Comparable Sales Growth Target was 2.34% and the Actual Result was 4.79%.

(6)
Domestic Cost Reduction is the annualized year-over-year cost savings (compared to fiscal 2019 expense) as a result of cost reduction actions put into effect in fiscal 2020. Cost savings must be permanent changes to the business.

Determination of Fiscal 2020 STI Target Payout. The Compensation Committee reviewed the target payout percentages for our NEOs under the fiscal 2020 STI plan as part of its review of the NEOs total fiscal 2020 target compensation. The Compensation Committee generally applies a tiered approach in determining the potential target payout ranging from 100 percent to 200 percent of annual earnings based on each NEO’s eligible base salary as of the 15th day of each fiscal month. The specific target payout percentage for each NEO is determined based on external market data (including survey and proxy data from the Fortune 100 and our peer group) for equivalent roles, with emphasis placed on job value and internal pay equity among the NEOs.
The target payout percentages for each NEO either remained the same as in fiscal 2019 or increased in light of the CEO succession plan described above. For each of the metrics, the NEOs could earn zero to two times their weighted target payout percentage for that metric.

2020 Proxy Statement	56

The following chart shows fiscal 2020 STI opportunities and payments as a dollar value and percent of annual base salary (based on their eligible base salary as of the 15th day of each fiscal month):
Name	Fiscal 2020 Annual Base Salary(1)	Target Payout Percentage	Annual Target Payout Value, based on Annual Earnings	Fiscal 2020 Blended STI Score	Fiscal 2020 STI Payment	Fiscal 2020 STI Payment, as a Percentage of Annual Earnings
Ms. Barry(2)	$1,016,667	168%	$1,708,334	1.120	$1,913,334	188%
Mr. Joly(3)	858,333	149%	1,283,334	1.120	1,437,334	167%
Mr. Bilunas(2)	625,000	114%	712,500	1.120	798,000	128%
Mr. Alexander(2)	571,667	80%	457,083	1.120	511,933	90%
Mr. Mohan(2)	966,667	157%	1,516,667	1,120	1,698,667	176%
Ms. Scarlett	800,000	150%	1,200,000	1.120	1,344,000	168%
Mr. Nelsen(4)	—	—	—	—	—	—
Ms. Walker	750,000	100%	750,000	1.120	840,000	112%
(1)
Annual base salary is based on the average of each NEO’s annual base salary rate on the 15th fiscal day of each month for twelve months of the fiscal year. This number may differ slightly from actual earnings listed in the Summary Compensation Table.

(2)
The STI Targets for Ms. Barry, Mr. Bilunas, Mr. Alexander and Mr. Mohan were increased during fiscal 2020 based on changes in role and responsibilities, therefore the percentages shown in the “Target Payout Percentage” column for these individuals reflects an approximate blended rate.

(3)
Mr. Joly’s Annual Base Salary and STI Target decreased during fiscal 2020 in connection with the CEO transition. The percentage shown in the “Target Payout Percentage” column for Mr. Joly reflects an approximate blended rate.

(4)	Mr. Nelsen was not eligible for his annual payout target because his employment ended during the fiscal year.
Long-Term Incentive
Awards of equity-based LTI compensation to our executive officers enhance the alignment of interests of our NEOs and shareholders. All LTI awards for our NEOs and directors must be approved by the Compensation Committee. In March 2019, the Compensation Committee approved LTI awards to our NEOs pursuant to our fiscal 2020 LTI program under our Amended & Restated 2014 Omnibus Incentive Plan.
The fiscal 2020 LTI program featured a mix of performance share awards, performance conditioned time-based restricted shares, and stock options. This results in a balanced portfolio of compensation rewards for the NEOs, with performance share awards based on relative total shareholder return (to reward relative performance) and enterprise revenue growth (to reward growth), time-based restricted shares (for Mr. Joly and his direct report team at the time of the annual grant, these also had a performance condition), based on adjusted net earnings (to reward earnings and promote retention), and stock options (to reward absolute share price appreciation), as shown below.
	Stock Options	Performance- Conditioned Time- Based Restricted Shares	Time-Based Restricted Shares	Performance Share Awards
Ms. Barry	20%	30%	—	50%
Mr. Joly	20%	30%	—	50%
Mr. Bilunas*	—	—	66.6%	33.3%
Mr. Alexander*	—	—	66.6%	33.3%
Mr. Mohan	20%	30%	—	50%
Ms. Scarlett	20%	30%	—	50%
Mr. Nelsen	—	50%	—	50%
Ms. Walker	—	50%	—	50%
*	Messrs. Bilunas and Alexander received time-based restricted shares because they were not members of Mr. Joly’s direct report team at the time of the annual grant.
Form of Fiscal 2020 LTI Award. The NEOs receive an LTI grant once per year at a regularly scheduled Compensation Committee meeting that typically occurs in the first quarter of our fiscal year. In addition, when promoted, our NEOs receive equity awards to bring their annual compensation in line with market pay for their new roles. In fiscal 2020, the

57	2020 Proxy Statement

Committee also granted a series of long-term incentive awards to maintain stability of the executive team in connection with the CEO transition. In fiscal 2020, the closing price of our common stock on the grant date and an accounting valuation for each type of award was used to convert the award dollar value to a number of units.
In addition, restricted stock and performance share awards include dividend equivalents, which begin to accrue for each declared dividend following the grant but are not converted into dividends until the restricted shares underlying the grants are earned, vested or payable.
Determination of Fiscal 2020 LTI Target Award Values. The Compensation Committee approved the executive team’s fiscal 2020 compensation, which included increased target award values for Ms. Barry and Messrs. Bilunas, Mohan and Alexander to reflect increased responsibilities, role changes and market adjustments in light of their promotions.
LTI award amounts are determined based upon analysis of external market data, with overall compensation mix and external market data for equivalent roles being key factors in the determination of the award made to each NEO. The fiscal 2020 LTI awards for each NEO are set forth below:
	No. of Stock Options	No. of Performance- Conditioned Time- Based Restricted Shares	No. of Time- Based Restricted Shares	Target No. of Shares under Performance Share Award	Target Grant Date Value(1)
Ms. Barry(2)	94,172	38,092	—	63,314	$8,475,000
Mr. Joly	120,337	50,000	—	80,608	$11,750,000
Mr. Bilunas(3)(8)	49,050	5,111	7,151	8,602	$2,325,000
Mr. Alexander(4)(8)	49,050	—	8,251	3,991	$1,750,000
Mr. Mohan(5)	65,492	26,744	38,157	43,974	$8,525,000
Ms. Scarlett(6)	109,226	5,427	—	8,748	$3,250,000
Mr. Nelsen	—	11,938	—	11,548	$1,650,000
Ms. Walker(7)	48,083	10,491	—	10,149	$2,450,000
(1)
The amounts reflect the target grant date dollar value approved by the Compensation Committee. As noted above the table, this dollar value is converted into a number of stock options, restricted shares or performance share awards using an estimate, or approximation of the price of a share of our common stock as of the grant date (unless otherwise noted in this table), a lattice valuation model for stock options and a Monte Carlo simulation for shares under performance share award that have a market condition for vesting. These values differ from those portrayed in the Summary Compensation Table and Grants of Plan-Based Awards Table because there the grant date fair value of each award is measured in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation - Stock Compensation (“ASC Topic 718”), and here, the shares are based on an estimate of the grant date fair value determined under ASC Topic 718 as close to the grant date as possible.

(2)	Ms. Barry received an annual LTI grant in March 2019 and a promotional grant in June 2019.
(3)
Mr. Bilunas received an annual grant in March 2019 and a promotional grant in August 2019. In connection with the CEO transition, he also received a special stock option grant in March 2019 with four-year cliff vesting.

(4)	Mr. Alexander received an annual grant in March 2019. In connection with the CEO transition, he also received a special stock option grant in March 2019 with four-year cliff vesting.
(5)
Mr. Mohan received an annual grant in March 2019 and a promotional grant in June 2019. In connection with the CEO transition, he also received a special one-time grant in June 2019 of time-based restricted shares with two-year cliff vesting.

(6)
Ms. Scarlett received an annual grant in March 2019. To reflect the modified scope of her role and responsibilities and market conditions, she also received a stock option grant in March 2019 with four-year cliff vesting.

(7)
Ms. Walker received an annual grant in March 2019. To reflect the modified scope of her role and responsibilities and market conditions, she also received a stock option grant in March 2019 with four-year cliff vesting.

(8)
The number of time-based restricted shares and performance share awards for Messrs. Bilunas and Alexander’s March 2019 grants were determined using the average price of our common stock during the month of February instead of an estimate, or approximation of the price of a share of our common stock as of the grant date. This method was applied because Messrs. Alexander and Bilunas were not members of Mr. Joly’s direct report team at the time of the annual grant.

Stock Options. Mr. Joly, Ms. Barry, Mr. Mohan and Ms. Scarlett received a stock option grant as part of their fiscal 2020 long-term incentive pay mix. Ms. Scarlett, Ms. Walker and Mr. Alexander received one-time stock option grants in connection with the CEO transition. The non-qualified stock options granted have a term of ten years and become exercisable over either a three-year period at the rate of one-third per year, beginning one year from the grant date or become fully vested after a four-year period, subject to being employed on the vesting date. The exercise price for such options is equal to the closing price of our common stock on the grant date, as quoted on the NYSE. Under the terms of the Amended and Restated 2014 Omnibus Incentive Plan, we may not grant stock options with a strike price

2020 Proxy Statement	58

at a discount to fair market value. Unless otherwise determined by the Compensation Committee, “fair market value” as of a given date is the closing price of our common stock as quoted on the NYSE on such date or, if the shares were not traded on that date, the most recent preceding date when the shares were traded.
Performance-conditioned Time-based Restricted Share Awards. The performance-conditioned time-based restricted shares also vest in equal installments of one-third on the three successive anniversaries of the grant date, provided the performance condition has been met in any fiscal year during the term of the award. The performance condition was added to the time-based restricted shares to further align compensation with shareholder interests. The vesting of these shares is conditioned upon the Company’s achievement of positive Adjusted Net Earnings. Adjusted Net Earnings means net earnings determined in accordance with GAAP, adjusted to eliminate the following: (1) the cumulative effect of changes in GAAP; (2) gains and losses from discontinued operations; (3) extraordinary gains and losses; and (4) other unusual or nonrecurring gains or losses which are separately identified and quantified, including merger-related charges. Achievement of positive Adjusted Net Earnings may occur in any fiscal year during the term of the award for the award to begin to vest. For example, if the performance condition is not achieved until year two, two-thirds of the award will vest following Compensation Committee approval of achievement of the performance condition, with the remaining one-third to vest in the third year of the award.
Time-based Restricted Share Awards. The time-based restricted shares also vest in equal installments of one-third on the three successive anniversaries of the grant date, but the vesting is not dependent on achievement of a performance condition. These awards were granted to individuals (Mr. Bilunas and Mr. Alexander) who were not part of Mr. Joly’s direct report team at the time of the fiscal 2020 annual grant, and were approved by the Compensation Committee in March 2019.
Performance Share Awards. The performance share awards are earned based on two metrics: half on total shareholder return (“TSR”) relative to the S&P 500 Index and the other half on enterprise revenue growth, both over a three-year period. TSR was selected as one of the metrics based on its direct link to shareholder value creation. The S&P 500 was used as a proxy for the broad variety of other investment opportunities available to investors. The relative TSR performance goals were as follows:
	Relative TSR Percentile Ranking	No. of Shares Earned (as % of Target)
Less than Threshold	Less than 30th Percentile	—%
Threshold	30th Percentile	50%
Target	50th Percentile	100%
Maximum	70th Percentile	150%
The number of performance shares earned are interpolated on a linear basis for performance between Threshold and Target and between Target and Maximum.
The other half of the performance share awards are earned based on the compound annual growth rate of enterprise revenue over the three fiscal years ending at the end of fiscal 2022. The Compensation Committee chose this metric to sharpen our focus on profitable growth and to further align our performance metrics with our growth strategy. The Committee believes this metric is an effective measurement of Company performance, particularly when combined with our TSR-based awards. Although the Committee has not specifically assessed the probability of achieving any performance metric, based on the Company’s historical results and its assessment of the Company’s strategy, it believes achieving target performance under this award is reasonably attainable while providing appropriately challenging incentives, and that achieving maximum performance would be difficult. Shares will be earned under this metric as follows:
No. of Shares Earned (as % of Target)
Less than Threshold	—%
Threshold to Target	50% to 100%
Target to Maximum	100% to 150%
Above Maximum	150%
The final number of performance shares earned are interpolated on a linear basis for performance between Threshold and Target and between Target and Maximum.

59	2020 Proxy Statement

Performance Share Payout. For performance share awards that were paid out in fiscal 2020, the Compensation Committee had adopted a performance share plan design, based on relative TSR versus the S&P 500 Index over the 36-month period from March 1, 2016 to February 28, 2019. The shares were eligible to vest (0 to 150%) after the three-year period if the performance criteria was met. Because the Company’s TSR during the performance period exceeded the 70th percentile of all companies in the S&P 500, these shares paid out at the maximum of 150% in fiscal 2020 and are reflected in the Compensation of Executive Officers — Option Exercises and Stock Vested section.
Other Compensation
Health, Retirement and other Benefits. NEOs are eligible to participate in benefit plans generally available to our employees, including health, retirement, stock purchase, severance, paid time off, life insurance and disability plans. We do not have an executive retirement plan that provides extra retirement benefits to the NEOs. NEOs are provided with annual executive physical exams, supplemental long-term disability insurance and tax planning/preparation services consistent with those provided to other executives. A summary of these benefits is provided in the following table:
Benefit	All Full-Time U.S.-Based Employees	Named Executive Officers
Accidental Death & Dismemberment	•	•
Deferred Compensation Plan		•
Employee Discount	•	•
Employee Stock Purchase Plan	•	•
Health Insurance	•	•
— Executive Physical Exam(1)		•
Life Insurance	•	•
Long-Term Disability	•	•
— Executive Long-Term Disability		•
Retirement Savings Plan	•	•
Severance Plan	•	•
Short-Term Disability	•	•
Tax Planning and Preparation		•
(1)	Enhancement to executive physical exam benefits include increased frequency to annually and expanding coverage for spouses and partners.
We provide the executive benefits noted above to compete for executive talent and to promote the health, well-being and financial security of our NEOs. A description of executive benefits, and the costs associated with providing them for the NEOs, are reflected in the “All Other Compensation” column of the Summary Compensation Table as found in the Compensation of Executive Officers section of this proxy statement.
Private Jet Use Policy. We lease an interest in aircraft enrolled in a fractional share program managed by a third-party provider. Use of this aircraft is governed by our Private Jet Use Policy, which was amended by the Audit Committee in June 2019. Under the policy, only the CEO and the Executive Chairman are allowed to request private jet services for business or personal travel; however, the CEO may authorize the President and COO to directly request private jet services for pre-approved uses. When the leased private jet is used for personal travel, the policy requires that all charges associated with the trip invoiced by the third-party provider must be paid by the executive.
Severance Plan. We have a severance plan that complies with the applicable provisions of the Employee Retirement Income Security Act (“ERISA”). The purpose of the severance plan is to provide financial assistance to employees while they seek other employment, in exchange for a release of any claims. Although there are differences in benefits depending on the employee’s job level, the basic elements of the plan are comparable for all eligible employees. The plan generally covers all full-time and part-time U.S. employees of Best Buy Co., Inc. and Best Buy Stores, L.P. and their respective direct and indirect U.S.-domiciled subsidiaries, including the NEOs, except for those subject to a separate severance agreement or specifically excluded.
The plan covers involuntary terminations due to job elimination and discontinuation, office closing, reduction in force, business restructuring and other circumstances as we determine. Eligible terminated employees receive a severance payment based on their role and time with the Company, with basic employee benefits such as medical,

2020 Proxy Statement	60

dental and life insurance continued for an equivalent period. Except as modified or replaced by individual employment agreements, Mses. Scarlett and Walker and Messrs. Alexander, Bilunas, and Mohan are eligible for the following severance benefits: a lump sum payment equal to two years of salary, a payment of $25,000 in lieu of outplacement and other tax and financial planning assistance, and a payment of 150% of the cost of 24 months of basic employee benefits such as medical, dental and life insurance.
See Compensation of Executive Officers - Potential Payments Upon Termination or Change-of-Control for more information regarding potential payments following an involuntary termination and for the severance provisions of Ms. Barry’s and Mr. Joly’s employment agreements, which supersede the provisions of the severance plan. A severance payment consistent with the severance plan’s allocation for their respective roles and time with the company was paid to Mr. Nelsen upon his departure in September 2019, and will be paid to Ms. Walker upon her departure in August 2020. Such payments are described in more detail below under Compensation of Executive Officers - Potential Payments Upon Termination or Change-of-Control.
Executive Stock Ownership Guidelines. The Compensation Committee has established stock ownership guidelines to promote the alignment of officer and shareholder interests and to encourage behaviors that have a positive influence on stock price appreciation and total shareholder return. Under the guidelines, which the Compensation Committee reviewed in fiscal 2020, we expect our NEOs to acquire ownership of a fixed number of shares, based on their positions. The stock ownership expectation generally remains effective for as long as the officer holds the position.
In addition to shares personally owned by each officer, the following forms of stock ownership count toward the ownership target:
•	Equivalent shares owned in the Best Buy Stock Fund within our Retirement Savings Plan;
•	100% of non-vested shares (net of taxes) subject to time-based conditions granted under our LTI program; and
•	50% of the intrinsic value of vested stock options (denominated as a number of shares) granted under our LTI program.
We require that until the ownership target is met, NEOs will retain: (i) 50% of the net proceeds received from the exercise of a stock option in the form of Best Buy common stock; (ii) 50% of vested time-based restricted shares (net of taxes); and (iii) 50% of all performance share awards (net of taxes) issued. The ownership target does not need to be met within a certain time frame, and our NEOs are considered in compliance with the guidelines as long as progress towards the ownership target is being made consistent with the expectations noted above.
In fiscal 2020, all NEOs were in compliance with the ownership guidelines. The ownership targets and ownership levels as of the end of fiscal 2020 for our continuing NEOs are shown below.
Name	Ownership Target (in shares)	Ownership as of Fiscal 2020 Year-End Using Guidelines (in shares)
Ms. Barry	200,000	156,440
Mr. Bilunas	55,000	19,954
Mr. Alexander	35,000	44,303
Mr. Mohan	55,000	122,639
Ms. Scarlett	55,000	30,270
Tax Deductibility of Compensation. Until recently, Section 162(m) of the Internal Revenue Code (“Section 162(m)”) has limited the deductibility of compensation in excess of $1 million paid to the chief executive officer and each of our three most highly compensated executive officers (other than the chief financial officer), unless the compensation qualifies as “performance-based compensation.” The Tax Cuts and Jobs Act of 2017 amended Section 162(m) with respect to fiscal years beginning after December 31, 2017 to remove the performance-based compensation exception and expand the scope of Section 162(m) to apply to our chief financial officer and certain other NEOs, other than in the case of certain arrangements in place as of November 2, 2017, which qualify for transition relief. The Committee has historically attempted to structure its compensation arrangements to achieve deductibility under Section 162(m) of the Internal Revenue Code, unless the benefit of such deductibility was considered by the Committee to be outweighed by the need for flexibility or the attainment of other objectives. As was the case prior to the enactment of the Tax Cuts and Jobs Act, the Compensation Committee will continue to monitor issues concerning

61	2020 Proxy Statement

the deductibility of executive compensation. We do not, however, make compensation decisions based solely on the availability of a deduction under Section 162(m). Accordingly, we expect that at least a portion of the compensation paid to our NEOs in excess of $1 million per officer will be non-deductible.
Clawback and Restrictive Covenant Provisions. All STI and LTI awards granted to our NEOs are subject to our clawback policy. The triggers for potential recoupment of such awards include breach of the restrictive covenants in our long-term incentive award agreements, breach of our Code of Business Ethics, and issuance of a financial restatement as a result of fraud or misconduct. We also include confidentiality, non-compete, non-solicitation and, in select situations, non-disparagement provisions in our long-term incentive award agreements.
Prohibition on Hedging and Pledging Company Securities. We prohibit all employees, including NEOs, and members of the Board from hedging Company securities, including by way of forward contracts, equity swaps, collars, exchange funds or otherwise. In addition, our executive officers and Board members are prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan.
Compensation and Human Resources Committee Report on Executive Compensation
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended February 1, 2020, and in this proxy statement.
COMPENSATION AND HUMAN RESOURCES COMMITTEE
David W. Kenny (Chair)
Lisa M. Caputo
Russell P. Fradin
Kathy J. Higgins Victor
Cindy R. Kent
Compensation and Human Resources Committee Interlocks and Insider Participation
The Compensation Committee is comprised entirely of independent directors. At no time during fiscal 2020 was any member of the Compensation Committee a current or former officer or employee of the Company or any of its subsidiaries. During fiscal 2020, no member of the Compensation Committee had a relationship that must be described pursuant to SEC disclosure rules on related party transactions. In fiscal 2020, none of our executive officers served on the board of directors or compensation committee of another company that had one or more executive officers serving on our Board or Compensation Committee.

2020 Proxy Statement	62

Compensation of Executive Officers
Summary Compensation Table
The table below summarizes the total compensation earned by each of our NEOs during fiscal 2020 and the two preceding fiscal years (if applicable).
Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)(3)	Option Awards(2)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total
Corie Barry Chief Executive Officer	2020	$1,013,462	$—	$6,780,674	$1,695,326	$1,913,334	$37,867	$11,440,663
	2019	834,615	—	2,997,563	—	2,078,750	8,752	5,919,680
	2018	764,423	—	2,008,397	—	2,057,625	8,203	4,838,648
Hubert Joly Executive Chairman and Chief Executive Officer (Former)	2020	866,346	—	9,415,809	2,348,978	1,437,334	170,957	14,239,424
	2019	1,275,000	—	9,391,513	2,267,826	4,240,650	207,497	17,382,486
	2018	1,286,058	—	8,644,644	2,198,462	4,602,983	81,558	16,813,704
Matt Bilunas Chief Financial Officer	2020	629,808	—	1,416,581	1,000,620	798,000	35,777	3,880,786
Whit Alexander Chief Transformation, Innovation and Membership Officer	2020	570,000	—	855,588	1,000,620	511,933	16,414	2,954,555
Mike Mohan President and Chief Operating Officer	2020	965,385	—	7,321,240	1,205,776	1,698,666	25,268	11,216,335
	2019	892,308	—	3,547,097	—	2,224,262	30,098	6,693,765
	2018	866,346	—	3,012,512	—	2,331,975	22,907	6,233,740
Kamy Scarlett Chief Human Resources Officer	2020	800,000	500,000(6)	1,000,553	2,248,690	1,344,000	123,146	6,016,389
	2019	684,615	—	899,283	1,009,116	1,444,451	165,029	4,202,494
Keith Nelsen(7) General Counsel and Secretary (Former)	2020	432,692	—	1,650,734	—	—	1,587,206	3,670,632
	2019	740,769	—	1,651,340	—	1,230,620	34,602	3,657,331
	2018	697,885	—	1,656,905	—	1,249,817	22,507	3,627,114
Trish Walker(8) President, Services and Home Channel	2020	750,000	—	1,450,700	998,684	840,000	206,650	4,246,034
(1)
These amounts reflect actual earnings based on a blend of prior annual base salary rates and the go-forward base salary rates approved by the Compensation Committee during its annual review in March of each year, as well as any off-cycle increases approved by the Compensation Committee during the year. Further, these amounts are before any deferrals under the Deferred Compensation Plan. We do not provide guaranteed, above-market or preferential earnings on compensation deferred under the Deferred Compensation Plan. The investment options available for notional investment of deferred compensation are similar to those available under the Retirement Savings Plan and can be found, along with additional information about deferred amounts, in the Nonqualified Deferred Compensation section.

(2)
These amounts reflect the aggregate grant date fair value for stock-based awards granted to our NEOs for all fiscal years reflected; however, fiscal 2020 amounts are explained in greater detail under the heading Grants of Plan-Based Awards and in footnote 3 below. The grant date fair value reflected for any award subject to performance conditions is the value at the grant date of the probable outcome of the award. The grant date fair value of an award is measured in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation - Stock Compensation (“ASC Topic 718”). As permitted by ASC Topic 718, we account for any forfeitures as they occur rather than estimating future service-based forfeitures, and, accordingly, the grant date fair values reported do not assume any estimated forfeitures. The other assumptions used in calculating these amounts are set forth in Note 7, Shareholders’ Equity, of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended February 1, 2020.

(3)
The fiscal 2020 amounts reflected in this column include the probable grant date fair value of: (a) one or more restricted share awards that vest on a time-based schedule subject to achievement of positive adjusted net earnings in any fiscal year during the three-year term of the award (described in greater detail in the Grants of Plan-Based Awards section), and (b) one or more performance share awards that will be

63	2020 Proxy Statement

earned depending on the performance of our stock’s total shareholder return, relative to the S&P 500 Index, over a three-year period or depending on the compound annual growth rate of our enterprise revenue over a three-year period (also described in greater detail in the Grants of Plan-Based Awards section). The maximum value of the performance share awards for each NEO as of the grant date, assuming the highest level of performance, is noted in the following table:
Name	Target Performance Grant (in Shares)	Probable Grant Date Fair Value of Performance Grant (as reflected in Stock Awards Column)	Maximum Performance Grant (in Shares)	Maximum Grant Date Fair Value of Performance Grant
Ms. Barry	63,314	$4,238,134	94,971	$6,357,201
Mr. Joly	80,608	5,890,809	120,912	8,836,213
Mr. Bilunas	8,602	584,845	12,903	877,268
Mr. Alexander	3,991	285,362	5,987	428,042
Mr. Mohan	43,974	3,013,601	65,961	4,520,401
Ms. Scarlett	8,748	625,493	13,122	938,239
Mr. Nelsen	11,548	825,698	17,322	1,238,548
Ms. Walker	10,149	725,667	15,244	1,088,501
*	Multiple performance share awards for each NEO have been aggregated in the table above. For additional detail, see the Grants of Plan-Based Awards section.
(4)
These amounts reflect STI payments made for all fiscal years shown, except for Ms. Scarlett’s fiscal 2019 amount which includes her fiscal 2019 STI payment as well as her Canadian special award payment, which was originally granted in fiscal 2016 and paid out based on Canadian performance in fiscal 2019. The fiscal 2020 STI plan is described in the section Compensation Discussion and Analysis – Executive Compensation Elements – Short-Term Incentive.

(5)	The fiscal 2020 amounts reflected in this column include All Other Compensation as described in the following table:
Name	Retirement Plan Contribution(a)	Life Insurance Premiums(b)	Other	Total
Ms. Barry	$8,615	$492	$28,760(c)	$37,867
Mr. Joly	9,277	492	161,188(d)	170,957
Mr. Bilunas	12,200	492	23,085(e)	35,777
Mr. Alexander	11,600	492	4,322(f)	16,414
Mr. Mohan	11,508	492	13,268(g)	25,268
Ms. Scarlett	11,354	492	111,300(h)	123,146
Mr. Nelsen	8,077	328	1,578,801(i)	1,587,206
Ms. Walker	11,200	492	194,958(j)	206,650
(a)	These amounts reflect our matching contributions to the NEOs’ Retirement Savings Plan accounts.
(b)	These amounts reflect premiums paid by us for group term life insurance coverage.
(c)
The amount reflects premiums paid by us for supplemental executive long-term disability insurance ($8,124), company-paid costs associated with the executive physical benefit ($10,235), company-paid tax preparation and planning services ($2,000), company-paid legal fees associated with the negotiation of Ms. Barry’s employment agreement ($1,600) and the incremental cost of Ms. Barry’s use of the Company’s leased private jet for travel to outside board meetings ($6,801). The Company considers travel to outside board meetings to be business-related as part of Ms. Barry’s professional development, as determined by our Board, and therefore, Ms. Barry is not required to reimburse the Company for those flights. Nevertheless, the Company has reported the aggregate incremental cost to the Company of those flights above, based on the actual invoiced amount from the Company’s third-party provider for the variable costs incurred on each trip, such as occupied hourly fees, as well as other direct operating costs to the Company, including fuel costs, any applicable ferry fees, crew fees and travel expenses for international flights, and passenger ground transportation handling fees. The aggregate incremental cost does not include certain fixed costs that do not change based on usage, such as monthly lease and management fees that are billed regardless of usage and the aircraft lease deposit. In addition, family members and invited guests of Ms. Barry occasionally ride along as additional passengers on business flights, and Ms. Barry reimbursed the Company for the cost of such ride-alongs at the greater of the incremental cost, if any, to accommodate the personal passengers on the flight and the imputed income amount determined using the IRS Standard Industry Fare Level (“SIFL”) rate.

(d)
The amount reflects premiums paid by us for supplemental executive long-term disability insurance ($12,815), company-paid costs associated with the executive physical benefit ($29,753), company-paid legal fees associated with the negotiation of Mr. Joly’s employment agreement ($25,000) and the incremental cost of Mr. Joly’s use of the Company’s leased private jet for travel to outside board meetings ($93,620). The Company considers travel to outside board meetings to be business-related as part of Mr. Joly’s professional development, as determined by our Board, and therefore, Mr. Joly is not required to reimburse the Company for those flights. Nevertheless, the Company has reported the aggregate incremental cost to the Company of those flights above, based on the actual invoiced amount from the Company’s third-party provider for the variable costs incurred on each trip, such as occupied hourly fees, as well as other direct operating costs to the Company, including fuel costs, any applicable ferry fees, crew fees and travel expenses for international flights, and passenger ground transportation handling fees, offset by any amounts reimbursed to Mr. Joly by the company for which he attended board meetings. The aggregate incremental cost does not include certain fixed costs that do not change based on usage, such as monthly lease and management fees that are billed regardless of usage and the aircraft lease

2020 Proxy Statement	64

deposit. Mr. Joly is also permitted to use the Company’s leased private jet for personal travel, and he has paid the invoiced charges for those flights. In addition, family members and invited guests of Mr. Joly occasionally ride along as additional passengers on business flights, and Mr. Joly reimbursed the Company for the cost of such ride-alongs at the greater of the incremental cost, if any, to accommodate the personal passengers on the flight and the imputed income amount determined using the IRS SIFL rate.
(e)	The amount reflects premiums paid by us for supplemental executive long-term disability insurance ($6,709) and company-paid costs associated with the executive physical benefit ($16,376).
(f)	The amount reflects premiums paid by us for supplemental executive long-term disability insurance ($672) and company-paid tax preparation and planning services ($3,650).
(g)	The amount reflects premiums paid by us for supplemental executive long-term disability insurance ($11,288) and company-paid tax preparation and planning services ($1,980).
(h)
The amount reflects premiums paid by us for supplemental executive long-term disability insurance ($14,417) and benefits provided as part of Ms. Scarlett’s relocation from Canada to the United States, including company-paid tax preparation and planning services ($25,734), tax gross-ups on the tax preparation and planning services ($22,364), tax equalization payments made on Ms. Scarlett’s behalf to cover incremental taxes ($21,981), tax gross-ups on the tax equalization payments ($21,289) and a prior-year gross-up shortfall payment related to previously grossed up tax services ($5,515).

(i)
The amount reflects premiums paid by us for supplemental executive long-term disability insurance ($6,294), company-paid tax preparation and planning services ($2,000) and Mr. Nelsen’s lump sum severance payment ($1,570,507).

(j)
The amount reflects premiums paid by us for supplemental executive long-term disability insurance ($13,542), company-paid costs associated with the executive physical benefit ($6,416) and a transportation stipend related to interstate commuting costs ($175,000).

(6)
During fiscal 2020, the Compensation Committee approved a cash bonus for Ms. Scarlett in recognition of her stewardship over the CEO transition while also maintaining the integrity and effectiveness of the senior leadership team.

(7)
In April 2019, Mr. Nelsen stepped down from his role as General Counsel and Secretary and assumed an advisory role in support of his successor through September 1, 2019, when his employment terminated.

(8)
Ms. Walker’s status as an executive officer changed in March 2019 as a result of the leadership transitions and resulting changes in reporting lines. Disclosure of Ms. Walker’s compensation is included in this section because she served as an executive officer for a portion of fiscal 2020 and would have otherwise been included in this table had she been serving as an executive officer at year-end.

65	2020 Proxy Statement

Grants of Plan-Based Awards
The table below summarizes the grants made to each of our NEOs during fiscal 2020 under the 2014 Omnibus Incentive Plan and the Short-Term Incentive Plan:
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Ms. Barry	—	$384,375	$1,708,334	$3,416,667	—	—	—	—	—	$—	$—
	3/20/2019(3)	—	—	—	—	—	—	—	31,343	69.11	600,845
	3/20/2019(4)	—	—	—	—	13,023	13,023	—	—	—	900,020
	3/20/2019(5)	—	—	—	5,072	10,143	15,215	—	—	—	751,191
	3/20/2019(6)	—	—	—	5,427	10,853	16,280	—	—	—	750,051
	6/11/2019(3)	—	—	—	—	—	—	—	62,829	65.52	1,094,481
	6/11/2019(4)	—	—	—	—	25,069	25,069	—	—	—	1,642,521
	6/11/2019(5)	—	—	—	10,714	21,427	32,141	—	—	—	1,368,114
	6/11/2019(6)	—	—	—	10,446	20,891	31,337	—	—	—	1,368,778
Mr. Joly(7)	—	288,750	1,283,334	2,566,667	—	—	—	—	—	—	—
	3/26/2019(3)	—	—	—	—	—	—	—	120,337	70.50	2,348,978
	3/26/2019(8)	—	—	—	—	50,000	50,000	—	—	—	3,525,000
	3/26/2019(5)	—	—	—	19,471	38,941	58,412	—	—	—	2,953,285
	3/26/2019(6)	—	—	—	20,834	41,667	62,501	—	—	—	2,937,524
Mr. Bilunas	—	160,313	712,500	1,425,000	—	—	—	—	—	—	—
	3/20/2019(9)	—	—	—	—	—	—	—	49,050	69.11	1,000,620
	3/20/2019(10)	—	—	—	—	—	—	7,151	—	—	494,206
	3/20/2019(5)	—	—	—	836	1,671	2,507	—	—	—	123,754
	3/20/2019(6)	—	—	—	894	1,788	2,682	—	—	—	123,569
	8/20/2019(4)	—	—	—	—	5,111	5,111	—	—	—	337,530
	8/20/2019(5)	—	—	—	1,294	2,587	3,881	—	—	—	168,724
	8/20/2019(6)	—	—	—	1,278	2,556	3,834	—	—	—	168,798
Mr. Alexander	—	102,844	457,083	914,167	—	—	—	—	—	—	—
	3/20/2019(9)	—	—	—	—	—	—	—	49,050	69.11	1,000,620
	3/20/2019(10)	—	—	—	—	—	—	8,251	—	—	570,227
	3/20/2019(5)	—	—	—	964	1,928	2,892	—	—	—	142,788
	3/20/2019(6)	—	—	—	1,032	2,063	3,095	—	—	—	142,574
Mr. Mohan	—	341,250	1,516,667	3,033,334	—	—	—	—	—	—	—
	3/20/2019(3)	—	—	—	—	—	—	—	37,089	69.11	710,996
	3/20/2019(4)	—	—	—	—	15,411	15,411	—	—	—	1,065,054
	3/20/2019(5)	—	—	—	6,001	12,002	18,003	—	—	—	888,868
	3/20/2019(6)	—	—	—	6,421	12,842	19,263	—	—	—	887,511
	6/11/2019(3)	—	—	—	—	—	—	—	28,403	65.52	494,780
	6/11/2019(4)	—	—	—	—	11,333	11,333	—	—	—	742,538
	6/11/2019(5)	—	—	—	4,843	9,686	14,529	—	—	—	618,451
	6/11/2019(6)	—	—	—	4,722	9,444	14,166	—	—	—	618,771
	6/11/2019(11)	—	—	—	—	—	—	38,157	—	—	2,500,047
Ms. Scarlett	—	270,000	1,200,000	2,400,001	—	—	—	—	—	—	—
	3/20/2019(3)	—	—	—	—	—	—	—	13,060	69.11	250,360
	3/20/2019(4)	—	—	—	—	5,427	5,427	—	—	—	375,060
	3/20/2019(5)	—	—	—	2,113	4,226	6,339	—	—	—	312,978
	3/20/2019(6)	—	—	—	2,261	4,522	6,783	—	—	—	312,515
	3/26/2019(9)	—	—	—	—	—	—	—	96,166	70.50	1,998,329

2020 Proxy Statement	66

Mr. Nelsen(12)	—	168,750	750,000	1,500,000	—	—	—	—	—	—	—
	3/20/2019(4)	—	—	—	—	11,938	11,938	—	—	—	825,035
	3/20/2019(5)	—	—	—	2,790	5,579	8,369	—	—	—	413,181
	3/20/2019(6)	—	—	—	2,985	5,969	8,954	—	—	—	412,518
Ms. Walker	—	168,750	750,000	1,500,000	—	—	—	—	—	—	—
	3/20/2019(4)	—	—	—	—	10,491	10,491	—	—	—	725,033
	3/20/2019(5)	—	—	—	2,452	4,903	7,355	—	—	—	363,166
	3/20/2019(6)	—	—	—	2,623	5,246	7,869	—	—	—	362,551
	3/27/2019(9)	—	—	—	—	—	—	—	48,083	70.50	998,684
(1)
These amounts reflect the potential threshold, target and maximum payout for each NEO under our fiscal 2020 STI, which is described in greater detail under the heading Compensation Discussion and Analysis – Executive Compensation Elements – Short-Term Incentive. The actual payout to each NEO for fiscal 2020 is provided in the following sections: Compensation Discussion and Analysis – Executive Compensation Elements – Short-Term Incentive and the Summary Compensation Table.

(2)
These amounts reflect the aggregate grant date fair value, measured in accordance with ASC Topic 718. As permitted by ASC Topic 718, we account for any forfeitures as they occur rather than estimating future service-based forfeitures, and, accordingly, the grant date fair values reported do not assume any estimated forfeitures. The other assumptions used in calculating these amounts are set forth in Note 7, Shareholders’ Equity, of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended February 1, 2020. The value reflected for any performance-conditioned award is the value at the grant date based upon the probable outcome of the award – see footnote (3) to the Summary Compensation Table.

(3)
The amounts reflect nonqualified stock options, as discussed under the heading Compensation Discussion and Analysis – Executive Compensation Elements – Long-Term Incentive, that have a term of ten years and become exercisable in three equal installments of one-third on each of the first three anniversaries of the grant date, provided the NEO has been continually employed with us through those dates. The option exercise price is equal to the closing price of our common stock on the grant date, as quoted on the NYSE.

(4)
The amounts reflect performance-conditioned time-based restricted shares, as discussed under the heading Compensation Discussion and Analysis – Executive Compensation Elements – Long-Term Incentive, which will vest in three equal installments of one-third on each of the first three anniversaries of the grant date, provided the NEO has been continually employed with us through those dates and provided that we have achieved positive “adjusted net earnings” as of the end of any fiscal year during the three-year term of the award. The NEO is also entitled to an accrual of dividend equivalents, equal to the cash amount that would have been payable on the number of restricted shares held by them as of the close of business on the record date for each declared divided, which shall be credited to them as the equivalent amount of shares that could have been purchased as of the close of business on the dividend payment date. The accrued dividend equivalents will be payable when the restricted shares on which such dividend equivalents were credited have become earned, vested and payable.

(5)
The amounts reflect performance share awards, as discussed under the heading Compensation Discussion and Analysis – Executive Compensation Elements – Long-Term Incentive, that, if earned, will vest at or between the threshold (50% of target) and maximum (150% of target) levels depending on the performance of our stock’s total shareholder return, relative to the S&P 500 Index, over the 36-month period commencing on February 3, 2019, and ending on January 29, 2022. The NEO is also entitled to an accrual of dividend equivalents, equal to the cash amount that would have been payable on the number of performance shares held by them as of the close of business on the record date for each declared divided, which shall be credited to them as the equivalent amount of shares that could have been purchased as of the close of business on the dividend payment date. The accrued dividend equivalents will be payable when the performance shares on which such dividend equivalents were credited have become earned, vested and payable.

(6)
The amounts reflect performance share awards, as discussed under the heading Compensation Discussion and Analysis – Executive Compensation Elements – Long-Term Incentive, that, if earned, will vest at or between the threshold (50% of target) and maximum (150% of target) levels depending on the compound annual growth rate of our enterprise revenue, over the 36-month period commencing on February 3, 2019, and ending on January 29, 2022. The NEO is also entitled to an accrual of dividend equivalents, equal to the cash amount that would have been payable on the number of performance shares held by them as of the close of business on the record date for each declared divided, which shall be credited to them as the equivalent amount of shares that could have been purchased as of the close of business on the dividend payment date. The accrued dividend equivalents will be payable when the performance shares on which such dividend equivalents were credited have become earned, vested and payable.

(7)
Mr. Joly met the age and service conditions for qualified retirement, as defined in our award agreements, in August 2019. The effect of qualified retirement on all of our outstanding equity awards is discussed in the Potential Payments Upon Termination or Change-of-Control section.

(8)
The amounts reflect performance-conditioned time-based restricted stock units, as discussed under the heading Compensation Discussion and Analysis – Executive Compensation Elements – Long-Term Incentive, which will vest in three equal installments of one-third on each of the first three anniversaries of the grant date, provided the NEO has been continually employed with us through those dates and provided that we have achieved positive “adjusted net earnings” as of the end of any fiscal year during the three-year term of the award. The NEO is also entitled to an accrual of dividend equivalents, equal to the cash amount that would have been payable on the number of restricted stock units held by them as of the close of business on the record date for each declared divided, which shall be credited to them as the equivalent amount of shares that could have been purchased as of the close of business on the dividend payment date. The accrued dividend equivalents will be payable when the restricted stock units on which such dividend equivalents were credited have become earned, vested and payable.

(9)
The amounts reflect nonqualified stock options, as discussed under the heading Compensation Discussion and Analysis – Executive Compensation Elements – Long-Term Incentive, that have a term of ten years and become exercisable on the fourth anniversary of the grant date, provided the NEO has been continually employed with us through that date. The option exercise price is equal to the closing price of our common stock on the grant date, as quoted on the NYSE.

(10)
The amounts reflect time-based restricted shares, as discussed under the heading Compensation Discussion and Analysis – Executive Compensation Elements – Long-Term Incentive, which will vest in three equal installments of one-third on each of the first three anniversaries of the grant date, provided the NEO has been continually employed with us through those dates. The NEO is also entitled to an accrual of dividend equivalents, equal to the cash amount that would have been payable on the number of restricted shares held by them as of the close of business on the record date for each declared divided, which shall be credited to them as the equivalent amount of shares that could have been purchased as of the close of business on the dividend payment date. The accrued dividend equivalents will be payable when the restricted shares on which such dividend equivalents were credited have become earned, vested and payable.

67	2020 Proxy Statement

(11)
The amount reflects time-based restricted shares, as discussed under the heading Compensation Discussion and Analysis – Executive Compensation Elements – Long-Term Incentive, which will vest in full on the second anniversary of the grant date, provided the NEO has been continually employed with us through that date. The NEO is also entitled to an accrual of dividend equivalents, equal to the cash amount that would have been payable on the number of restricted shares held by them as of the close of business on the record date for each declared divided, which shall be credited to them as the equivalent amount of shares that could have been purchased as of the close of business on the dividend payment date. The accrued dividend equivalents will be payable when the restricted shares on which such dividend equivalents were credited have become earned, vested and payable.

(12)
Mr. Nelsen’s fiscal 2020 STI and performance-conditioned time-based restricted shares were forfeited upon his termination on September 1, 2019. His outstanding performance share awards are eligible for prorated payouts as detailed in the Potential Payments Upon Termination or Change-of-Control section.

2020 Proxy Statement	68

Outstanding Equity Awards at Fiscal Year-End
The following table provides a summary of the NEO’s equity-based awards outstanding as of the end of fiscal 2020:
		Option Awards				Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Ms. Barry	6/11/2019		62,829(3)	$65.52	6/10/2029	25,578(4)	$2,166,201	32,576(5)	$2,758,819
	6/11/2019							31,761(6)	2,689,797
	3/20/2019		31,343(3)	69.11	3/19/2029	13,378(4)	1,132,983	15,493(5)	1,312,060
	3/20/2019							16,575(6)	1,403,694
	3/12/2018					14,647(4)	1,132,983	15,722(7)	1,331,539
	3/12/2018							16,194(8)	1,371,470
	3/13/2017					7,890(4)	668,204	18,099(9)	1,532,804
	3/13/2017							18,297(10)	1,549,573
	10/1/2015	33,253		37.16	9/30/2025
	3/12/2015	12,293		40.85	3/11/2025
	8/18/2014	14,730		29.91	8/17/2024
	6/19/2013	3,246		27.66	6/18/2023
	4/16/2013	3,243		23.66	4/15/2023
	1/12/2011	2,125		35.67	1/11/2021
	9/20/2010	2,125		38.32	9/19/2020
	6/23/2010	463		36.63	6/22/2020
	4/7/2010	523		44.20	4/6/2020
Mr. Joly(11)	3/26/2019		120,337(3)	70.50	3/25/2029	49,815(4)	4,218,832	59,201(5)	5,013,690
	3/26/2019							63,346(6)	5,364,730
	3/13/2018	34,660	69,321(3)	71.52	3/12/2028	33,864(4)	2,867,942	62,026(7)	5,252,940
	3/13/2018							63,887(8)	5,410,548
	3/13/2017	117,064	58,532(3)	44.85	3/12/2027	24,846(4)	2,104,208	97,277(9)	8,238,347
	3/13/2017							98,342(10)	8,328,542
	3/12/2015	158,445		40.85	3/11/2025
Mr. Bilunas	8/20/2019					5,180(4)	438,694	3,916(5)	331,604
	8/20/2019							3,869(6)	327,666
	3/20/2019		49,050(12)	69.11	3/19/2029	7,347(13)	622,217	2,554(5)	216,256
	3/20/2019							2,733(6)	231,458
	3/12/2018					3,288(13)	278,461	1,767(7)	149,647
	3/12/2018							1,822(8)	154,305
	3/13/2017					2,674(13)	226,461	3,379(9)	286,210
	3/12/2015	1,620		40.85	3/11/2025
Mr. Alexander	3/20/2019		49,050(12)	69.11	3/19/2029	8,476(13)	717,832	2,946(5)	249,497
	3/20/2019							3,152(6)	266,901
	9/17/2018					337(13)	28,541
	3/12/2018					3,945(13)	334,102	2,119(7)	179,458
	3/12/2018							2,183(8)	184,836
	3/23/2017					5,919(13)	501,280
	3/13/2017					2,631(13)	222,819	6,034(9)	511,062
Mr. Mohan	6/11/2019		28,403(3)	65.52	6/10/2029	11,564(4)	979,355	14,727(5)	1,247,230
	6/11/2019					38,930(14)	3,296,982	14,359(6)	1,216,064
	3/20/2019		37,089(3)	69.11	3/19/2029	15,831(4)	1,340,727	18,331(5)	1,552,452
	3/20/2019							19,613(6)	1,661,025
	3/12/2018					17,336(4)	1,468,186	18,607(7)	1,575,827
	3/12/2018							19,162(8)	1,622,830
	3/13/2017					11,835(4)	1,002,306	27,147(9)	2,299,079
	3/13/2017							27,444(10)	2,324,232
Ms. Scarlett	3/26/2019		96,166(12)	70.50	3/25/2029
	3/20/2019		13,060(3)	69.11	3/19/2029	5,577(4)	472,316	6,456(5)	546,759
	3/20/2019							6,908(6)	585,039
	1/24/2019		57,109(12)	57.60	1/23/2029
	3/12/2018					4,394(4)	372,128	4,720(7)	399,737
	3/12/2018							4,862(8)	411,720
	6/1/2017					2,740(4)	232,051	6,288(9)	532,531
	6/1/2017							6,357(10)	538,374
	3/13/2017					2,273(13)	192,500	5,214(9)	441,574

69	2020 Proxy Statement

		Option Awards				Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Mr. Nelsen	3/20/2019							8,463(5)	716,689
	3/20/2019							9,053(6)	766,656
	3/12/2018							8,616(7)	729,647
	3/12/2018							8,873(8)	751,454
	3/13/2017							14,931(9)	1,264,506
	3/13/2017							15,095(10)	1,278,353
Ms. Walker	3/27/2019		48,083(12)	70.50	3/26/2029
	3/20/2019					10,777(4)	912,704	7,490(5)	634,286
	3/20/2019							8,013(6)	678,621
	3/12/2018					7,081(4)	599,690	7,603(7)	643,856
	3/12/2018							7,830(8)	663,123
	3/13/2017					4,931(4)	417,606	11,312(9)	957,971
	3/13/2017							11,436(10)	968,515
(1)	For a better understanding of the equity-based awards included in this table, we have provided the grant date of each award.
(2)	These amounts were determined based on the closing price of Best Buy common stock on the NYSE of $84.69 on January 31, 2020, the last trading day in fiscal 2020.
(3)
The amount reflects nonqualified stock options that become exercisable over a three-year period at the rate of one-third per year, beginning one year from the grant date, provided the NEO has been continually employed with us through those dates.

(4)
The amount reflects performance-conditioned time-based restricted shares or stock units, including restricted shares or stock units remaining from the original grant and any restricted shares or restricted stock units accrued as dividend equivalents, if applicable (as indicated in the table below), that vest over a three-year period at the rate of one-third per year, beginning one year from the grant date, provided the NEO has been continually employed with us through those dates and provided that we have achieved positive “adjusted net earnings” as of the end of any fiscal year during the three-year term of the award (the “Performance Condition”). For these awards, the Performance Condition was achieved as of the end of the fiscal year noted in the table below.

Name	Grant Date	Fiscal year in which the Performance Condition was achieved	Unvested Restricted Shares or Restricted Stock Units	Accrued Dividend Equivalent Shares or Units
Ms. Barry	6/11/2019	2020	25,069	509
	3/20/2019	2020	13,023	355
	3/12/2018	2019	13,879	768
	3/13/2017	2018	7,890	n/a
Mr. Joly	3/26/2019	2020	48,808*	1,007
	3/13/2018	2019	32,048*	1,816
	3/13/2017	2018	24,846*	n/a
Mr. Bilunas	8/20/2019	2020	5,111	69
Mr. Mohan	6/11/2019	2020	11,333	231
	3/20/2019	2020	15,411	420
	3/12/2018	2019	16,424	912
	3/13/2017	2018	11,835	n/a
Ms. Walker	3/20/2019	2020	10,491	286
	3/12/2018	2019	6,708	373
	3/13/2017	2018	4,931	n/a
*	Number of unvested units for Mr. Joly is reflective of shares decremented to cover FICA taxes in December, 2019.

2020 Proxy Statement	70

(5)
The amount reflects an outstanding performance share award assuming a maximum payout (150% of the target grant) plus accrued dividend equivalents (as indicated in the table below) as of fiscal year-end. The number of shares ultimately earned will be based on the performance of our stock’s total shareholder return, relative to the S&P 500 Index, over the 36-month period commencing on February 3, 2019, and ending on January 29, 2022. As of the end of fiscal 2020, performance was at the maximum payout level for these shares. Dividend equivalent shares accrue assuming a target payout and are adjusted and issued at the end of the performance period based on actual performance.

Name	Grant Date	Outstanding Performance Share Awards – Assuming Maximum Payout	Accrued Dividend Equivalent Shares
Ms. Barry	6/11/2019	32,141	435
	3/20/2019	15,215	278
Mr. Joly	3/26/2019	58,412	789
Mr. Bilunas	8/20/2019	3,881	35
	3/20/2019	2,507	47
Mr. Alexander	3/20/2019	2,892	54
Mr. Mohan	6/11/2019	14,529	198
	3/20/2019	18,003	328
Ms. Scarlett	3/20/2019	6,339	117
Mr. Nelsen	3/20/2019	8,369	94
Ms. Walker	3/20/2019	7,355	135
(6)
The amount reflects an outstanding performance share award assuming a maximum payout (150% of the target grant) plus accrued dividend equivalents (as indicated in the table below) as of fiscal year-end. The number of shares ultimately earned will be based on the compound annual growth rate of our enterprise revenue, over the 36-month period commencing on February 3, 2019, and ending on January 29, 2022. As of the end of fiscal 2020, performance was between the target and maximum payout level for these shares. Dividend equivalent shares accrue assuming a target payout and are adjusted and issued at the end of the performance period based on actual performance.

Name	Grant Date	Outstanding Performance Share Awards – Assuming Maximum Payout	Accrued Dividend Equivalent Shares
Ms. Barry	6/11/2019	31,761	424
	3/20/2019	16,574	295
Mr. Joly	3/26/2019	62,501	845
Mr. Bilunas	8/20/2019	3,834	35
	3/20/2019	2,682	51
Mr. Alexander	3/20/2019	3,095	57
Mr. Mohan	6/11/2019	14,166	193
	3/20/2019	19,263	350
Ms. Scarlett	3/20/2019	6,783	125
Mr. Nelsen	3/20/2019	8,954	99
Ms. Walker	3/20/2019	7,869	144
(7)
The amount reflects an outstanding performance share award assuming a maximum payout (150% of the target grant) plus accrued dividend equivalents (as indicated in the table below) as of fiscal year-end. The number of shares ultimately earned will be based on the performance of our stock’s total shareholder return, relative to the S&P 500 Index, over the 36-month period commencing on February 4, 2018, and ending on January 30, 2021. As of the end of fiscal 2020, performance was between the threshold and maximum payout level for these shares. Dividend equivalent shares accrue assuming a target payout and are adjusted and issued at the end of the performance period based on actual performance.

Name	Grant Date	Outstanding Performance Share Awards – Assuming Maximum Payout	Accrued Dividend Equivalent Shares
Ms. Barry	3/12/2018	15,161	562
Mr. Joly	3/13/2018	59,816	2,210
Mr. Bilunas	3/12/2018	1,701	66
Mr. Alexander	3/12/2018	2,040	79
Mr. Mohan	3/12/2018	17,940	667
Ms. Scarlett	3/12/2018	4,548	172
Mr. Nelsen	3/12/2018	8,339	277
Ms. Walker	3/12/2018	7,328	275

71	2020 Proxy Statement

(8)
The amount reflects an outstanding performance share award assuming a maximum payout (150% of the target grant) plus accrued dividend equivalents (as indicated in the table below) as of fiscal year-end. The number of shares ultimately earned will be based on the compound annual growth rate of our enterprise revenue, over the 36-month period commencing on February 4, 2018, and ending on January 30, 2021. As of the end of fiscal 2020, performance was at the maximum payout level for these shares. Dividend equivalent shares accrue assuming a target payout and are adjusted and issued at the end of the performance period based on actual performance.

Name	Grant Date	Outstanding Performance Share Awards – Assuming Maximum Payout	Accrued Dividend Equivalent Shares
Ms. Barry	3/12/2018	15,615	579
Mr. Joly	3/13/2018	61,610	2,277
Mr. Bilunas	3/12/2018	1,752	70
Mr. Alexander	3/12/2018	2,102	81
Mr. Mohan	3/12/2018	18,477	685
Ms. Scarlett	3/12/2018	4,685	177
Mr. Nelsen	3/12/2018	8,589	284
Ms. Walker	3/12/2018	7,548	282
(9)
The amount reflects an outstanding performance share award assuming a maximum payout (150% of the target grant). The number of shares ultimately earned will be based on the performance of our stock’s total shareholder return, relative to the S&P 500 Index, over the 36-month period commencing on January 29, 2017, and ending on February 1, 2020. As of the end of fiscal 2020, performance was at the maximum payout level for these shares.

(10)
The amount reflects an outstanding performance share award assuming a maximum payout (150% of the target grant). The number of shares ultimately earned will be based on the compound annual growth rate of our enterprise revenue, over the 36-month period commencing on January 29, 2017, and ending on February 1, 2020. As of the end of fiscal 2020, performance was at the maximum payout level for these shares.

(11)
Mr. Joly met the age and service conditions for qualified retirement, as defined in our award agreements, in August 2019. The effect of qualified retirement on all of our outstanding equity awards is discussed in the Potential Payments Upon Termination or Change-of-Control section.

(12)	The amount represents nonqualified stock options that will become exercisable on the fourth anniversary of the grant date, provided the NEO has been continually employed with us through that date.
(13)
The amount reflects time-based restricted shares, including restricted shares remaining from the original grant and any restricted shares accrued as dividend equivalents, if applicable (as indicated in the table below), that vest over a three-year period at the rate of one-third per year, beginning one year from the grant date, provided the NEO has been continually employed with us through those dates.

Name	Grant Date	Outstanding Performance Share Awards – Assuming Maximum Payout	Accrued Dividend Equivalent Shares
Mr. Bilunas	3/20/2019	7,151	196
	3/12/2018	3,113	175
	3/13/2017	2,674	n/a
Mr. Alexander	3/20/2019	8,215	225
	9/17/2018	319	18
	3/12/2018	3,736	209
	3/23/2017	17,756	n/a
	3/13/2017	7,892	n/a
Ms. Scarlett	3/13/2017	2,273	n/a
(14)
The amount reflects time-based restricted shares, including 38,157 restricted shares remaining from the original grant and 773 restricted shares accrued as dividend equivalents, that vest in full two years from the grant date, provided Mr. Mohan has been continually employed with us through that date.

2020 Proxy Statement	72

Option Exercises and Stock Vested
The table below provides a summary of the value realized in connection with stock option awards exercised and stock awards vested for our NEOs during fiscal 2020.
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Ms. Barry	1,046(3)	$43,074	65,805(4)	$4,506,025
Mr. Joly	1,008,706(5)	41,163,735	310,424(6)	21,234,037
Mr. Bilunas	315(7)	8,754	11,209(8)	768,012
Mr. Alexander	—	—	19,304(9)	1,324,529
Mr. Mohan	—	—	108,507(10)	7,412,183
Ms. Scarlett	4,098(11)	100,142	17,857(12)	1,209,203
Mr. Nelsen	—	—	58,314(13)	3,992,199
Ms. Walker	—	—	43,612(14)	3,011,015
(1)	Value based on market value of Best Buy common stock at the time of exercise, minus the exercise cost.
(2)	Value based on the closing market price of Best Buy common stock on the vesting date.
(3)	The amount represents stock options that auto-exercised on their expiration date during fiscal 2020:
(a)	on September 17, 2019, 523 stock options having a strike price of $37.59 auto-exercised when the market price of a share of Best Buy common stock was $68.42; and
(b)	on January 13, 2020, 523 stock options having a strike price of $39.73 auto-exercised when the market price of a share of Best Buy common stock was $91.26.
(4)	The amount represents:
(a)
the vesting of restricted shares granted under our LTI program: 9,658 shares that were granted on March 15, 2016, which vested on March 14, 2019; 7,890 shares that were granted on March 13, 2017, which vested on March 13, 2019; and 7,134 shares that were granted on March 12, 2018, which vested on March 12, 2019; and

(b)
the shares (41,123) acquired upon the vesting and settlement of a performance share award which was granted on March 15, 2016, and was based on the performance of our stock’s total shareholder return, relative to the S&P 500 Index, over a 36-month period which ended on February 28, 2019.

(5)	The amount represents stock options exercised by Mr. Joly during fiscal 2020:
(a)	on May 23, 2019, 9,240 stock options having a strike price of $18.02 were exercised when the market price of a share of Best Buy common stock was $68.83;
(b)
on May 24, 2019, 341,228 stock options having a strike price of $18.02 and 250,358 stock options having a strike price of $23.66 were exercised when the market price of a share of Best Buy common stock was $64.14 and $64.65, respectively; and

(c)
on September 26, 2019, 223,890 stock options having a strike price of $31.79 and 183,990 stock options having a strike price of $29.91 were exercised when the market price of a share of Best Buy common stock was $67.00 and $66.93, respectively.

(6)	The amount represents:
(a)
the vesting of restricted shares granted under our LTI program: 33,113 shares that were granted on March 15, 2016, which vested on March 14, 2019; 25,445 shares that were granted on March 13, 2017, which vested on March 13, 2019; and 16,882 shares that were granted on March 13, 2018, which vested on March 13, 2019; and

(b)
the shares (234,984) acquired upon the vesting and settlement of a performance share award which was granted on March 15, 2016, and was based on the performance of our stock’s total shareholder return, relative to the S&P 500 Index, over a 36-month period which ended on February 28, 2019.

(7)	On February 28, 2019, Mr. Bilunas exercised 315 stock options having an exercise price of $40.85 when the market price of a share of Best Buy common stock was $68.64.
(8)	The amount represents:
(a)
the vesting of restricted shares granted under our LTI program: 2,217 shares that were granted on March 14, 2016, which vested on March 14, 2019; 2,673 shares that were granted on March 13, 2017, which vested on March 13, 2019; and 1,600 shares that were granted on March 12, 2018, which vested on March 12, 2019; and

(b)
the shares (4,719) acquired upon the vesting and settlement of a performance share award which was granted on March 14, 2016, and was based on the performance of our stock’s total shareholder return, relative to the S&P 500 Index, over a 36-month period which ended on February 28, 2019.

73	2020 Proxy Statement

(9)	The amount represents:
(a)
the vesting of restricted shares granted under our LTI program: 2,771 shares that were granted on March 14, 2016, which vested on March 14, 2019; 2,631 shares that were granted on March 13, 2017, which vested on March 13, 2019; 5,919 shares that were granted on March 23, 2017, which vested on February 27, 2019; 1,920 shares that were granted on March 12, 2018, which vested on March 12, 2019; and 165 shares that were granted on September 17, 2018, which vested on September 17, 2019; and

(b)
the shares (5,898) acquired upon the vesting and settlement of a performance share award which was granted on March 14, 2016, and was based on the performance of our stock’s total shareholder return, relative to the S&P 500 Index, over a 36-month period which ended on February 28, 2019.

(10)	The amount represents:
(a)
the vesting of restricted shares granted under our LTI program: 11,038 shares that were granted on March 15, 2016, which vested on March 14, 2019; 5,743 shares that were granted on May 24, 2016, which vested on May 24, 2019; 11,835 shares that were granted on March 13, 2017, which vested on March 13, 2019; and 8,440 shares that were granted on March 12, 2018, which vested on March 12, 2019;

(b)
the shares (46,998) acquired upon the vesting and settlement of a performance share award which was granted on March 15, 2016, and was based on the performance of our stock’s total shareholder return, relative to the S&P 500 Index, over a 36-month period which ended on February 28, 2019; and

(c)
the shares (24,453) acquired upon the vesting and settlement of a performance share award which was granted on May 24, 2016, and was based on the performance of our stock’s total shareholder return, relative to the S&P 500 Index, over a 36-month period which ended on February 28, 2019.

(11)	On May 29, 2019, Ms. Scarlett exercised 4,098 stock options having an exercise price of $40.85 when the market price of a share of Best Buy common stock was $65.29.
(12)	The amount represents:
(a)
the vesting of restricted shares granted under our LTI program: 3,420 shares that were granted on March 14, 2016, which vested on March 14, 2019; 2,237 shares that were granted on March 13, 2017, which vested on March 13, 2019; 2,741 shares that were granted on June 1, 2017, which vested on June 3, 2019; and 2,143 shares that were granted on March 12, 2018, which vested on March 12, 2019; and

(b)
the shares (7,280) acquired upon the vesting and settlement of a performance share award which was granted on March 14, 2016, and was based on the performance of our stock’s total shareholder return, relative to the S&P 500 Index, over a 36-month period which ended on February 28, 2019.

(13)	The amount represents:
(a)
the vesting of restricted shares granted under our LTI program: 9,106 shares that were granted on March 15, 2016, which vested on March 14, 2019; 6,509 shares that were granted on March 13, 2017, which vested on March 13, 2019; and 3,925 shares that were granted on March 12, 2018, which vested on March 12, 2019; and

(b)
the shares (38,774) acquired upon the vesting and settlement of a performance share award which was granted on March 15, 2016, and was based on the performance of our stock’s total shareholder return, relative to the S&P 500 Index, over a 36-month period which ended on February 28, 2019.

(14)	The amount represents:
(a)
the vesting of restricted shares granted under our LTI program: 6,701 shares that were granted on April 21, 2016, which vested on March 14, 2019; 4,931 shares that were granted on March 13, 2017, which vested on March 13, 2019; and 3,450 shares that were granted on March 12, 2018, which vested on March 12, 2019; and

(b)
the shares (28,530) acquired upon the vesting and settlement of a performance share award which was granted on April 21, 2016, and was based on the performance of our stock’s total shareholder return, relative to the S&P 500 Index, over a 36-month period which ended on February 28, 2019.

2020 Proxy Statement	74

Nonqualified Deferred Compensation
The following table shows the account balances at February 1, 2020, and the contributions and earnings during fiscal 2020, for participating NEOs under the Best Buy Sixth Amended and Restated Deferred Compensation Plan (“Deferred Compensation Plan”), which is described in greater detail below the table. The table also includes the value of restricted stock units granted to Mr. Joly in 2012 that have vested but, as of the end of fiscal 2020, have not been issued as shares pursuant to the terms of his employment arrangement with the Company, as disclosed on the Current Report on Form 8-K filed by the Company on August 21, 2012. Such restricted stock units were part of the equity granted to Mr. Joly to compensate him for certain forfeitures he incurred upon termination of his employment with his former employer.
Name	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings (Losses) in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End
Ms. Barry	$—	$—	$—	$—	$—
Mr. Joly	—	—	826,769(1)	(870,445)(2)	34,754,828(3)
Mr. Bilunas	—	—	—	—	—
Mr. Mohan	—	—	28,125	—	206,843(4)
Ms. Scarlett	—	—	—	—	—
Mr. Nelsen	—	—	—	—	—
Ms. Walker	—	—	—	—	—
(1)
This amount reflects the value of the dividend equivalents earned by Mr. Joly (11,081 dividend equivalent units) relative to his September 4, 2012, restricted stock unit award. The 11,081 units are payable to Mr. Joly in the form of shares of our common stock (one share per unit). The shares will be issued to Mr. Joly within six months following his separation from the Company.

(2)	This amount reflects the value of restricted stock units decremented from Mr. Joly’s September 4, 2012, restricted stock unit award (in total, 9,820 units) to cover payment of FICA taxes.
(3)
This amount reflects the end of fiscal year value of all vested restricted stock units and related dividend equivalents from Mr. Joly’s September 4, 2012, restricted stock unit award (in total, 332,964 units and 87,233 dividend equivalent units), calculated based on the closing price of our common stock ($84.69) as quoted on the NYSE on January 31, 2020, the last business day in fiscal 2020. Of this amount, $5,051,064 has been previously reported in the “Stock Awards” column of the Summary Compensation Table.

(4)	No portion of this amount has been previously reported in the Summary Compensation Table.
Deferred Compensation Plan. The Company’s Deferred Compensation Plan is unfunded and unsecured. We believe the plan provides a tax-deferred retirement savings vehicle that plays an important role in attracting and retaining executive talent. The Deferred Compensation Plan allows highly compensated employees, including the NEOs, to defer:
•	Up to 75% of base salary; and
•	Up to 100% of a cash bonus (earned and paid in the same year) and short-term incentive compensation (earned and paid in different years), as applicable.

75	2020 Proxy Statement

Amounts deferred under and contributed to the Deferred Compensation Plan are credited or charged with the performance of investment options selected by the participants. The investment options are notional and do not represent actual investments, but rather serve as a measurement of performance. The options available under the Deferred Compensation Plan and their annual rates of return as of December 31, 2019, were as follows:
Investment	Rate of Return
Fidelity VIP Balanced Service	24.30%
Vanguard VIF International	31.22%
PIMCO VIT Total Return Admin	8.35%
Vanguard VIF Small Company Growth	28.11%
PIMCO VIT High Yield Admin	14.73%
Vanguard VIF Equity Income	24.43%
Vanguard VIF Equity Index	31.30%
NVIT Government Money Market	1.83%
Franklin VIP Small Cap Value Securities	26.35%
T. Rowe Price Blue Chip Growth	29.89%
Participants who elect to defer compensation under the Deferred Compensation Plan also select when the deferred amounts will be distributed to them. Distributions may be made in a specific year, or at a specified time that begins on or after the participant’s retirement. Distributions are paid in a lump sum or in quarterly installments, depending on the participant’s election at the time of deferral. However, if a participant’s employment ends prior to retirement, a distribution is made promptly in a lump sum or in quarterly installments, depending on their initial election and account balance.
We do not provide employer-matching contributions for amounts deferred under the plan. Participants are fully vested in their contributions.
Potential Payments Upon Termination or Change-of-Control
Upon termination of employment or in the event the Company experiences a change-of-control, our NEOs may be eligible to receive certain payments and their outstanding equity awards may be impacted. Following is a summary of the effects of various termination and change-of-control scenarios for each form of compensation, including a quantitative disclosure of the estimated payments and realizable value for each scenario assuming an effective date of February 1, 2020, the end of fiscal 2020, for each NEO with the exception of Mr. Nelsen, whose employment with us ended in September 2019.
When Mr. Nelsen’s employment terminated on September 1, 2019, he was eligible for and received a lump sum severance payment under the Company’s severance plan, which was subject to Mr. Nelsen entering into a separation agreement containing confidentiality and non-solicitation restrictive covenants, as discussed in the Restrictive Covenants section below. The severance payment, as quantified in the Summary Compensation Table, was equal to two years of base salary; a payment equal to 150% of the cost of 24 months of the basic employee benefits (such as medical, dental and life insurance) that Mr. Nelsen was enrolled in at the time of his termination; and payment of $25,000 in lieu of providing outplacement services. None of Mr. Nelsen’s outstanding equity awards were modified upon his departure. See the Outstanding Equity Awards at Fiscal Year-End section for additional detail regarding Mr. Nelsen’s outstanding performance share awards.
On February 7, 2020, we and Ms. Walker agreed that she will be stepping down on August 5, 2020. Ms. Walker will receive severance benefits in accordance with the terms of our severance plan upon her departure, and she will remain employed with us a senior advisor to the CEO and the executive team through her departure.
Cash compensation. Pursuant to the terms of our severance plan, and subject to entering into a separation agreement with us, our executive officers are generally eligible for: severance pay equal to two years of base salary; a payment equal to 150% of the cost of 24 months of basic employee benefits, such as medical, dental and life insurance; and payment of $25,000 in lieu of providing outplacement services and other tax and financial assistance upon involuntary termination due to job elimination, reduction in force, business restructuring or other circumstances as we determine at our discretion. For more detail regarding our severance plan, see the Compensation Discussion and Analysis — Executive Compensation Elements — Other Compensation — Severance Plan section.

2020 Proxy Statement	76

Ms. Barry’s employment agreement entitles her to participate in the Company’s severance plan, as detailed above, but also provides that she is eligible for the same severance pay if she were to be involuntarily terminated without Cause or were to voluntarily terminate her employment for Good Reason. Additionally, upon involuntary termination without Cause or voluntary termination for Good Reason on or within 12 months following a change-of-control, Ms. Barry is eligible for enhanced severance equal to (a) two times the sum of base salary plus target bonus and (b) a pro-rata annual bonus payment, dependent on actual performance under the Company’s short-term incentive plan for the fiscal year in which the termination occurs.
Mr. Joly did not receive any severance in connection with his transition out of the CEO role in June 2019. Pursuant to the Executive Chairman employment agreement entered into at that time, Mr. Joly is not entitled to participate in the Company’s severance plan and is not eligible for severance benefits under any other plan, policy or arrangement of the Company. Mr. Joly’s Executive Chairman revised employment agreement and subsequent consulting agreement are discussed in greater detail in the “Compensation Discussion and Analysis — Summary of Executive Compensation Practices — Key Compensation Actions in Support of the CEO Transition and Other Performance-Related Actions section.”
The following table provides, for the specified NEOs, as of the end of fiscal 2020, the potential severance amount they are eligible for under the scenarios discussed above.
Name	Voluntary Termination for Good Reason	Involuntary Termination without Cause	Involuntary Termination — under Severance Plan(1)	Termination following Change-of-Control
Ms. Barry	$2,280,954	$2,280,954	$2,280,954	$8,044,287
Mr. Joly	—	—	—	—
Mr. Bilunas	—	—	1,583,191	—
Mr. Alexander	—	—	1,440,331	—
Mr. Mohan	—	—	2,083,677	—
Ms. Scarlett	—	—	1,666,906	—
Ms. Walker	—	—	1,581,352	—
(1)
Pursuant to our Severance Plan, our NEOs are eligible for cash severance, as detailed above the table, if they are involuntarily terminated as a result of job elimination, reduction in force or business restructuring (or other circumstances at our discretion).

Under our STI plan, which is discussed in more detail in the Compensation Discussion and Analysis – Executive Compensation Elements – Short-Term Incentive section, our NEOs must remain employed with us through the end of the performance period in order to receive any payouts under the plan. If an NEO is terminated with Cause, they are not eligible for any STI plan payments. In fiscal 2020, all of our NEOs were employed with us through the end of fiscal 2020, which was the end of the fiscal 2020 STI plan. Each of their fiscal 2020 payments are discussed in the Compensation Discussion and Analysis – Executive Compensation Elements – Short-Term Incentive and Summary Compensation Table sections.
Nonqualified stock options. Our award agreements dictate what happens to unvested stock options and how long vested stock options are exercisable following different types of termination events. The following chart illustrates these various treatments under each possible scenario for stock options granted to our NEOs under our long-term incentive award programs and to Mr. Joly as part of his September 4, 2012, sign-on equity award (the “Sign-On Stock Options”).
Event	Effect on Vested Stock Options(1)	Effect on Unvested Stock Options
Voluntary termination without Good Reason(2)
Stock options granted under our LTI program are exercisable for a 60-day period following the termination date.

Mr. Joly’s Sign-On Stock Options are exercisable for a 90-day period following the termination date.
All stock options are forfeited.
Voluntary termination for Good Reason(2)
Stock options granted under our LTI program are exercisable for a 60-day period following the termination date.

Mr. Joly’s Sign-On Stock Options are exercisable for a two-year period following the termination date.
All stock options are forfeited.
Involuntary termination for Cause	Not exercisable.	All stock options are forfeited.

77	2020 Proxy Statement

Event	Effect on Vested Stock Options(1)	Effect on Unvested Stock Options
Involuntary termination without Cause
Stock options granted under our LTI program are exercisable for a 60-day period following the termination date.

Mr. Joly’s Sign-On Stock Options are exercisable for a two-year period following the termination date.
All stock options are forfeited.
Termination(3) within 12 months of a change-of-control
Stock options granted under our LTI program are exercisable for a 60-day period following the termination date.

Mr. Joly’s Sign-On Stock Options are exercisable for a two-year period following the termination date.
All stock options vest 100%.
Death or disability	Generally exercisable for a one-year period.	All stock options vest 100%.
Qualified retirement(4)	Generally exercisable for a one- to three-year period depending on the terms and conditions of the respective award agreement.	Continue to vest according to their normal vesting terms.
(1)	Stock options may not be exercised after their expiration dates under any circumstance.
(2)
Good Reason is usually deemed to exist if the Company makes a material adverse change to the NEO’s title, responsibilities or salary or requires the NEO to work more than 50 miles from the corporate office location in Richfield, MN (except for temporary business-related travel).

(3)
For awards granted prior to fiscal 2015, this means involuntary termination without Cause or voluntary termination for Good Reason. For awards granted in fiscal 2015 and thereafter, this means only involuntary termination without Cause.

(4)
Qualified Retirement is defined in our employment and award agreements as: retirement by an employee, including our NEOs, on or after their 60th birthday, so long as they have been employed with the Company continuously for at least the five-year period immediately preceding their retirement date.

The table below provides, for the specified NEOs, as of the end of fiscal 2020, the value of their unvested, in-the-money stock options (as detailed in the Outstanding Equity Awards at Fiscal Year End section), under the situations discussed above. All values below were calculated using the closing price of our common stock as quoted on the NYSE on January 31, 2020, the last business day in fiscal 2020.
Name	Death or Disability	Termination following Change-of- Control(1)
Ms. Barry	$1,692,756	$1,692,756
Mr. Joly(2)	4,952,454	4,952,454
Mr. Bilunas	764,199	764,199
Mr. Alexander	764,199	764,199
Mr. Mohan	1,122,332	1,122,332
Ms. Scarlett	3,115,153	3,115,153
Ms. Walker	682,298	682,298
(1)
Specifically, termination on or within 12 months of a change-of-control. For awards granted prior to fiscal 2015, this means involuntary termination without Cause or voluntary termination for Good Reason. For awards granted in fiscal 2015 and thereafter, this means only involuntary termination without Cause.

(2)
Following his departure, Mr. Joly’s outstanding stock options, as reflected in the Outstanding Equity Awards at Fiscal Year End section will continue to vest according to their normal vesting schedule.

Restricted share awards. Pursuant to our award agreements, all unvested restricted share and restricted stock unit awards (including both time-based awards and time-based awards subject to performance conditions) held by our NEOs fully vest in the event of death or termination due to disability. Additionally, upon qualified retirement any unvested restricted shares and restricted stock units would continue to vest according to their normal vesting schedule, subject to achievement of performance conditions (where applicable). Under all other termination scenarios, unvested restricted shares and restricted stock units are forfeited and there are no change-of-control provisions which impact them.

2020 Proxy Statement	78

The table below provides, for the specified NEOs, as of the end of fiscal 2020, the value of their unvested restricted share and restricted stock unit awards (as detailed in the Outstanding Equity Awards at Fiscal Year End section) in the event of their death or disability. All values below were calculated using the closing price of our common stock as quoted on the NYSE on January 31, 2020, the last business day in fiscal 2020.
Name	Death or Disability
Ms. Barry	$5,207,842
Mr. Joly(1)	9,190,982
Mr. Bilunas	1,565,833
Mr. Alexander	1,804,575
Mr. Mohan	8,087,556
Ms. Scarlett	1,268,995
Ms. Walker	1,930,000
(1)
Following his departure, Mr. Joly’s outstanding restricted shares, as reflected in the Outstanding Equity Awards at Fiscal Year End section will continue to vest according to their normal vesting schedule.

Performance share awards. The following chart illustrates the treatment of outstanding performance share awards under various scenarios pursuant to our award agreements.
Event	Effect on Unearned Shares
-Death or disability
-Deemed earned on a pro-rata basis (number of days employed through termination / total number of days in performance period) based on the level of performance achieved as of the termination date (as determined as of the last completed fiscal quarter or fiscal year, depending on the performance metric)

-Involuntary termination without Cause-Qualified retirement
-Deemed earned on a pro-rata basis (number of days employed through termination / total number of days in performance period) based on the level of performance achieved as of the end of the performance period

-Change-of-control
-Deemed earned based on the level of performance achieved or at target, whichever is greater, as of the date of the change-of-control (as determined as of the last completed fiscal quarter or fiscal year, depending on the performance metric). Issuance of earned shares is subject to the NEO’s continued employment through the end of the performance period

-Termination following a change-of-control due to: death or disability, involuntary termination without Cause or qualified retirement
-A pro-rata portion (determined by number of days employed through termination / total number of days in performance period) of those shares deemed earned as of the date of the change-of-control are issued to the NEO

The table below provides, for the specified NEOs, as of the end of fiscal 2020, the value of their outstanding performance share awards (as detailed in the Outstanding Equity Awards at Fiscal Year End section), under the situations discussed above. All values below were calculated using the closing price of our common stock as quoted on the NYSE on January 31, 2020, the last business day in fiscal 2020, and assume the same vesting percentage (150%) as reflected in the Outstanding Equity Awards at Fiscal Year End section.
Name	Death or Disability	Involuntary Termination without Cause	Qualified Retirement	Change-of-Control(1)
Ms. Barry	$7,571,207	$7,571,207	$—	$13,949,756
Mr. Joly	27,058,396	27,058,396	27,058,396	37,608,796
Mr. Bilunas	853,428	853,428	—	1,697,145
Mr. Alexander	922,985	922,985	—	1,391,753
Mr. Mohan	8,617,915	8,617,915	—	13,498,739
Ms. Scarlett	2,423,925	2,423,925	—	3,455,733
Ms. Walker	3,225,896	3,225,896	—	4,546,371
(1)	Reflects value realizable upon a change-of-control event, but assumes that the NEO will stay with the Company through the end of the performance period of each outstanding performance share award.

79	2020 Proxy Statement

Restrictive Covenants. As further described in the Compensation Discussion and Analysis – Executive Compensation Elements – Other Compensation – Clawback and Restrictive Covenant Provisions section, our executive officer separation agreements and LTI award agreements generally include confidentiality, non-compete, and non-solicitation provisions as generally described below:
Confidentiality. Award recipients agree to maintain the confidentiality of Best Buy’s “confidential information” and to use such information for the exclusive benefit of Best Buy. This obligation has the appropriate application to the post-termination period.
Non-Compete. Award recipients agree not to engage in “competitive activity” for a period of one year following the later of termination of employment for any reason, or the last scheduled award vesting date.
Non-Solicitation. Award recipients agree not to solicit Company employees for employment or parties with which we do business from engaging such business for a period of one year following the later of termination of employment for any reason, or the last scheduled award vesting date.
Upon violation of a restrictive covenant, unexercised options and unvested shares related to the respective award agreement under which they were issued may be canceled and forfeited, and likewise, the Company may require that the related issued shares (or their fair market value, as measured on the option exercise date or share vesting date) must be returned to the Company. Additionally, the Company may seek injunctive or other appropriate equitable relief.
Director Compensation
Overview
Each year, the Compensation Committee reviews the total compensation paid to non-management directors. The purpose of the review is to ensure that the level of compensation is appropriate to attract and retain a diverse group of directors with the breadth of experience necessary to perform the Board’s duties, and to fairly compensate directors for their service. As part of their analysis, the Compensation Committee considers the total value of the compensation as compared with director compensation at other Fortune 100 companies and our peer group of companies, which is described in Compensation Discussion and Analysis — Factors in Decision-Making. In March 2019, the Compensation Committee and Board reviewed and approved the fiscal 2020 compensation for non-management directors, including the value and terms of the equity compensation component, as described in more detail below.
Cash Compensation
The fiscal 2020 cash compensation for our non-management directors consisted of the following annual retainers:
Annual Amount
Annual retainer	$95,000(1)
Lead independent director stipend	100,000
Annual committee chair retainer - Audit	25,000
Annual committee chair retainer - Compensation & Human Resources	20,000
Annual committee chair retainer - Nominating, Corporate Governance and Public Policy	20,000(2)
Annual committee chair retainer - Finance and Investment Policy	15,000(3)
(1)	Increased from $90,000 in fiscal 2019.
(2)	Increased from $15,000 in fiscal 2019.
(3)	Increased from $10,000 in fiscal 2019.
All annual retainers for non-management directors who serve on the Board or as chair of a committee for only a portion of a fiscal year are prorated. All annual retainers are paid in quarterly installments.

2020 Proxy Statement	80

Equity Compensation
On June 11, 2019, the Compensation Committee approved an annual equity award for each of the then-serving non-management directors in the form of restricted stock units. The awards each had a value of $195,000, which translated into 2,977 restricted stock units. The restricted stock units are entitled to dividend equivalents, which are subject to the same restrictions and vesting criteria as the underlying units. All restricted stock units granted to our directors fully vest one year from the grant date and must be held until the director leaves the Board. Director equity awards are prorated through a director’s termination date if a director leaves the Board before the restricted stock units have vested, unless the director is terminated for Cause, in which case all unvested restricted stock units are forfeited.
Director Compensation Table
The following table summarizes the compensation earned during fiscal 2020 by our non-management directors:
Name(1)	Fees Earned or Paid In Cash	Stock Awards(2)	Option Awards(3)	Total
Lisa M. Caputo	$95,000	$195,053	$—	$290,053
J. Patrick Doyle(4)	165,110	195,053	—	360,163
Russell P. Fradin(5)*	137,198	195,053	—	332,251
Kathy J. Higgins Victor(6)	115,000	195,053	—	310,053
David W. Kenny(7)	107,967	195,053	—	303,020
Cindy R. Kent*	95,000	195,053	—	290,053
Karen L. McLoughlin(8)	104,725	195,053	—	299,778
Thomas L. Millner(9)	120,000	195,053	—	315,053
Claudia F. Munce	95,000	195,053	—	290,053
Richelle P. Parham	95,000	195,053	—	290,053
Eugene A. Woods	95,000	195,053	—	290,053
*	Indicates a director who is not standing for re-election at the Meeting.
(1)	Ms. Barry and Mr. Joly, our only management directors during fiscal 2020, did not receive any compensation for serving as directors.
(2)
The amounts in this column reflect the aggregate grant date fair value for restricted stock units granted to our non-management directors during fiscal 2020, measured in accordance with ASC Topic 718. As of February 1, 2020, our non-management directors held outstanding stock units including both unvested restricted stock units and restricted stock units that have vested, but that are subject to a holding requirement until the director leaves the board (“deferred units”) as follows: Ms. Caputo — 3,039 unvested units and 30,475 deferred units; Mr. Doyle — 3,039 unvested units and 21,097 deferred units; Mr. Fradin — 3,039 unvested units and 30,475 deferred units; Ms. Higgins Victor — 3,039 unvested units and 30,475 deferred units; Mr. Kenny — 3,039 unvested units and 26,452 deferred units; Ms. Kent — 3,039 unvested units and 1,912 deferred units; Ms. McLoughlin — 3,039 unvested units and 16,315 deferred units; Mr. Millner — 3,039 unvested units and 24,939 deferred units; Ms. Munce — 3,039 unvested units and 14,092 deferred units; Ms. Parham — 3,039 unvested units and 2,781 deferred units; and Mr. Woods — 3,039 unvested units and 1,811 deferred units.

(3)	We did not grant stock option awards to our non-management directors in fiscal 2020. As of February 1, 2020, none of our non-management directors held outstanding stock options.
(4)	Mr. Doyle was chair of the Finance and Investment Policy Committee through June 11, 2019, when he was named our Lead Independent Director.
(5)	Mr. Fradin was our Lead Independent Director and chair of the Compensation Committee through June 11, 2019.
(6)	Ms. Higgins Victor is chair of the Nominating Committee.
(7)	Mr. Kenny became chair of the Compensation Committee on June 11, 2019.
(8)	Ms. McLoughlin became chair of the Finance and Investment Policy Committee on June 11, 2019.
(9)	Mr. Millner is chair of the Audit Committee.
Director Stock Ownership Guidelines
The Compensation Committee has established stock ownership guidelines requiring our non-management directors to own, indirectly or directly, 10,000 shares. Historically, we have expected that, until the ownership target is met, directors would retain 50 percent of their granted equity (net of taxes). In further support of director stock ownership, we began in fiscal 2014 granting director equity subject to a holding requirement for the duration of a director’s service on the Board. In fiscal 2020, all of our non-management directors were in compliance with the ownership guidelines, either by meeting the ownership target or by making progress towards the ownership target. Our stock ownership guidelines for executive officers are discussed in the Compensation Discussion and Analysis — Executive Compensation Elements — Other Compensation section.

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Deferred Compensation Plan
Each calendar year, we offer our directors the opportunity to defer up to 100 percent of their annual and committee chair retainers under the Deferred Compensation Plan which is described in the section Compensation of Executive Officers — Nonqualified Deferred Compensation. No Company contributions or matching contributions are made for the benefit of directors under the Deferred Compensation Plan.
Other Benefits
We reimburse all directors for travel and other necessary business expenses incurred in performance of their services for us. In addition, all directors are covered under a directors’ and officers’ indemnity insurance policy.
CEO Pay Ratio
Pursuant to SEC rules, we are providing the following information about the ratio of the annual total compensation of our median employee to the annual total compensation of Ms. Barry, our CEO. Given the CEO transition which occurred in fiscal 2020, for purposes of the pay ratio calculation we annualized Ms. Barry’s compensation as if she had served as CEO for the entire year. Ms. Barry’s annualized fiscal 2020 compensation is based on the following:
•	Salary: her CEO-level salary rate of $1,100,000 as if such rate had been in effect throughout the entire fiscal year (which, based on payroll dates would have been $1,119,049);
•	Short-term Incentive: an annual award of $2,193,336, which is based on calculating her entire fiscal 2020 bonus using the annual bonus target applied to the portion of the year she served as CEO;
•	Long-term Incentive: the full value of her long-term incentive awards granted in fiscal 2020, which includes the additional grant she received at the time of promotion; and
•	All Other Compensation: as reported in the Compensation of Executive Officers — Summary Compensation Table.
Due to the flexibility afforded by the rules of the SEC in calculating the pay ratio amount, the ratio we calculated may not be comparable to the CEO pay ratio presented by other companies.
Based on our calculation as described above, Ms. Barry’s annualized total compensation for fiscal 2020, our last completed fiscal year, was $11,826,252 (as compared to $11,440,664 reflected in the Compensation of Executive Officers — Summary Compensation Table section of this proxy statement). Our median employee’s annual total compensation for fiscal 2020 was $27,005. As a result, we estimate that Ms. Barry’s annual total compensation was approximately 438 times that of our median employee.
In determining the median employee:
•
We prepared a list of all Best Buy employees as of November 1, 2019. As of November 1, 2019, we had approximately 127,688 employees, including 112,791 U.S. employees, and 14,897 non-U.S. employees. In identifying our median employee, we included our approximately 12,241 Canadian employees, but, in accordance with SEC rules, we excluded our employees in China and Mexico, where we have about 160 and 2,496 employees, respectively, representing approximately 2.0 percent in the aggregate of our worldwide workforce. After excluding employees in these countries, as of November 1, 2019, we had 125,032 employees.

•
As permitted under SEC rules, we used compensation that would equate to W-2 wages for the prior twelve months as our consistently applied compensation measure, which we believe provides a reasonable estimate of annual compensation for our employees. We annualized W-2 wages for employees, other than occasional/seasonal employees, who were not employed for the full twelve months. The median amount was then identified from the annualized list.

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ITEM OF BUSINESS NO. 4 — APPROVAL OF THE 2020 OMNIBUS INCENTIVE PLAN
General Information
On April 13, 2020, the Board adopted, subject to shareholder approval, the Best Buy Co., Inc. 2020 Omnibus Incentive Plan (the “2020 Plan”). The purpose of the 2020 Plan is to promote the interests of Best Buy and our shareholders by aiding us in attracting and retaining employees, officers, consultants, advisors and non-employee directors who we expect will contribute to our growth and financial performance for the benefit of our shareholders. Upon adoption by shareholders, the 2020 Plan will replace the Best Buy Co., Inc. Amended and Restated 2014 Omnibus Incentive Plan (the “2014 Plan”), which is scheduled to expire April 21, 2024.
The Board believes that the continuation of long-term incentive compensation is essential in attracting, retaining and motivating individuals to enhance the likelihood of our future success. In addition, a plan that permits awards with more flexible terms is essential to allowing us to align incentive compensation with increases in shareholder value. The flexibility of the 2020 Plan is consistent with our 2014 Plan in the types and specific terms of awards, allowing future awards to be based on then current objectives for aligning compensation with shareholder value. Shareholder approval of the 2020 Plan will permit us to award short term and long-term incentives that achieve these goals. We are submitting the 2020 Plan to a vote of the shareholders in order to comply with New York Stock Exchange rules and to allow us to grant incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (called the “Code” in this Item, and such incentive stock options).
If the 2020 Plan is approved by our shareholders, the aggregate number of newly authorized shares that may be issued under the 2020 Plan is 18,600,000 shares of common stock, plus approximately 3,100,000 shares, which represents the unused shares that we expect to have available for issuance of awards under the 2014 Plan as of June 11, 2020, the effective date of the new 2020 Plan. In addition, shares subject to any outstanding awards under our prior stock incentive plans that are forfeited, cancelled or reacquired by the Company will become available for reissuance under the 2020 Plan. If the 2020 Plan is approved by our shareholders, the 2014 Plan will be terminated as to the grant of any additional awards, but prior awards will remain outstanding in accordance with the terms of such plan. If the 2020 Plan is not approved, then the 2014 Plan will remain in effect, and approximately 3,100,000 shares will be available for issuance thereunder.
Our three-year average “burn rate” was 2.19% for fiscal years 2018 through 2020. We define burn rate as the total number of shares subject to awards granted to participants in a single year expressed as a percentage of our weighted average Shares outstanding. Our three-year average burn rate (2.70%) is equal to the 3-year average burn rate of our benchmarking peer group for the period 2017 through 2019 (the most recent 3-year period for which burn rate data is publicly available).
We expect to make equity-based awards under the 2020 Plan at an annual rate of 3.04% to 3.82% of our outstanding common stock based on our current assumptions and compensation strategies. Each stock option granted under the 2020 Plan would count for one share and each “full value award” would count for two. A full value award is any award other than a stock option, stock appreciation right or similar award, the value of which is based solely on an increase in the value of the shares after the date of grant of such award. A grant of restricted stock is an example of a full value award. Based on the requested number of shares to be reserved under the 2020 Plan and on our three-year average burn rate, we expect that the requested share reserve will cover awards for approximately two years.
As of February 1, 2020, we had approximately 9,400,000 shares of common stock subject to outstanding awards (under the 2014 Plan as amended and prior plans) or available for future awards under that Plan, which represented approximately 6.43% of our fully diluted common stock outstanding, such percentage referred to as the “overhang percentage.” If the 2020 Plan is approved, we will have 18,600,000 shares under the 2020 Plan, and the shares remaining under the 2014 Plan as of the effective date of the 2020 Plan (which are estimated at 3,100,000 shares) will be available for issuance under the 2020 Plan. The 18,600,000 additional shares proposed to be included in the 2020 Plan reserve would increase the overhang percentage by approximately 7.25% to approximately 13.68%. This level of total overhang is +3.25% above the mean, and +1.27% above the 75th percentile of total overhang level of our benchmarking peer group.

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The following table identifies key features of the 2020 Plan:
Independent Committee Administration	The 2020 Plan is administered by our Compensation Committee comprised entirely of non-employee directors.
No Evergreen Provision	The 2020 Plan does not contain an “evergreen” provision that will automatically increase the number of shares authorized for issuance under the 2020 Plan.
Limit on Shares Authorized
Under the 2020 Plan, the aggregate number of shares that may be issued is 18,600,000 newly requested shares plus the shares available for grant under our 2014 Plan as of the effective date of the 2020 Plan, which are estimated at approximately 3,100,000 shares. In addition, any outstanding award under any of our prior stock incentive plans that are forfeited, cancelled or reacquired by the Company will become available for reissuance under the 2020 Plan.

Plan Uses “Fungible” Share Counting
All shares subject to stock options, stock appreciation rights or similar awards, the value of which awards are based solely on an increase in the value of the shares after the date of grant, will count against the 2020 Plan’s reserve on 1:1 basis for each share subject to the award. For all other awards (generally referred to as “full value” awards), shares subject to such awards will count against the 2020 Plan’s reserve on a 2:1 basis for each share subject to the award

No Discounted Stock Options or Stock Appreciation Rights
Stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of our common stock on the date of grant (unless such award is granted in substitution for a stock option or stock appreciation right previously granted by an entity that is acquired by or merged with the Company).

No Repricing of Stock Options or Stock Appreciation Rights
The 2020 Plan prohibits the re-pricing of stock options and stock appreciation rights (including a prohibition on the repurchase of “underwater” stock options or stock appreciation rights for cash or other securities) without shareholder approval.

No Liberal Share “Recycling”
The 2020 Plan provides that any share (i) surrendered to pay the exercise price of an options, (ii) withheld by the Company or tendered to satisfy any tax withholding obligation with respect to any award, (iii) covered by a stock appreciation right issued under the plan that are not issued in connection with settlement in shares upon exercise, or (iv) repurchased by the Company using option exercise proceeds will not be added back (“recycled”) to the 2020 Plan.

Minimum Vesting Period
A maximum of 5% of the aggregate number of shares available for issuance under the 2020 Plan may be issued without a vesting period of at least one year following the date of grant. All other awards will have a minimum vesting period of at least one year, subject to limited exceptions in case of a change in control, awards received in lieu of other earned compensation, and certain awards granted to non-employee directors.

No Liberal Change in Control Definition
The 2020 Plan prohibits any award agreement from having a change in control provisions that has the effect of accelerating the exercisability of any award or the lapse of restrictions relating to any award upon only the announcement or shareholder approval (rather than the consummation) of a change in control transaction.

No Dividends or Dividend Equivalent Amounts Paid on Unvested Awards
The 2020 Plan prohibits the payment of dividends or dividend equivalent amounts on awards until those awards are earned and vested. In addition, the 2020 Plan prohibits the granting of dividend equivalent amounts with respect to stock options, stock appreciation rights or an award the value of which is based solely on an increase in the value of the Company’s shares after the grant of the award.

Award Subject to Forfeiture or Clawback	Awards under the 2020 Plan will be subject to any Company recovery or clawback policy, as well as any other forfeiture and penalty conditions determined by the Compensation Committee.

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Our 2014 Plan supported our compensation program by including a combination of stock options with time-based vesting, and restricted stock and restricted stock units with both time-based and performance-based vesting. Our proposed 2020 Plan is consistent with this compensation program.
The Board believes that the continuation of long-term incentive compensation is essential in attracting, retaining and motivating individuals to enhance the likelihood of our future success. In addition, a plan that permits awards with more flexible terms is essential to allowing us to align incentive compensation with increases in shareholder value. The flexibility of the 2020 Plan is consistent with our 2014 Plan in the types and specific terms of awards, allowing future awards to be based on then-current objectives for aligning compensation with shareholder value. Shareholder approval of the 2020 Plan will permit us to award short-term and long-term incentives that achieve these goals.
The following is a summary of the material terms of the 2020 Plan and is qualified in its entirety by reference to the 2020 Plan, a copy of which is attached as Appendix A to this proxy statement, which may be obtained from us free of charge upon written request, and is also available on our website at www.investors.bestbuy.com - select the “Corporate Governance” link.
Summary of the 2020 Omnibus Plan
Administration
The Compensation and Human Resources Committee of the Board (the “Compensation Committee”) will administer the 2020 Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2020 Plan. The Compensation Committee may delegate the authority to grant awards to one or more officer or director, subject to any terms, conditions or limitations the Compensation Committee may impose. However, the Compensation Committee may not delegate such authority with respect to awards granted to officers subject to Section 16 of the Exchange Act or if such delegation would cause the 2020 Plan not to comply with applicable laws or exchange rules. In addition, the Compensation Committee can specify whether, and under what circumstances, awards to be received under the 2020 Plan may be deferred automatically or at the election of either the holder of the award or the Compensation Committee. Subject to the provisions of the 2020 Plan, the Compensation Committee may amend or waive the terms and conditions, or accelerate the exercisability or the lapse of any restrictions relating to any outstanding award. The Compensation Committee has authority to interpret the 2020 Plan, and establish rules and regulations for the administration of the 2020 Plan. In addition, the Board may exercise the powers of the Compensation Committee at any time, except with respect to the grant of awards to our executive officers.
Eligible Participants
Any employee, officer, non-employee director, consultant, independent contractor or advisor providing services to us or any of our affiliates, who is selected by the Compensation Committee, is eligible to receive an award under the 2020 Plan. As of the date of this proxy statement, if the 2020 Plan were in effect, approximately 2,460 employees and officers, plus our non-employee directors would be eligible as a class to be selected by the Compensation Committee to receive awards under the 2020 Plan.
Shares Available For Awards and Other Limits on Awards
The 2020 Plan would provide for the issuance of up to 18,600,000 newly authorized shares of common stock. In addition, approximately 3,100,000 unused shares from the 2014 Plan would be available for issuance under the 2020 Plan, as well as shares subject to any outstanding awards under our prior stock incentive plans that are forfeited, cancelled or reacquired by the Company will become available for re-issuance under the 2020 Plan. In addition, if awards issued under the 2020 Plan expire or otherwise terminate without being exercised or settled, the shares of common stock not acquired pursuant to such awards again become available for issuance under the 2020 Plan. The number of shares available for awards under the 2020 Plan will be reduced by two shares for each share covered by a “full value award”. A full value award is any award other than a stock option, stock appreciation right or similar award, the value of which is based solely on an increase in the value of the shares after the date of grant of such award.

85	2020 Proxy Statement

Certain awards under the 2020 Plan are subject to the following limitations:
•
The maximum number of shares subject to any award or awards denominated in shares granted to any one person who is an employee, consultant, independent contractor or advisor may not exceed 2,500,000 shares in the aggregate in any calendar year.

•
A maximum of 18,600,000 shares will be available for granting incentive stock options under the 2020 Plan, subject to the provisions of Sections 422 or 424 of the Internal Revenue Code or any successor provision.

•
The maximum value of all equity and cash-based compensation granted to a non-employee director in any calendar year cannot exceed $500,000 (and for this purpose, equity value is determined using grant date value under applicable financial accounting rules). Furthermore, the independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

•
The Compensation Committee may adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2020 Plan.

If any shares subject to any award, or to which an award relates, granted under the 2014 Plan and the 2020 Plan are forfeited or are reacquired by us, or if any award terminates without the delivery of any shares, such shares will again be available for future awards under the 2020 Plan. Any shares subject to an award granted under either plan (a) used to pay the exercise price of stock options via a “net exercise” or otherwise, (b) withheld or tendered to pay tax withholding obligations with respect to an award, (c) subject to a stock appreciation right that are not issued when such right is settled, and (d) repurchased using stock option exercise proceeds will not be available for future issuance under the 2020 Plan.
Types of Awards and Terms and Conditions
The 2020 Plan permits the granting of:
•	stock options (including both incentive and non-qualified stock options);
•	stock appreciation rights (“SARs”);
•	restricted stock and restricted stock units (including performance shares and performance share units);
•	dividend equivalents; and
•	other stock-based awards (which may be payable in shares, cash, or other forms).
Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2020 Plan or any other compensation plan. Awards can be granted for no cash consideration or for cash or other consideration as determined by the Compensation Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of our common stock or other securities, or property, or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value on the date of grant of such option or SAR except if the award is in substitution for an award previously granted by an entity acquired by us. The fair market value of a share will be the closing price of one share as reported on the NYSE as of the applicable date, unless otherwise determined by the Compensation Committee. The term of awards will not be longer than ten (10) years (except that award agreements may provide, to the extent consistent with Section 409A of the Internal Revenue Code, in the event the exercise of the award is tolled not more than thirty (30) days because the exercise would otherwise violate applicable law or any Company policy).
Stock Options. The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The option exercise price may be payable either in cash or, at the discretion of the Compensation Committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price.
Stock Appreciation Rights. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the Compensation Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Compensation Committee.

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Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Compensation Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Compensation Committee. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as are determined by the Compensation Committee, subject to the minimum vesting provisions described above. For example, awards may, at the Compensation Committee’s discretion, be conditioned upon a participant’s completion of a specified period of service, or upon the achievement of one or more performance goals (including goals specific to the participant's individual performance) established by the Compensation Committee, or upon any combination of service-based or performance-based conditions (subject to minimum vesting requirements). A restricted stock or restricted stock unit award that is conditioned in whole or in part upon the achievement of one or more financial or other company-related performance goals (other than performance of service alone) is generally referred to as a performance share or performance share unit (PSU) award. Rights to dividends or dividend equivalent amounts during the restricted period are discussed below.
Dividend Equivalents. Dividend equivalents entitle holders to receive payments (in cash, shares of our common stock, other securities or other property) equivalent to the amount of dividends paid by us to our shareholders, with respect to the number of shares determined by the Compensation Committee. Dividend equivalents may not be awarded with respect to grants of options, stock appreciation rights or any other awards the value of which is based solely on an increase in the value of shares after the grant date. Dividends and dividend equivalent amounts with respect to any share underlying any other award may be accrued but not paid to a holder until all conditions or restrictions relating to such share have been satisfied.
Other Stock-Based Awards. The Compensation Committee may grant other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, our shares of common stock. Any shares of our common stock delivered pursuant to a purchase right must be purchased for consideration having a value equal to at least one hundred percent (100%) of the fair market value of the shares on the date the purchase right is granted.
Duration, Termination and Amendment. If approved, unless discontinued or terminated by the Board, the 2020 Plan will expire on April 13, 2030. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2020 Plan prior to expiration may extend beyond the end of such period through the award’s normal expiration date.
The Board and, pursuant to the delegation of its authority, the Compensation Committee may amend, alter or discontinue the 2020 Plan at any time, although prior shareholder approval must be obtained for any action that would increase the number of shares of our common stock available, increase the award limits under the 2020 Plan, permit awards of options or SARs at a price less than fair market value, permit repricing of options or SARs, or expand the class of persons eligible to receive awards under the 2020 Plan. Shareholder approval is also required for any action that would, absent such approval, violate the rules and regulations of the NYSE or any other securities exchange applicable to us. Any amendment to the 2020 Plan, or any outstanding award, is subject to compliance with all applicable laws, rules and policies of any applicable governmental entity or securities exchange, including any required approval.
The Compensation Committee may amend or terminate any outstanding award, but (except as provided below with respect to certain corporate transactions) not without the consent of any award recipient or beneficiary if such action would adversely affect the rights of the holder of the award.
Corporate Transactions
Upon any reorganization, merger, consolidation, split-up, spin-off, take-over bid, or any other similar corporate transaction, the Compensation Committee or the Board may, in its discretion, provide for any of the following:
•
Termination of any award, whether or not vested, in exchange for the amount of cash and/or property that would have been received upon the exercise of the award or the realization of the award holder’s vested rights or the replacement of the award with other rights or property in the discretion of the Compensation Committee or the Board;

•	Assumption or substitution of any award by the successor or survivor corporation, with appropriate adjustment to the number and kind of shares and exercise price;

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•	Subject to the limitations provided below, acceleration of the exercisability or the vesting of any award, notwithstanding the terms in any award agreement; or
•	Prevention of additional vesting or exercisability of any award after a specified date.
Notwithstanding the Compensation Committee’s discretion described above, no award agreement may contain a change in control definition that would accelerate the exercisability or the lapse of restrictions of any award upon only the announcement or shareholder approval (rather than the consummation of) any reorganization, merger, consolidation, split-up, spin-off, combination, or any other similar corporate transaction.
Prohibition on Repricing Awards
Without the approval of our shareholders, (a) no option or SAR may be amended to reduce its exercise or grant price, (b) no option or SAR may be cancelled and replaced with an option or SAR having a lower exercise price and (c) no option or SAR may be cancelled or repurchased for cash or other securities, except in connection with a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the 2020 Plan.
Transferability of Awards
No award under the 2020 Plan (other than fully vested and unrestricted shares) and no right under any such award are transferable other than by will or by the laws of descent and distribution, and no award (other than fully vested and unrestricted shares) or right under any such award may be pledged, alienated, attached or otherwise encumbered. However, the Compensation Committee may permit an award to be transferred to family members if such transfer is for no value and in accordance with the rules of Form S-8. The Compensation Committee may allow award recipients to designate a beneficiary or beneficiaries to exercise the rights of the award recipient and receive any property distributable with respect to any award in the event of an award recipient’s death.
Clawback and Recoupment
All awards granted under the 2020 Plan will be subject to forfeiture or other penalties in accordance with our clawback and recoupment policy.
Federal Income Tax Consequences
Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.
Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally deductible by us.
Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.
Restricted Stock Awards. Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture. In contrast, unrestricted stock grants are taxable at grant. An award holder who makes an 83(b) election within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain (or loss) generally begins when the restrictions expire, and

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the tax basis for such shares will generally be based on the fair market value of the shares on that date. However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the forfeiture restrictions on the shares). If the award permits dividends to accrue while the restricted stock is subject to a substantial risk of forfeiture, such dividends will be paid if and when the underlying stock vests and will also be taxed as ordinary income. We generally will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.
Restricted Stock Units and Other Stock-Based Awards. Recipients of grants of restricted stock units (including performance share units) will not incur any federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt) under the terms of the award. If the award permits dividend equivalent amounts to accrue while the restricted stock unit is subject to a substantial risk of forfeiture, such dividend equivalent amounts will be paid if and when the underlying stock unit vests and will also be taxed as ordinary income. Cash or shares to be received pursuant to any other stock-based award generally become payable when applicable forfeiture restrictions lapse; provided, however, that, if the terms of the award so provide, payment may be delayed until a later date to the extent permitted under applicable tax laws. We generally will be entitled to an income tax deduction for any amounts included by the award holder as ordinary income. For awards that are payable in shares, participant’s tax basis is equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.
Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2020 Plan. However, Section 162(m) of the Code prohibits publicly held corporations from deducting more than $1 million per year in compensation paid to certain named executive officers. Therefore, compensation paid annually to an executive covered by Section 162(m) of the Code under the 2020 Stock Plan in excess of $1 million generally will not be deductible.
Application of Section 16. Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six (6) months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.
Delivery of Shares for Tax Obligation. Under the 2020 Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Compensation Committee and upon such terms and conditions as it may impose, to deliver shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to us to satisfy federal and state income tax obligations.
New Plan Benefits
No benefits or amounts have been granted, awarded or received under the 2020 Plan. In addition, the Compensation Committee in its discretion will determine the number and types of awards that will be granted. Thus, it is not possible to determine the benefits that will be received by eligible participants if the 2020 Plan were to be approved by the shareholders. The closing price of a share of our common stock as reported on the NYSE on April 13, 2020, was $68.34.
Equity Compensation Plan Information
The following table provides information about Best Buy common stock that may be issued under our existing equity compensation plans as of February 1, 2020.

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The table does not include information about our proposed Plan which is being submitted for shareholder approval at the Meeting. If the 2020 Plan was to be approved by our shareholders, the 2014 Plan will be terminated, and no further awards will be made pursuant to it.
Plan Category	Securities to be Issued upon Exercise of Outstanding Options and Rights(1) (a)	Weighted Average Exercise Price per Share of Outstanding Options and Rights(2) (b)	Securities Available for Future Issuance Under Equity Compensation Plans)(3) (c)
Equity compensation plans approved by security holders	4,360,967	$54.38	13,126,195
(1)
Includes grants of stock options and restricted stock units (which may be market-based, performance-based or time-based) awarded under our restricted stock under our 2004 Omnibus Stock and Incentive Plan, as amended; and our 2014 Omnibus Stock and Incentive Plan, as amended.

(2)	Includes weighted-average exercise price of outstanding stock options only.
(3)
Excludes securities to be issued upon exercise of outstanding options and rights. Includes 9,375,630 shares of our common stock available for issuance under the 2014 Omnibus Incentive Plan, as amended plus 3,750,565 shares of our common stock which have been reserved for issuance under our 2008 and 2003 Employee Stock Purchase Plans.

Registration with the SEC
If the 2020 Plan is approved by shareholders, the Company will file a Registration Statement on Form S-8 with the SEC with respect to the additional shares of the Company’s common stock authorized for issuance pursuant to the 2020 Plan as soon as reasonably practicable following shareholder approval.
Board Voting Recommendation
Upon the recommendation of management, the Board adopted the Best Buy Co., Inc. 2020 Omnibus Incentive Plan and recommends to the shareholders that they vote FOR the approval of the 2020 Plan.
The affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote is required to approve the Best Buy Co., Inc. 2020 Omnibus Incentive Plan.
IT IS INTENDED THAT, UNLESS OTHERWISE INSTRUCTED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED “FOR” THE APPROVAL OF THE BEST BUY CO., INC. 2020 OMNIBUS INCENTIVE PLAN.

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ITEMS OF BUSINESS NOS. 5 - 8 — APPROVAL OF AMENDMENTS TO ARTICLES IX AND X OF OUR CHARTER
We are proposing four amendments to our Amended and Restated Articles of Incorporation (the “Current Articles”). Three of the proposed amendments eliminate the existing supermajority voting provisions contained in Article IX, Regulation of Certain Events, and Article X, Stock Repurchases from Certain Shareholders, of the Current Articles. The fourth proposed amendment amends the voting standard in Article X, Section 2 to the affirmative vote of a majority of the voting power of the shares present and entitled to vote at a meeting of shareholders, except where a larger proportion is required by law, which is the same standard that would apply under Article III, Shareholder Voting, of the Current Articles.
This summary does not contain all the information that may be important to you. The complete text of the Amended and Restated Articles of Incorporation, as they are proposed to be amended (the “Amended Articles”), is included in Appendix B to this Proxy Statement. The following summary is qualified in its entirety by reference to the text of the Amended Articles. You are urged to read the Amended Articles in their entirety.
Information About the Amendments to Article IX and X
Elimination of Supermajority Voting Provisions
The Board, in its continuing review of best practices in corporate governance, has evaluated the supermajority voting provisions in Articles IX and X of the Current Articles. Pursuant to Articles IX and X, the affirmative vote of at least 66 2∕3% of the then-outstanding voting power is required for the amendment of Articles IX and X of the Current Articles and Section 1 of our Amended and Restated By-laws (the “By-laws”) and, in the case of amendments to Article IX, the affirmative vote of the holders of at least 66 2∕3% of our outstanding shares entitled to vote that are beneficially owned by shareholders other than related persons. The Board is proposing to amend Articles IX and X to eliminate the supermajority approval requirements to amend Articles IX and X of the Current Articles and Article III, Section 1 of the By-laws. If the proposed amendments to Articles IX and X are approved by our shareholders at the Meeting, they will be effective following the Meeting.
Item No. 5 – Amendment of Article IX, Section 9. The Board has concluded that it is in the best interests of Best Buy and its shareholders to eliminate the supermajority shareholder vote required to amend, alter or repeal the provisions of Article IX that is contained in Article IX, Section 9 of the Current Articles. As a result of this proposed amendment, the affirmative vote of a majority of the voting power of the shares present and entitled to vote would be required to amend, alter or repeal Article IX, except where a larger proportion is required by law.
Item No. 6 – Amendment of Article IX, Section 10 Relating to Amendments to the Election of Directors By-laws Provision. The Board has concluded that it is in the best interests of Best Buy and its shareholders to eliminate the supermajority shareholder vote required under Article IX, Section 10 of the Current Articles to amend Section 1, Election of Directors, of Article III of the By-laws, which addresses the number of members of the Board of Directors, the term to be served by directors and related matters. As a result of this proposed amendment, the affirmative vote of a majority of the voting power of the shares present and entitled to vote would be required to amend Section 1 of Article III of the By-laws, except where a larger proportion is required by law.
Item No. 7 – Amendment of Article X, Section 4. The Board has concluded that it is in the best interests of Best Buy and its shareholders to eliminate the supermajority shareholder vote required under Article X, Section 4 of the Current Articles to amend, alter or repeal the provisions of Article X. As a result of this proposed amendment, the affirmative vote of a majority of the voting power of the shares present and entitled to vote would be required to amend, alter or repeal Article X, except where a larger proportion is required by law.
Amendment of Voting Standard Applicable to the Anti-Greenmail Provision
Item No. 8 – Amendment of the Anti-Greenmail Provision Voting Standard in Article X, Section 2. The Board has concluded that it is in the best interests of Best Buy and its shareholders to amend the voting standard that applies to shareholder approval of certain “greenmail” transactions. Under Section 2 of Article X of the Current Articles, our repurchase or other acquisition of capital stock from a Substantial Shareholder (as defined in Article X) requires the affirmative vote of holders of a majority of outstanding shares entitled to vote. The Board is proposing to amend this voting standard to replace it with a requirement for the affirmative vote of a majority of the voting power of the shares present and entitled to vote at a meeting of shareholders, except where a larger proportion is required by law, which is the same standard that would apply generally under Article III, Shareholder Voting, of the Current Articles.

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Under the Minnesota Business Corporation Act (the “MBCA”), we are prohibited from buying shares at an above-market price from a shareholder of 5% or more of the Company’s outstanding shares entitled to vote who has held the shares for less than two years unless (i) the purchase is approved by holders of a majority of the outstanding shares entitled to vote or (ii) all other holders of shares of the same class or series are given the opportunity to sell the same percentage of their shares on substantially as favorable terms. Article X of the Current Articles was intended to conform to the applicable provisions of the MBCA. Given that the proposed amendments to the Current Articles would eliminate supermajority voting provisions such that the regular voting standard contained in Article III, Shareholder Voting, would apply to amendments to the applicable provisions of the Amended Articles and By-laws, the Board has concluded that it is in the best interests of Best Buy and its shareholders that a consistent voting standard apply to shareholder approval pursuant to Section 2 of Article X of the Amended Articles as well. However, so long as the applicable provisions of the MBCA remain in effect, the voting standard provided under the MBCA will continue to apply to shareholder approval of share purchases subject to the statute.
Potential Anti-Takeover Effect of Our Articles and By-laws and Certain Provisions of Minnesota Law
Notwithstanding the proposed amendments, the business combination provisions of Article IX of the Articles and the MBCA and the anti-greenmail provisions of Article X of the Articles and the MBCA could continue to have an anti-takeover effect by, in certain circumstances, creating an impediment that may frustrate or delay persons seeking to effect a takeover or otherwise gain control of our company, as described below.
Business Combination Provision. Section 302A.673 of the MBCA and the Articles generally prohibit the Company or any of its subsidiaries from entering into any merger, share exchange, sale of material assets or similar transaction with a beneficial owner of 10% or more of the voting power of the Company’s shares entitled to vote within four years following the date the person became a 10% shareholder, unless either the transaction or the person’s acquisition of shares is approved prior to the person becoming a 10% shareholder by a committee of disinterested members of the Board of Directors. Although the proposed amendment to Article IX, Section 9 the Current Articles would eliminate the supermajority voting requirement to amend Article IX, the other provisions of Article IX will remain in effect.
Anti-Greenmail Provisions. Under Section 302A.553 of the MBCA and the Current Articles, as described above, we are prohibited from buying shares at an above-market price from a shareholder of 5% or more of the Company’s outstanding shares entitled to vote who has held the shares for less than two years unless (i) the purchase is approved by holders of a majority of the outstanding shares entitled to vote or (ii) all other holders of shares of the same class or series are given the opportunity to sell the same percentage of their shares on substantially as favorable terms. The proposed amendment to Article X, Section 2 of the Current Articles would amend the voting standard in the preceding sentence so that we are prohibited from buying shares at an above-market price from a shareholder of 5% or more of the Company’s outstanding shares entitled to vote who has held the shares for less than two years unless (i) the purchase is approved by the affirmative vote of a majority of the voting power of the shares present and entitled to vote at a meeting of shareholders, except where a larger proportion is required by law, or (ii) all other holders of shares of the same class or series are given the opportunity to sell the same percentage of their shares on substantially as favorable terms. Although the proposed amendment to Article X, Section 2 of the Current Articles would eliminate the supermajority voting requirement to amend Article X and the proposed amendment to Article X, Section 2 would amend the voting standard as described above, the other provisions of Article X will remain in effect. In addition, so long as the applicable provisions of the MBCA remain in effect, the voting standard provided under the MBCA will continue to apply to shareholder approval of share purchases subject to the statute.
In addition, the following existing provisions of our Articles, By-laws and the MBCA could continue to have an anti-takeover effect:
Requirements for Advance Notification of Director Nominations and Shareholder Proposals. The By-laws establish advance notice procedures with respect to shareholder proposals and the nomination of candidates for election as directors and the proposal of any business not intended to be included in the corporation’s proxy statement, other than nominations made by or at the direction of the board of directors or a committee of the board of directors. In order for any matter to be “properly brought” before a meeting, a shareholder must comply with advance notice requirements and provide us with certain information. Generally, to be timely, a shareholder’s notice must be received at our principal executive offices not less than 120 days nor more than 150 days prior to the anniversary of the immediately preceding annual meeting of shareholders. The By-laws also specify requirements as to the form and content of a shareholder’s notice.

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In addition to the director nomination provisions described above, the By-laws contain a “proxy access” provision that provides that any shareholder or group of up to twenty shareholders, who qualify as an eligible shareholder under the proxy access provisions of our By-laws, and who may nominate and include in our proxy materials director candidates constituting up to 20% of our board of directors or two directors, whichever is greater. In order for a shareholder or group of shareholders to be eligible under the proxy access provisions of our By-laws to nominate a director, such shareholder or group of shareholders must, among other criteria, be eligible to vote at the Company’s annual meeting and have owned or together with other group shareholders owed 3% or more of the voting power of our issued and outstanding common stock continuously for at least three years. In order to use the proxy access provisions of our By-laws, shareholders and their nominees must satisfy all the eligibility and notice requirements specified in our By-laws. A shareholder proposing to nominate a person for election to our board of directors through the proxy access provision must provide us with a notice requesting the inclusion of the director nominee in our proxy materials and other required information not less than 120 days nor more than 150 days prior to the first anniversary of the date on which our definitive proxy statement was released to shareholders in connection with the prior year’s annual meeting. The complete proxy access provision for director nominations are set forth in the By-laws.
Additional Authorized Shares of Capital Stock. The additional shares of authorized common stock and preferred shares available for issuance under the Articles could be issued at such times, under such circumstances and with such terms and conditions as to impede a change in control.
Special Meetings of Shareholders; Shareholder Action by Unanimous Written Consent. Section 302A.433 of the MBCA and the By-laws provide that special meetings of the Company’s shareholders may be called by the Company’s chief executive officer, chief financial officer, two or more directors, the chairman of the board of directors, or shareholders holding 10% or more of the voting shares of the Company, except that a special meeting called by shareholders for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the Company’s Board of Directors for that purpose, must be called by 25% or more of the voting shares of the Company. Section 302A.441 of the MBCA and the By-laws also provide that action may be taken by shareholders without a meeting only by unanimous written consent.
Control Share Provision. Section 302A.671 of the MBCA applies, with certain exceptions, to any acquisition of the Company’s voting stock (from a person other than the Company and other than in connection with certain mergers and exchanges to which the Company is a party) resulting in the acquiring person owning 20% or more of the Company’s voting stock then outstanding. Section 302A.671 requires approval of any such acquisitions by both (i) the affirmative vote of the holders of a majority of the shares entitled to vote, including shares held by the acquiring person, and (ii) the affirmative vote of the holders of a majority of the shares entitled to vote, excluding all interested shares. In general, shares acquired in the absence of such approval are denied voting rights and are redeemable at their then fair market value by the Company within 30 days after the acquiring person has failed to give a timely information statement to the Company or the date the shareholders voted not to grant voting rights to the acquiring person’s shares.
Takeover Offer; Fair Price. Under Section 302A.675 of the MBCA, an offeror may not acquire shares of a publicly held corporation within two years following the last purchase of shares pursuant to a takeover offer with respect to that class, including acquisitions made by purchase, exchange, merger, consolidation, partial or complete liquidation, redemption, reverse stock split, recapitalization, reorganization, or any other similar transaction, unless (i) the acquisition is approved by a committee of the board’s disinterested directors before the purchase of any shares by the offeror pursuant to the earlier takeover offer, or (ii) shareholders are afforded, at the time of the proposed acquisition, a reasonable opportunity to dispose of the shares to the offeror upon substantially equivalent terms as those provided in the earlier takeover offer.
Board Voting Recommendation
The Board approved each of the four amendments to Articles IX and X of our Amended and Restated Articles of Incorporation described above, and recommends that shareholders vote FOR each of the amendments.
The affirmative vote of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote or, if greater, a majority of the voting power of the minimum numer of shares entitled to vote that would constitute a quorum at the Meeting is required to approve each of Items No. 5 (Amendment of Article IX, Section 9), 7 (Amendment of Article X, Section 4) and 8 (Amendment of Article X, Section 2).

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The affirmative vote of 66 2∕3% of the outstanding shares entitled to vote is required to approve Item No. 6, the Amendment of Article IX, Section 10, of the Current Articles.
IT IS INTENDED THAT, UNLESS OTHERWISE INSTRUCTED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED “FOR” EACH OF THE FOUR PROPOSALS TO AMEND ARTICLES IX AND X OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.
OTHER BUSINESS
Management and the Board are not aware of any other item of business that will be addressed at the Meeting. If an item properly comes up for vote at the Meeting, or at any postponement or adjournment of the Meeting, that is not described in the Meeting Notice, including adjournment of the Meeting and any other matters incident to the conduct of the Meeting, the Proxy Agents will vote the shares subject to your proxy in their discretion. Discretionary authority for them to do so is contained in the proxy.
PROPOSALS FOR THE NEXT REGULAR MEETING OF SHAREHOLDERS
Any shareholder proposal intended to be presented for consideration at our 2021 Regular Meeting of Shareholders and to be included in our proxy statement for that meeting must be received by our Secretary no later than January 2, 2021, at our principal executive office, addressed as follows:
Mr. Todd G. Hartman
General Counsel, Chief Risk & Compliance Officer and Secretary
Best Buy Co., Inc.
7601 Penn Avenue South
Richfield, Minnesota 55423
Our By-laws establish advance notice procedures with respect to shareholder proposals and the nomination of candidates for election as directors and the proposal of any business not intended to be included in the corporation’s proxy statement, other than nominations made by or at the direction of the board of directors or a committee of the board of directors. In order for any matter to be “properly brought” before a meeting, a shareholder must comply with advance notice requirements and provide us with certain information. Generally, to be timely, a shareholder’s notice must be received at our principal executive offices not less than 120 days nor more than 150 days prior to the anniversary of the immediately preceding annual meeting of shareholders. Accordingly, such proposals will be considered untimely if received before January 12, 2021, or after February 11, 2021. Any such shareholder proposal must also comply with the procedural requirements of our By-laws. The advance notice requirement in our By-laws supersedes the notice period in Rule 14a-4(c)(1) of the Securities Exchange Act of 1934 regarding discretionary proxy voting authority with respect to shareholder business.
By Order of the Board of Directors

Todd G. Hartman
Secretary
[   ], 2020

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Reconciliation of Non-GAAP Financial Measures
Reconciliations of operating income and diluted earnings per share (“EPS”) (GAAP financial measures) to non-GAAP operating income and non-GAAP diluted EPS (non-GAAP financial measures) were as follows ($ in millions, except per share amounts):
	Fiscal Year
	2020	2019
Operating income	$2,009	$1,900
Intangible asset amortization(1)	72	22
Restructuring charges(2)	41	46
Acquisition-related transaction costs(1)	3	13
Tax reform-related item - employee bonus(3)	—	7
Tax reform-related item - charitable contribution(3)	—	—
Non-GAAP operating income	$2,125	$1,988

Diluted EPS	$5.75	$5.20
Intangible asset amortization(1)	0.27	0.08
Restructuring charges(2)	0.15	0.16
Acquisition-related transaction costs(1)	0.01	0.05
(Gain) loss on sale of investments, net(4)	—	(0.04)
Tax reform - repatriation tax(3)	—	(0.07)
Tax reform - deferred tax rate change(3)	—	(0.02)
Tax reform-related item - employee bonus(3)	—	0.02
Tax reform-related item - charitable contribution(3)	—	—
Income tax impact of non-GAAP adjustments(5)	(0.11)	(0.06)
Non-GAAP diluted EPS	$6.07	$5.32
(1)
Represents charges associated with acquisitions, including (1) the non-cash amortization of definite-lived intangible assets, including customer relationships, tradenames and developed technology, and (2) acquisition-related transaction costs primarily comprised of professional fees. Refer to Note 2, Acquisitions, and Note 3, Goodwill and Intangible Assets, in the Notes to Consolidated Financial Statements, included in Item 8, Financial Statements and Supplementary Data, of our Annual Report on Form 10-K for fiscal 2020 for additional information regarding the nature of these charges.

(2)
Represents charges and adjustments associated with U.S. retail operating model changes in fiscal 2020, and the closure of Best Buy Mobile stand-alone stores in the U.S. in fiscal 2019. Refer to Note 9, Restructuring, in the Notes to Consolidated Financial Statements, included in Item 8, Financial Statements and Supplementary Data, of our Annual Report on Form 10-K for fiscal 2020 for additional information regarding the nature of these charges.

(3)
Represents charges and subsequent adjustments resulting from the Tax Cuts and Jobs Act of 2017 (“tax reform”) enacted into law in the fourth quarter of fiscal 2018, including amounts associated with a deemed repatriation tax and the revaluation of deferred tax assets and liabilities, as well as tax reform-related items announced in response to future tax savings created by tax reform, including a one-time bonus for certain employees and a one-time contribution to the Best Buy Foundation. Refer to Note 11, Income Taxes, in the Notes to Consolidated Financial Statements, included in Item 8, Financial Statements and Supplementary Data, of our Annual Report on Form 10-K for fiscal 2020 for additional information regarding the nature of these charges.

(4)	Represents (gain) loss on sale of investments and investment impairments included in Investment income and other on our Consolidated Statements of Earnings.
(5)
Represents the summation of the calculated income tax charge related to each non-GAAP non-income tax adjustment. The non-GAAP adjustments relate primarily to adjustments in the U.S. and Canada. As such, the income tax charge is calculated using the statutory tax rate of 24.5% for the U.S. and 26.9% for Canada applied to the non-GAAP adjustments of each country.

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Appendix A
BEST BUY CO., INC.
2020 OMNIBUS INCENTIVE PLAN
Section 1. Purpose
The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.
Section 2. Definitions
As used in the Plan, the following terms shall have the meanings set forth below:
(a) “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.
(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent or Other Stock-Based Award granted under the Plan.
(c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company or the Participant. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
(d) “Board” shall mean the Board of Directors of the Company.
(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
(f) “Committee” shall mean the Compensation and Human Resources Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.
(g) “Company” shall mean Best Buy Co., Inc., a Minnesota corporation, and any successor corporation.
(h) “Director” shall mean a member of the Board.
(i) “Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.
(j) “Effective Date” shall mean June 11, 2020, the date this Plan was approved by the shareholders of the Company at the annual meeting of shareholders of the Company.
(k) “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any person to whom an offer of employment or engagement with the Company or any Affiliate is extended. An Eligible Person must be a natural person.
(l) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(m) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then traded on the

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New York Stock Exchange, the closing price of one Share as reported on the New York Stock Exchange on such date or, if the New York Stock Exchange is not open for trading on such date, on the most recent preceding date when the New York Stock Exchange is open for trading.
(n) “Full Value Award” shall mean any Award other than an Option, Stock Appreciation Right or similar Award, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award.
(o) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.
(p) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
(q) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.
(r) “Other Stock-Based Award” shall mean any right granted under Section 6(e) of the Plan.
(s) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.
(t) “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.
(u) “Plan” shall mean the Best Buy Co., Inc. 2020 Omnibus Incentive Plan, as amended from time to time.
(v) “Prior Plans” shall mean the Best Buy Co., Inc. 2014 Omnibus Stock and Incentive Plan, as amended from time to time and any predecessor plan thereto.
(w) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.
(x) “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.
(y) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.
(z) “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.
(aa) “Securities Act” shall mean the Securities Act of 1933, as amended.
(bb) “Share” or “Shares” shall mean a share or shares of common stock, $.10 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.
(cc) “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.
(dd) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.
Section 3. Administration
(a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and

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conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations under Section 6 and Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A and Section 6; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and sub-plans as may be necessary or desirable to comply with provisions of the laws of non-United States jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.
(b) Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with applicable exchange rules or applicable law.
(c) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3; and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of the New York Stock Exchange or any other securities exchange applicable to the Company) may grant Awards to Directors who are not also employees of the Company or an Affiliate.
(d) Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. To the full extent permitted by law, the provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.
Section 4. Shares Available for Awards
(a) Shares Available.
(i)
Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal the sum of (x) 18,600,000 (the authorized net increase of Shares in connection with the adoption of the Plan), (y) shares available for grant under the Best Buy Co., Inc. Amended & Restated 2014 Omnibus Stock and Incentive Plan as of the Effective Date and (z) any Shares subject to any outstanding award under the Prior Plans that, after the Effective Date, are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered to the Participant due to termination or cancellation of such award, subject to the share counting provisions of Section 4(b) below.

(ii)
On and after the Effective Date, no awards shall be granted under the Prior Plans, but all outstanding awards previously granted under the Prior Plans shall remain outstanding and subject to the terms of the Prior Plans.

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The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below. When determining the Shares added to and subtracted from the aggregate reserve under paragraphs (ii) and (iii) above, the number of Shares added or subtracted shall be also determined in accordance with the Share counting rules described in Section 4(b) below (including, for avoidance of doubt, the fungibility ratio and Share recycling rules).
(b) Counting Shares. For purposes of this Section 4, except as set forth in this Section 4(b), if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. For purposes of determining the number of Shares covered on the date of grant by a Stock Appreciation Right that is to be settled in Shares, the aggregate number of Shares with respect to which the Stock Appreciation Right is to be exercised shall be counted against the number of Shares available for Awards under the Plan (without regard to the number of actual Shares issued upon settlement). With respect to any Full Value Award, the number of Shares available for Awards under the Plan shall be reduced by two (2) Shares for each Share covered by the Full Value Award. Notwithstanding the foregoing, the following special rules shall apply with respect to share counting under the Plan:
(i)
Shares Added Back to Reserve. Subject to the limitations in Section 4(b)(ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is canceled without delivery of any Shares, then the number of Shares counted pursuant to Section 4(b) of the Plan against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)
Shares Not Added Back to Reserve. Notwithstanding anything to the contrary in this Section 4(b), the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; (C) Shares covered by a Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)	Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.
(iv)
Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c) Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

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(d) Award Limitations Under the Plan.
(i)
Annual Limitations for Awards Granted to Eligible Persons Other Than Non-Employee Directors. No Eligible Person who is an employee, officer, consultant, independent contractor or advisor may be granted any Award or Awards denominated in Shares, for more than 2,500,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(ii)
Annual Limitations for Awards Granted to Non-Employee Directors. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date fair value of equity-based Awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash-based compensation granted to a non-employee Director during any calendar year shall not exceed $500,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

Section 5. Eligibility
Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.
Section 6. Awards
(a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)
Option Term. The term of each Option shall be fixed by the Committee at the time but shall not be longer than ten (10) years from the date of grant. Notwithstanding the foregoing, the Committee may provide in the terms of an Option (either at grant or by subsequent modification) that, to the extent consistent with Section 409A, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of not more than thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

(iii)
Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised within the Option term, either in whole or in part, and the method of exercise, except that any exercise price tendered shall be in either cash, Shares having a Fair Market Value on the exercise date equal to the applicable exercise price or a combination thereof, as determined by the Committee.

(A)	Promissory Notes. For avoidance of doubt, the Committee may not accept a promissory note as consideration.

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(B)
Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.

(iv)
Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)	The aggregate number of Shares that may be issued under all Incentive Stock Options under the Plan shall be 18,600,000.
(B)
The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(C)	All Incentive Stock Options must be granted within ten (10) years from the earlier of the date on which this Plan was adopted by the Board and the Effective Date.
(D)
Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than ten (10) years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five (5) years from the date of grant.

(E)
The purchase price per Share for an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(F)
Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations described in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

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(c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. For purposes of clarity and without limiting the Committee’s general authority under Section 3(a), vesting of such Awards may, at the Committee’s discretion, be conditioned upon the Participant’s completion of a specified period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions (subject to minimum requirements in this Section 6). Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(d).

(ii)
Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(d) Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) dividend and Dividend Equivalent amounts with respect to any Share underlying any other Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied.
(e) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(e) shall contain a purchase right or an option-like exercise feature.
(f) General.
(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.
(ii)
Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award

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granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(iii)
Limits on Transfer of Awards. No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the foregoing, the Committee may permit the transfer of an Award to family members if such transfer is for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(iv)
Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(v)
Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Options or Stock Appreciation Rights for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(vi)
Minimum Vesting and Limits on Acceleration. Except as provided below, no Award shall be granted with terms providing for any right of exercise or lapse of any vesting obligations earlier than a date that is at least one year following the date of grant (or, in the case of vesting based upon performance based objectives, exercise and vesting restrictions cannot lapse earlier than the one year anniversary measured from the commencement of the period over which performance is evaluated). Notwithstanding the foregoing, the following Awards that do not comply with the one year minimum exercise and vesting requirements may be issued:

(A)
substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries;

(B)
shares delivered in lieu of fully vested cash Awards or any cash incentive compensation earned by a Participant, provided that the performance period for such incentive compensation was at least one fiscal year;

(C)
any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the aggregate number of Shares available for issuance under this Plan. For purposes of counting Shares against the five percent (5%) limitation, the Share counting rules under Section 4(b) of the Plan apply; and

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(D)
Awards issued to non-employee Directors so long as the Awards provide for a right of exercise or lapse of any vesting obligations no earlier than the next annual shareholder meeting date following the grant date, so long as the next annual shareholder meeting date is at least fifty (50) weeks after the immediately preceding annual meeting date.

If either the Committee or an Award Agreement waives the one-year minimum, such waiver shall cause the Award to count against the five percent (5%) pool unless the acceleration is limited to the events of the Participant’s death, disability, retirement or a change-in-control of the Company. Neither the Committee nor an Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control of the Company unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.
(vii)
Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control of the Company or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control, disability or separation from service meet the definition of a change in ownership or effective control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six (6) months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

Section 7. Amendment and Termination; Corrections
(a) Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty, prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would:
(i)	require shareholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange or any other securities exchange that are applicable to the Company;
(ii)	increase the number of shares authorized under the Plan as specified in Section 4(b) of the Plan;
(iii)	increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan;
(iv)	permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(f)(v) of the Plan; or
(v)
permit the award of Options or Stock Appreciation Rights at a price less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan.

(b) Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other

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securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:
(i)
either (A) termination of any such Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s vested rights, then such Award may be terminated by the Company without any payment) or (B) the replacement of such Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)
that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)
that subject to Section 6(f)(vi), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of such event.
(c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.
Section 8. Income Tax Withholding
In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, for avoidance of doubt, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any limitations required by ASC Topic 718 to avoid adverse accounting treatment); (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (c) by any other means set forth in the applicable Award Agreement.
Section 9. General Provisions
(a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.
(b) Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

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(c) Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.
(d) No Rights of Shareholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.
(e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.
(f) No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or the right to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, or remove a Director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or remove a Director who is a Participant, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee or Director of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee or Director might otherwise have enjoyed but for termination of employment or directorship, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.
(g) Governing Law. The internal law, and not the law of conflicts, of the State of Minnesota shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.
(h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
(i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
(j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.
(k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.
(l) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

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Section 10. Clawback or Recoupment
All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to the Company’s clawback policy, as amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award Agreement.
Section 11. Effective Date of the Plan
The Plan was adopted by the Board on April 13, 2020, and was approved by the shareholders of the Company at the annual meeting of shareholders of the Company held on the Effective Date.
Section 12. Term of the Plan
No Award shall be granted under the Plan, and the Plan shall terminate, on April 13, 2030 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.
Adopted by the Board of Directors on April 13, 2020, and approved by the shareholders of the Company on June 11, 2020.

2020 Proxy Statement	A-12

Appendix B
AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

BEST BUY CO., INC.
ARTICLE I
NAME
The name of this corporation shall be Best Buy Co., Inc.
ARTICLE II
REGISTERED OFFICE; REGISTERED AGENT
The registered office of this corporation is located at 100 South Fifth Street, Suite 1075, Minneapolis, Minnesota 55402. Its registered agent at such address is CT Corporation System.
ARTICLE III
SHAREHOLDER VOTING
Except with respect to the election of directors, the shareholders shall take action at a meeting of shareholders by the affirmative vote of a majority of the voting power of the shares present and entitled to vote, except where a larger proportion is required by law or these Articles of Incorporation. Subject to the rights, if any, of the holders of one or more classes or series of Preferred Stock voting separately by class or series to elect directors in accordance with the terms of such Preferred Stock, each director shall be elected at a meeting of shareholders by the vote of a majority of the votes cast with respect to the director.
ARTICLE IV
CAPITAL
The aggregate number of shares of all classes of stock which this corporation shall have the authority to issue is One Billion Four Hundred Thousand (1,000,400,000) shares consisting of:
(1)	1,000,000,000 shares of Common Stock, par value of $.10 per share; and
(2)	400,000 shares of Preferred Stock, par value of $1.00 per share.
The holders of shares of Common Stock shall have one vote for each share of Common Stock held of record on each matter submitted to the holders of shares of Common Stock.
ARTICLE V
CLASSES AND SERIES OF STOCK
The shares of the Preferred Stock may be issued from time to time by the Board of Directors in one or more series with such designations, relative rights, preferences, limitations, dividends, rights, redemption prices, liquidation prices, conversion rights, sinking or purchase fund rights or other privileges as the Board of Directors may establish, fix or determine.
ARTICLE VI
BOARD ACTION WITHOUT A MEETING
Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting by written action signed by a majority of the Board of Directors then in office, except as those matters which require shareholder approval, in which case the written action shall be signed by all members of the Board of Directors then in office.

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ARTICLE VII
CUMULATIVE VOTING
No shareholder of this corporation shall be entitled to any cumulative voting rights.
ARTICLE VIII
PREFERENTIAL RIGHTS
No shareholder of this corporation shall have any preferential, pre-emptive, or other rights of subscription to any shares of any class or series of stock of this corporation allotted or sold or to be allotted or sold whether now or hereafter authorized, or to any obligations or securities convertible into any class or series of stock of this corporation.
ARTICLE IX
REGULATION OF CERTAIN EVENTS
Section 1. Definitions. As used in this Article IX (and, in some cases, Article X, hereof) the following terms and phrases shall have the respective meanings hereinafter set forth.
(a) The term “Affiliate” means a Person that directly or indirectly Controls, is Controlled by, or is under common Control with, a specified Person.
(b) The term “Associate,” when used to indicate a relationship with any Person, means any of the following:
(1)
any organization of which the Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of ten percent (10%) or more of any class or series of shares entitled to vote or other equity interest; or

(2)	any trust or estate in which the Person has a substantial beneficial interest or as to which the Person serves as trustee or executor or in a similar fiduciary capacity; or
(3)	any relative or spouse of the Person, or any relative of the spouse, residing in the home of the Person.
(c) “Beneficial Owner,” when used with respect to shares or other securities, includes, but is not limited to, any Person who, directly or indirectly, through any written or oral agreement, arrangement, relationship, understanding or otherwise, has or shares the power to vote, or direct the voting of, the shares or securities or has or shares the power to dispose of, or direct the disposition of, the shares or securities, except that:
(1)
a Person shall not be deemed the Beneficial Owner of shares or securities tendered pursuant to a tender or exchange offer made by the Person or any of the Person’s Affiliates or Associates until the tendered shares or securities are accepted for purchase or exchange; and

(2)
a Person shall not be deemed the Beneficial Owner of shares or securities with respect to which the Person has the power to vote or direct the voting arising solely from a revocable proxy given in response to a proxy solicitation required to be made and made in accordance with the applicable rules and regulations under the Securities Exchange Act of 1934 and is not then reportable under that act on a Schedule 13D or comparable report, or, if this corporation is not subject to the rules and regulations under the Securities Exchange Act of 1934, would have been required to be made and would not have been reportable if this corporation had been subject to such rules and regulations.

“Beneficial ownership” includes, but is not limited to, the right to acquire shares or securities through the exercise of options, warrants or rights, or the conversion of convertible securities, or otherwise. The shares or securities subject to the options, warrants, rights or conversion privileges held by a Person shall be deemed to be outstanding for the purpose of computing the percentage of outstanding shares or securities of the class or series owned by the Person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class or series owned by any other Person. A Person shall be deemed the Beneficial Owner of shares and securities Beneficially Owned by any relative or spouse of the Person or any relative of the spouse, residing in the home of the Person, any trust or estate in which the Person owns ten percent (10%) or more of the total beneficial interest or serves as trustee or executor or in a similar fiduciary capacity, any organization in which the Person owns ten percent (10%) or more of the equity, and any Affiliate of the Person.

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When two or more Persons act or agree to act as a partnership, limited partnership, syndicate or other group for the purposes of acquiring, owning or voting shares or other securities of a corporation, all members of the partnership, syndicate or other group are deemed to constitute a “Person” and to have acquired Beneficial Ownership, as of the date they first so act or agree to act together, of all shares or securities of the corporation Beneficially Owned by the Person.
(d) The phrase “Business Combination” means any of the following:
(1)
any merger of this corporation or any Subsidiary of this corporation with (a) a Related Person or (b) any other organization (whether or not itself a Related Person) that is, or after the merger would be, an Affiliate or Associate of a Related Person, but excluding (i) the merger of a wholly owned Subsidiary of this corporation into this corporation, (ii) the merger of two or more wholly owned Subsidiaries of this corporation, or (iii) the merger of an organization, other than a Related Person or an Affiliate or Associate of a Related Person, with a wholly owned Subsidiary of this corporation pursuant to which the surviving organization, immediately after the merger, becomes a wholly owned Subsidiary of this corporation; or

(2)
any exchange of shares or other securities of this corporation or any Subsidiary of this corporation or money or other property for shares, other securities, money or property of (a) a Related Person or (b) any other organization (whether or not itself a Related Person) that is, or after the exchange would be, an Affiliate or Associate of a Related Person, but excluding the exchange of shares of a domestic or foreign corporation, other than a Related Person or an Affiliate or Associate of a Related Person, pursuant to which the domestic or foreign corporation, immediately after the exchange, becomes a wholly owned Subsidiary of this corporation; or

(3)
any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in a single transaction or a series of transactions), other than sales of goods or services in the ordinary course of business or redemptions pursuant to Minnesota Statutes, Section 302A.671, subdivision 6, to or with a Related Person or any Affiliate or Associate of a Related Person, other than to or with this corporation or a wholly owned Subsidiary of this corporation, of assets of this corporation or any Subsidiary of this corporation (a) having an aggregate market value equal to ten percent (10%) or more of the aggregate market value of all the assets, determined on a consolidated basis, of this corporation, (b) having an aggregate market value equal to ten percent (10%) or more of the aggregate market value of all the outstanding shares of this corporation, or (c) representing ten percent (10%) or more of the earning power or net income, determined on a consolidated basis, of this corporation except a cash dividend or distribution paid or made pro rata to all shareholders of this corporation; or

(4)
the issuance or transfer by this corporation or any Subsidiary of this corporation (in a single transaction or a series of transactions) of any shares of, or other ownership interests in, this corporation or any Subsidiary of this corporation that have an aggregate market value equal to five percent (5%) or more of the aggregate market value of all the outstanding shares of this corporation to a Related Person or any Affiliate or Associate of a Related Person, except pursuant to the exercise of warrants or rights to purchase shares offered, or a dividend or distribution paid or made, pro rata to all shareholders of this corporation other than for the purpose, directly or indirectly, of facilitating or effecting a subsequent transaction that would have been a Business Combination if the dividend or distribution had not been made; or

(5)
the adoption of any plan or proposal for the liquidation or dissolution of this corporation, or any reincorporation of this corporation in another state or jurisdiction, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding or otherwise with, a Related Person or any Affiliate or Associate of a Related Person; or

(6)
any reclassification of securities (including without limitation any share dividend or split, reverse share split or other distribution of shares in respect of shares), recapitalization of this corporation, merger of this corporation with any Subsidiary of this corporation, exchange of shares of this corporation with any Subsidiary of this corporation, or other transaction (whether or not with or into or otherwise involving a Related Person), proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding or otherwise with, a Related Person or any Affiliate or Associate of a Related Person, that has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of shares entitled to vote, or securities that are

B-3	2020 Proxy Statement

exchangeable for, convertible into, or carry a right to acquire shares entitled to vote, of this corporation or any Subsidiary of this corporation that is, directly or indirectly, owned by a Related Person or any Affiliate or Associate of a Related Person, except as a result of immaterial changes due to fractional share adjustments; or
(7)
any receipt by a Related Person or any Affiliate or Associate of a Related Person of the benefit, directly or indirectly (except proportionately as a shareholder of this corporation), of any loans, advances, guarantees, pledges or other financial assistance, or any tax credits or other tax advantages provided by or through this corporation or any Subsidiary of this corporation.

(e) The term “Control” and all words derived therefrom mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. A Person’s beneficial ownership of ten percent (10%) or more of the voting power of this corporation’s outstanding shares entitled to vote in the election of directors creates a presumption that the Person has control of this corporation. Notwithstanding the foregoing, a Person is not considered to have Control of this corporation if the Person holds voting power, in good faith and not for the purpose of avoiding this Article IX, as an agent, bank, broker, nominee, custodian or trustee for one or more beneficial owners who do not individually or as a group have Control of this corporation.
(f) The term “Disinterested” describes any director of this corporation or any other individual that is neither an officer nor an employee, nor has been an officer or employee within five (5) years immediately prior to the formation of the Disinterested Committee, of this corporation or of a Related Organization of this corporation.
(g) The phrase “Disinterested Committee” means a committee formed by the Board of Directors that is composed of (1) one or more Disinterested directors, or (2) if there are no Disinterested directors, three (3) or more Disinterested individuals.
(h) The term “Person” means any individual, firm, corporation or other entity.
(i) The phrase “Related Organization” of a specified corporation, means:
(1)	a parent or Subsidiary of the specified corporation; or
(2)	another Subsidiary of a parent of the specified corporation; or
(3)	a limited liability company owning, directly or indirectly, more than fifty percent (50%) of the voting power of the shares entitled to vote for directors of the specified corporation; or
(4)
a limited liability company having more than fifty percent (50%) of the voting power of its membership interests entitled to vote for members of its governing body owned directly or indirectly by the specified corporation; or

(5)
a limited liability company having more than fifty percent (50%) of the voting power of its membership interests entitled to vote for members of its governing body owned directly or indirectly either (i) by a parent of the specified corporation or (ii) a limited liability company owning, directly or indirectly, more than fifty percent (50%) of the voting power of the shares entitled to vote for directors of the specified corporation; or

(6)
a corporation having more than fifty percent (50%) of the voting power of its shares entitled to vote for directors owned directly or indirectly by a limited liability company owning, directly or indirectly, more than fifty percent (50%) of the voting power of the shares entitled to vote for directors of the specified corporation.

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(j) The phrase “Related Person” means any Person that is (1) the Beneficial Owner, directly or indirectly, of ten percent (10%) or more of the voting power of this corporation’s outstanding shares entitled to vote or (2) an Affiliate or Associate of this corporation that, at any time within the four (4) year period immediately prior to the date in question, was the Beneficial Owner, directly or indirectly, of ten percent (10%) or more of the voting power of this corporation’s then outstanding shares entitled to vote; provided, however, that if a Person who has not been a Beneficial Owner of ten percent (10%) or more of the voting power of this corporation’s outstanding shares entitled to vote immediately prior to a repurchase of shares by, or recapitalization of, this corporation or similar action shall become a Beneficial Owner of ten percent (10%) or more of the voting power solely as a result of the share repurchase, recapitalization or similar action, the Person shall not be deemed to be the Beneficial Owner of ten percent (10%) or more of the voting power for purposes of the foregoing, unless:
(i)
the repurchase, recapitalization, conversion or similar action was proposed by or on behalf of, or pursuant to any agreement, arrangement, relationship, understanding or otherwise (whether or not in writing) with, the Person or any Affiliate or Associate of the Person; or

(ii)
the Person thereafter acquires Beneficial Ownership, directly or indirectly, of this corporation’s outstanding shares entitled to vote and, immediately after the acquisition, is the Beneficial Owner, directly or indirectly, of ten percent (10%) or more of the voting power of this corporation’s outstanding shares entitled to vote.

Notwithstanding the foregoing, “Related Person” does not include:
(1)	this corporation or any of its Subsidiaries;
(2)
a savings, employee stock ownership, or other employee benefit plan of this corporation or any of its Subsidiaries, or a fiduciary of the plan when acting in a fiduciary capacity pursuant to the plan; or

(3)	a licensed broker/dealer or licensed underwriter who:
(i)	purchases shares of this corporation solely for purposes of resale to the public; and
(ii)	is not acting in concert with a Related Person.
For purposes of this definition, shares Beneficially Owned by a plan, or by a fiduciary of a plan pursuant to the plan, as described in (2), above, are not deemed to be Beneficially Owned by the Person who is a fiduciary of the plan.
(k) The phrase “Share Acquisition Date,” with respect to any Person, means (1) the date that the Person first becomes a Related Person, or (2) if the Person becomes, on one or more dates, a Related Person, but thereafter ceases to be a Related Person, and subsequently again becomes a Related Person, the date on which the Person most recently became a Related Person.
(l) The term “Subsidiary” of a specified organization means an organization having more than fifty percent (50%) of the voting power of its shares or other ownership interests entitled to vote for directors or other members of the governing body of the organization owned directly, or indirectly through Related Organizations, by the specified organization.
Section 2. Business Combinations. Except as set forth in Section 4 of this Article IX, and notwithstanding any other provision seemingly to the contrary in law, these Articles of Incorporation or the By-laws of this corporation, this corporation may not engage in any Business Combination, or vote, consent or otherwise act to authorize a Subsidiary of this corporation to engage in any Business Combination, with, with respect to, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding or otherwise with, any Related Person or any Affiliate or Associate of a Related Person for a period of four (4) years following the Related Person’s Share Acquisition Date.
Section 3. Procedure. Upon receipt of a good faith, definitive written proposal relating to a Business Combination or an acquisition of shares pursuant to which a Person will become a Related Person, the Board of Directors shall promptly form a Disinterested Committee to consider and take action on the proposal. The Disinterested Committee shall respond in writing within thirty (30) days after receipt of the proposal, setting forth its decision regarding the proposal.

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Section 4. When Inapplicable. The provisions of Section 2 of this Article IX shall not be applicable to a Business Combination, and such Business Combination shall require only such affirmative vote as may otherwise be required by law or otherwise, if:
(a) the Business Combination or the acquisition of shares made by the Related Person on the Related Person’s Share Acquisition Date is approved before the Related Person’s Share Acquisition Date, or on the Related Person’s Share Acquisition Date but prior to the Related Person becoming a Related Person on the Related Person’s Share Acquisition Date, by the affirmative vote of a majority of the members of the Disinterested Committee; or
(b) the Business Combination is with, with respect to, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding or otherwise with any Related Person whose Share Acquisition Date is either before the effective date of this Article IX, or on the effective date, but prior to the effective time of this Article IX.
Section 5. Disinterested Committee. The Disinterested Committee shall not be subject to any direction or control by the Board of Directors with respect to the committee’s consideration of, or any action concerning, a Business Combination or acquisition of shares pursuant to this Article IX.
Section 6. Fiduciary Duty. Nothing contained in this Article IX shall be construed to relieve any Related Person of any fiduciary obligation imposed upon it by law.
Section 7. Powers of Board. A majority of the voting power of the entire Board of Directors shall have the power and duty to determine on the basis of the definitions provided in Section 1 of this Article IX and the information then known to them, whether (a) any Person is a Related Person, (b) any Person is an Affiliate or Associate of another, and (c) any director or individual is Disinterested. Any such determination made in good faith by a majority of the voting power of the entire Board of Directors shall be conclusive and binding for all purposes of this Article IX.
Section 8. Duties. The fact that any action or transaction complies with the provisions of this Article IX shall not be construed to waive or satisfy any other requirements of law, these Articles of Incorporation or the By-laws of this corporation, or to impose any fiduciary duty, obligation or responsibility in connection with the approval of such action or transaction or the recommendation to the shareholders of this corporation of its adoption or approval, nor shall such compliance limit, prohibit or otherwise restrict in any manner the evaluations of or actions and responses taken with respect to such action or transaction. All relevant factors, including without limitation, the social and economic effects on the employees, customers, suppliers and other constituents of this corporation and its Subsidiaries and on the communities in which this corporation and its Subsidiaries operate or are located, may be considered when evaluating any Business Combination.
ARTICLE X
STOCK REPURCHASES FROM CERTAIN SHAREHOLDERS
Section 1. Definitions. As used in this Article X, the following terms and phrases shall have the respective meanings hereinafter set forth.
(a) The term “Affiliate” has the same meaning as provided in Subsection 1(a) of Article IX of these Articles of Incorporation.
(b) The term “Associate” has the same meaning as provided in Subsection 1(b) of Article IX of these Articles of Incorporation.
(c) The phrases “Beneficial Owner” and “Beneficially Owned” have the same meanings as provided in Subsection 1(c) of Article IX of these Articles of Incorporation.
(d) The term “Person” has the same meaning as provided in Subsection 1(i) of Article IX of these Articles of Incorporation.
(e) The phrase “Public Transaction” means any (1) purchase of voting securities offered pursuant to an effective registration statement filed pursuant to the Securities Act of 1933, or (2) open market purchase of voting securities if, in either such case, the price and other terms of sale are not negotiated by the purchaser and seller of the legal or beneficial interest in such voting securities.

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(f) The term “Subsidiary” has the same meaning as provided in Subsection 1(k) of Article IX of these Articles of Incorporation.
(g) The phrase “Substantial Shareholder” means any Person or group of two or more Persons who have agreed to act together for the purpose of acquiring, holding, voting or disposing of voting securities of this corporation who, (1) individually or together with its or their Associates or Affiliates, in the aggregate, is or are the Beneficial Owner(s) of securities of this corporation, or securities convertible into securities of this corporation, representing five percent (5%) or more of this corporation’s outstanding shares entitled to vote, or (2) is or are assignee(s) of or has or have otherwise succeeded as, directly or indirectly, the Beneficial Owner(s) of any voting securities, or securities convertible into voting securities, of this corporation which were at any time within the three (3) year period immediately prior to the date in question Beneficially Owned by a Substantial Shareholder or any of its Associates or Affiliates, unless such assignment or succession shall have occurred pursuant to any Public Transaction or series of Public Transactions; provided, however, that the term “Substantial Shareholder” shall not include any benefit plan or trust now or hereafter established by this corporation or any of its Subsidiaries for the benefit of the employees of this corporation and/or any of its Subsidiaries or any trustee, agent or other representative of any such plan or trust.
(h) The phrase “Unaffiliated Director” means a director who is not a Substantial Shareholder, its Affiliate or Associate, or is not otherwise related thereto; provided, however, that no director shall be considered to be an Unaffiliated Director unless such director became a director of this corporation prior to the transaction or transactions in which such Substantial Shareholder or Substantial Shareholders became such, or was nominated, appointed or elected as a director of this corporation with the approval of at least two-thirds (2/3) of the Unaffiliated Directors in office at the time of such director’s nomination, appointment or election.
Section 2. Vote of Shareholders. Except where a larger proportion is required by law, the affirmative vote of a majority of the voting power of the shares present and entitled to vote at a meeting of shareholders shall be required to approve the purchase or other acquisition by this corporation of shares of capital stock of this corporation if:
(a) such shares of capital stock are purchased from any Substantial Shareholder, its Affiliates or Associates at a price more than the average closing price for shares of capital stock of the same class (as the shares of capital stock being purchased from the Substantial Shareholder, its Affiliates or Associates), in the principal public market in which such shares of capital stock are actively traded, during the most recent five (5) trading days during which such shares have been traded preceding such purchase, or, if earlier, during the most recent five (5) trading days during which such shares have been traded preceding the date upon which this corporation and the Substantial Shareholder, its Affiliates or Associates enter into a binding agreement for such purchase; or if such shares are of a class or series not traded in a public market, then at a price more than the redemption price, if any, pertaining to such shares; or, if there is no such redemption price, at a price more than the liquidation preference, if any, pertaining to such shares; or, if there is no such liquidation preference, at a price more than the price(s) paid by such Substantial Shareholder, its Affiliates or Associates in acquiring such shares, determined on a first-in, first-out basis; and
(b) the Substantial Shareholder, its Affiliates or Associates has Beneficially Owned the shares of capital stock being purchased or any of them for less than two (2) years; and
(c) all other holders of shares of capital stock of the same class or series are not contemporaneously afforded the opportunity to sell to this corporation or any other Person, on terms and at a price determined by a majority of the Unaffiliated Directors of this corporation to be substantially as favorable as those afforded to the Substantial Shareholder, its Affiliates or Associates, the same percentage of such shares of capital stock held by them as equals that percentage of the shares of capital stock Beneficially Owned by the Substantial Shareholder which are to be purchased from the Substantial Shareholder, its Affiliates or Associates by this corporation.
Section 3. Determinations By Unaffiliated Directors. In the context of any transaction described in Section 2 of this Article X, the majority of the directors who are Unaffiliated Directors with respect to such transaction shall have the exclusive power and duty to determine, on the basis of information known to them after reasonable inquiry, whether a Person is (a) a Substantial Shareholder, (b) an Affiliate or Associate of a Substantial Shareholder, and (c) an Unaffiliated Director. Any such determination of a majority of the Unaffiliated Directors shall be final and binding in the absence of fraud or gross negligence by such Unaffiliated Directors.

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ARTICLE XI
LIMITATION OF DIRECTOR LIABILITY
No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this Article XI shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 302A.559 or Section 80A.76 of the Minnesota Statutes, (iv) for any transaction from which the director derived an improper personal benefit, or (v) for any act or omission occurring prior to the effective date of this Article XI. If, after the effective date of this Article XI, the Minnesota Business Corporation Act is amended to authorize the further elimination or limitation of the liability of directors, then, in addition to the limitation on personal liability provided herein, the liability of a director of the corporation shall be limited to the fullest extent permitted by such amended Act. Any repeal or modification of this Article XI by the shareholders of the corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

2020 Proxy Statement	B-8

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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 10, 2020 for shares held directly and by 11:59 p.m. Eastern Time on June 8, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/BBY2020**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 10, 2020 for shares held directly and by 11:59 p.m. Eastern Time on June 8, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D11717-P33029 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**BEST BUY CO., INC.**

1. Election of Directors

| **Nominees:** | **For** | **Against** | **Abstain** |
|---|---|---|---|
| 1a) Corie S. Barry | ☐ | ☐ | ☐ |
| 1b) Lisa M. Caputo | ☐ | ☐ | ☐ |
| 1c) J. Patrick Doyle | ☐ | ☐ | ☐ |
| 1d) Kathy J. Higgins Victor | ☐ | ☐ | ☐ |
| 1e) David W. Kenny | ☐ | ☐ | ☐ |
| 1f) Karen A. McLoughlin | ☐ | ☐ | ☐ |
| 1g) Thomas L. Millner | ☐ | ☐ | ☐ |
| 1h) Claudia F. Munce | ☐ | ☐ | ☐ |
| 1i) Richelle P. Parham | ☐ | ☐ | ☐ |
| 1j) Eugene A. Woods | ☐ | ☐ | ☐ |

| | **For** | **Against** | **Abstain** |
|---|---|---|---|
| 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 30, 2021. | ☐ | ☐ | ☐ |
| 3. To approve in a non-binding advisory vote our named executive officer compensation. | ☐ | ☐ | ☐ |
| 4. To approve the Best Buy Co., Inc. 2020 Omnibus Incentive Plan. | ☐ | ☐ | ☐ |
| 5. To amend Article IX, Section 9 of the Amended and Restated Articles of Incorporation of Best Buy Co., Inc. (the "Articles"). | ☐ | ☐ | ☐ |
| 6. To amend Article X, Section 10 of the Articles. | ☐ | ☐ | ☐ |
| 7. To amend Article X, Section 4 of the Articles. | ☐ | ☐ | ☐ |
| 8. To amend Article X, Section 2 of the Articles. | ☐ | ☐ | ☐ |

9. In their discretion, the proxy agents may vote upon such other business as may properly come before the Meeting.

| | **Yes** | **No** |
|---|---|---|
| **HOUSEHOLDING ELECTION** - Please indicate if you consent to receive certain future investor communications in a single package per household. | ☐ | ☐ |

If you vote by mail, please date and sign exactly as your name appears and return this card promptly in the accompanying postage-paid envelope. If shares are held by joint tenants or as community property, both shareholders must sign.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

## BEST BUY CO., INC.

**REGULAR MEETING OF SHAREHOLDERS**

Dear Best Buy Shareholder:

Your vote is important! We encourage you to vote promptly and to take advantage of Internet or telephone voting, both of which are available 24 hours a day, seven days a week. Please note voting deadlines on the reverse side of this proxy card.

| | |
|---|---|
| **Vote by Internet:** | Go to *www.proxyvote.com* and follow the prompts. |
| **Vote by Telephone:** | Call 1-800-690-6903 if you are in the U.S. or Canada, and follow the prompts. |

**YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.**

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL**

D11718-P33029

**BEST BUY CO., INC.**

7601 Penn Avenue South, Richfield, Minnesota 55423

**This proxy is solicited on behalf of the Board of Directors for use at the Regular Meeting of Shareholders to be held on June 11, 2020**

The undersigned appoint(s) Hubert Joly and/or Todd G. Hartman, each with the power of substitution, as his proxies ("Proxy Agents") to vote as directed on the reverse side of this proxy card, all the shares of common stock of Best Buy Co., Inc. held of record by the undersigned as of April 13, 2020, at the Regular Meeting of Shareholders (the "Meeting") to be held on Thursday, June 11, 2020, at 9:00 a.m. Central Time. The undersigned shareholder of Best Buy Co., Inc. acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on Thursday, June 11, 2020, via the Internet at www.virtualshareholdermeeting.com/BBY2020.

**IF NO OTHER INDICATION IS MADE ON THE REVERSE SIDE OF THIS PROXY CARD, THE PROXY AGENTS WILL VOTE FOR PROPOSALS 1, 2, 3, 4, 5, 6, 7, AND 8, AND IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING ADJOURNMENT OF THE MEETING AND ANY OTHER MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.**

If you participate and hold shares in the Best Buy stock fund within the Best Buy 401(k) Retirement Savings Plan (the "401(k) Plan"), as of the record date, April 13, 2020, this proxy covers all shares for which the undersigned has the right to give voting instructions to State Street Bank and Trust Company, Trustee of the Best Buy stock fund within the 401(k) Plan. This proxy, when properly executed, will be voted as directed. If no direction is given to the Trustee by 11:59 p.m. Eastern Time on June 8, 2020, the Trustee will vote the shares held in the 401(k) Plan in the same proportion as votes received from other participants in the 401(k) Plan, unless otherwise required by law.